      As filed with the Securities and Exchange Commission April 30, 2007


                        File Nos. 2-67052 and 811-3023

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933


                       Post-Effective Amendment No. 209


                                      AND

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 210


                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

                               Lisa J. Weymouth
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101

                                  Copies to:
                             Robert J. Zutz, Esq.
                 Kirkpatrick Lockhart Gates Preston Ellis LLP
                              1601 K Street, N.W.
                            Washington, D.C. 20006

It is proposed that this filing will become effective:


[X] immediately upon filing pursuant to Rule 485, paragraph (b)(1)


[ ] on ______ pursuant to Rule 485, paragraph (b)(1)


[ ] 60 days after filing pursuant to Rule 485, paragraph (a)(1)


[ ] on ______ pursuant to Rule 485, paragraph (a)(1)

[ ] 75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ] on ______ pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


    Title of series being registered: Adams Harkness Small Cap Growth Fund, Jordan Opportunity Fund, Polaris Global Value Fund, Winslow Green Growth Fund.


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                                                                     Prospectus

                                                                    May 1, 2007


                                           Adams Harkness Small Cap Growth Fund

                                   The Fund seeks maximum capital appreciation.


     The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete.
                      Any representation to the contrary is a criminal offense.


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                                                              TABLE OF CONTENTS



               RISK/RETURN SUMMARY                            2

                     INVESTMENT OBJECTIVE                     2
                     PRINCIPAL INVESTMENT STRATEGIES          2
                     PRINCIPAL INVESTMENT RISKS               4
                     WHO MAY WANT TO INVEST IN THE FUND       5

               PERFORMANCE                                    6

               FEE TABLE                                      7

               MANAGEMENT                                     8

               YOUR ACCOUNT                                  10

                     HOW TO CONTACT THE FUND                 10
                     GENERAL INFORMATION                     10
                     BUYING SHARES                           12
                     SELLING SHARES                          17
                     EXCHANGE PRIVILEGES                     21
                     RETIREMENT ACCOUNTS                     22

               PORTFOLIO MANAGER PAST PERFORMANCE            23

               OTHER INFORMATION                             25

               FINANCIAL HIGHLIGHTS                          27


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RISK/RETURN SUMMARY

 CONCEPTS TO UNDERSTAND
 EQUITY SECURITY means a security such as a common stock, preferred stock or convertible security that represents an ownership interest in a company. COMMON STOCK means an ownership interest in a company and usually possesses voting rights and earns dividends.
 DEBT SECURITY means a security such as a bond or note that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.
 PREFERRED STOCK means a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. CONVERTIBLE SECURITY means debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinate to comparable nonconvertible securities. MARKET CAPITALIZATION means the value of a company's common stock in the stock market.
INVESTMENT OBJECTIVE

The Fund seeks maximum capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in the common stock of smaller, lesser-known companies whose stocks are traded in the U.S. markets ("80% Policy"). The Fund normally invests in companies that the Portfolio Manager believes are in an early stage or transitional point in their development and have above average prospects for growth, including initial public offerings of such companies. Smaller companies are defined as those with market capitalizations no greater than $3.0 billion at the time of their purchase.

The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

THE ADVISER'S PROCESSES The Fund's investment process focuses on two key areas--security selection and portfolio construction. The Portfolio Manager uses a disciplined investment process that includes the following components:

DATABASE SCREENING The Portfolio Manager applies a quantitative screening process to the universe of small capitalization companies to identify those companies with fundamental strengths such as:

  . strong balance sheets

  . good cash flow

  . high returns on equity

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  . strong or improving fundamentals

  . new products and/or unique business strategies

The Portfolio Manager also looks for companies with positive catalysts, such as new management, which may provide for a potential acceleration in the growth rate of the company. Other factors identified through the screening process include:

  . high management ownership in the company

  . low institutional ownership

A valuation screen is also used to determine if the price/earnings ratio in relation to the company's underlying growth rate is reasonable.

FUNDAMENTAL RESEARCH Fundamental research focuses on identifying several types of companies that the Portfolio Manager believes offer promising growth potential including:

.. small, fast growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace

.. companies experiencing a major change which is expected to produce advantageous results, such as new management, products or technologies, restructuring or reorganization, or merger and acquisition

The Portfolio Manager utilizes meetings with company management, research at industry trade shows and conferences, and discussions with customers and competitors, to help identify companies whose stock price may not reflect the rate of growth the company can maintain and/or those whose stock price does not yet reflect the positive changes that have occurred because they have not yet appeared in the financial results. Once purchased, portfolio holdings are monitored closely, and new information is evaluated relative to the original reason for investing.

THEMES The Portfolio Manager intends the Fund's investments to reflect what she believes to be the major social, economic and technological trends (collectively, "Themes") that will shape the future of business and commerce over the next three to five years. These Themes will provide a framework for identifying the industries and companies in which the Fund will invest. While sector weightings are monitored, the portfolio is generally constructed around 12-15 themes, such as The New Consumer, The Ubiquitous Semiconductor and Managing the Information Age.

SELL DISCIPLINE In general, stocks are sold when:

.. valuation targets are achieved

.. changing circumstances affect the original reasons for the investment

.. the company exhibits deteriorating fundamentals

.. the Portfolio Manager believes more attractive alternatives exist


TEMPORARY DEFENSIVE POSITION For temporary defensive purposes, the Fund may invest all or a portion of its assets in common stocks of larger, more established companies, fixed-income securities or short-term money market securities. To the extent the Fund is engaged in temporary defensive investments, the Fund will not be pursuing its investment objective. A defensive position taken at the wrong time, may have an adverse impact on the Fund's performance.


                                                                             3

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PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. A Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that a Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in a Fund, or the Fund could underperform other investments. Other general market risks include:

  . The stock market does not recognize the growth potential or value of the stocks in the Fund's portfolio

  . The Fund's investment adviser's ("the Adviser") judgment as to the growth potential or value of a stock proves to be wrong

  . A decline in investor demand for growth stocks may adversely affect the value of these securities

  . Although the Portfolio Manager has experience in providing investment advisory services to mutual funds, this is the first mutual fund to which the Adviser has provided investment advice

SPECIFIC RISKS OF SMALL COMPANIES Because investing in small companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

  . The securities of smaller companies are traded in lower volume and may be less liquid than securities of larger, more established companies

  . Smaller companies are more likely to experience changes in earnings and growth prospects than larger more established companies and this could have a significant impact on the price of the security

  . The value of the securities may depend on the success of products or technologies that are in a relatively early stage of development and that may not have been tested

  . Smaller companies may have more limited product lines, markets and financial resources make these companies more susceptible to economic and market setbacks

  . At certain times, the stock market may not favor the smaller growth securities in which the Fund invests. During this time, it would be expected that the Fund could underperform other Funds with different investment strategies

  . Analysts and other investors typically follow these companies less actively, and information about these companies is not always readily available.

For these and other reasons, the prices of small capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

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SPECIFIC RISKS OF INITIAL PUBLIC OFFERINGS

A portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, the effect of the Fund's investment in initial public offerings on the Fund's total return should decline.

PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses, which may adversely effect fund performance.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

  . Are willing to tolerate significant changes in the value of your investment

  . Are pursuing a long-term goal

  . Are willing to accept higher short-term risk for potential capital appreciation

The Fund may NOT be appropriate for you if you:

  . Need regular income or stability of principal

  . Are pursuing a short-term goal or investing emergency reserves

  . Want an investment that pursues market trends or focuses only on particular sectors or industries

                                                                             5

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PERFORMANCE


The following chart and tables illustrate the variability of the Fund's returns as of December 31, 2006. The chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.


PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

CALENDAR YEAR TOTAL RETURNS

The following chart shows the Fund's annual total return for each full calendar year that the Fund has operated.

                                    [CHART]


 2005     2006
 ----     ----
14.18%    2.74%


During the period shown, the highest return for a quarter was 16.13% (1st quarter, 2006) and the lowest return was (10.45)% (3rd quarter, 2006).

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2006, to the Russell 2000(R) Growth Index.



                                                           SINCE
                                                         INCEPTION
                                                  1 YEAR  2/27/04
              Return Before Taxes                  2.74%   8.14%
              Return After Taxes on Distributions  2.74%   8.00%
              Return After Taxes on Distributions
              and Sale of Fund Shares              1.78%   6.91%
              RUSSELL 2000 GROWTH INDEX           13.35%   9.19%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 2000 Growth Index, the Fund's primary performance benchmark, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted values. One cannot invest directly in an index. Unlike the performance figures of the Fund, the performance of the Russell 2000 Growth Index does not reflect the effect of expenses.

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                                                                      FEE TABLE


The following tables describe the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund's assets and are factored into the Fund's share price rather than charged directly to shareholder accounts.



                SHAREHOLDER FEES
                (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                Maximum Sales Charge (Load) Imposed on
                Purchases                                   None
                Maximum Deferred Sales Charge (Load)        None
                Maximum Sales Charge (Load) Imposed on
                Reinvested Distributions                    None
                Redemption Fee (as a percentage of amount
                redeemed)/(1)/                             1.00%
                Exchange Fee/(1)/                          1.00%
                Maximum Account Fee                         None
                ANNUAL FUND OPERATING EXPENSES
                (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                Management Fees                            1.00%
                Distribution and Service (12b-1) Fees       None
                Other Expenses/(2)/                        1.65%
                TOTAL ANNUAL FUND OPERATING EXPENSES/(2)/  2.65%
                Fee Waiver and Expense Reimbursement/(3)/ -0.75%
                NET EXPENSES/(3)/                          1.90%


/(1)/Shares redeemed or exchanged within 30 days of purchase will be charged a 1.00% fee.


/(2)/Based on amounts incurred for the Fund's fiscal year ended December 31, 2006. The Total Annual Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table, which reflects the Operating Expenses of the Fund and does not include acquired fees and expenses. Acquired fees and expenses are fees incurred directly by the Fund as a result of investments in certain pooled investment vehicles, such as mutual funds.

/(3)/The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses through April 30, 2008 to limit Total Annual Operating Expenses to 1.90% of the Fund's average daily net assets (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses). These contractual fee waivers and expense reimbursements may be changed at any time with the consent of the Board of Trustees. In addition, the Fund's service providers may voluntarily waive or reimburse expenses. These voluntary waivers and expense reimbursements may be reduced or eliminated at any time.


EXAMPLE


The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table taking into account the contractual waiver through April 30, 2008 and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:



                                1 YEAR   $  193
                                3 YEARS  $  752
                                5 YEARS  $1,338
                                10 YEARS $2,928


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MANAGEMENT


The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board oversees the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").


THE ADVISER


The Fund's Adviser, AH Lisanti Capital Growth, LLC, (the "Adviser") a registered investment adviser, serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Adviser is located at 608 Fifth Ave, Suite 301, New York, New York 10020.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee of 1.00% of the average daily net assets of the Fund. For the Fund's fiscal year ended
December 31, 2006, the Adviser received an advisory fee of 0.01% of the average daily net assets of the fund.

A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement between the Trust and the Adviser is included in the Fund's annual report for the period ending December 31, 2005.

As of December 31, 2006 the Adviser had approximately $74 million in assets under management.


PORTFOLIO MANAGER

MARY LISANTI Ms. Lisanti has over 25 years of financial markets experience with a particular expertise in managing growth-oriented investment strategies in small and mid capitalization equities. Her accomplishments include being named "Fund Manager of the Year" by BARRON'S in 1996. She also was a top-ranked Institutional Investor analyst, and in 1989 she was ranked #1 for her work in small company research.


Since June 30, 2005, Ms. Lisanti has been the majority owner of AH Lisanti Capital Growth, LLC. Prior to June 30, 2005, Ms. Mary Lisanti, maintained an equity interest since the Adviser was formed in the first quarter of 2004.
Ms. Lisanti has served as the Fund's portfolio manager since its commencement.


From 1998 to 2004, Ms. Lisanti was Chief Investment Officer of ING Investments, LLC, responsible for overseeing the firm's equity mutual funds as well as serving as Portfolio Manager for the ING Small Cap Opportunities series and separately managed institutional accounts and as Lead Portfolio Manager for the ING MidCap Opportunities and Growth Opportunities Funds and Large Cap Growth Fund. From 1996 to 1998, she was a Portfolio Manager of the Strong Small Cap Fund and separately managed institutional accounts and Senior Portfolio Manager of the Strong Mid Cap Fund.

From 1993 to 1996 she worked at Bankers Trust Corp., where her most recent position was as Managing Director and Head of Small and Mid Capitalization Equity Strategies. During her tenure there, she managed the BT Small Cap and Capital Appreciation Funds as

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well as separately managed accounts. Earlier in her career, she was Vice
President of Investments with the Evergreen Funds. She began her financial industry career as a securities analyst specializing in emerging growth stocks. Ms. Lisanti, who is a Chartered Financial Analyst, received a BA with honors from Princeton University.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of the Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor"), acts as the Fund's Distributor in connection with the offering of the Fund shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.


Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions to the Fund.



The Distributor and FCS are not affiliated with the Adviser or with Citigroup or its affiliates.


The Trust has adopted a shareholder servicing plan for the Fund under which the Fund pays the Fund's administrator an annualized fee of up to 0.25% of average daily net assets for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund's administrator may pay this fee to various financial institutions including the Adviser that provide shareholder servicing to their customers invested in the Fund.

FUND EXPENSES

The Fund pays for its expenses out of its own assets. Expenses of the Fund include the Fund's own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may be recouped at a later date.

                                                                             9

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YOUR ACCOUNT

 HOW TO CONTACT THE FUND
 WRITE TO US AT:
  Adams Harkness Small Cap Growth Fund
  P.O. Box 446
  Portland, Maine 04112
 OVERNIGHT ADDRESS:
  Adams Harkness Small Cap Growth Fund

  3 Canal Plaza, Ground Floor

  Portland, Maine 04101
 TELEPHONE US AT:
  (800) 441-7031 (toll free)
 E-MAIL US AT:
  ahsmallcap@citigroup.com
 VISIT OUR WEB SITE AT:

  www.ahlisanti.com

 WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, New York
  ABA #021000089
 FOR CREDIT TO:
  Citigroup Fund Services, LLC
  Account #30576692
  Adams Harkness Small Cap Growth Fund
  (Your Name) (Your Account Number)
GENERAL INFORMATION


You may purchase or sell (redeem) shares of the Fund on each weekday that the New York Stock Exchange is open. Under unusual circumstances, the Fund may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) shares of the Fund at the NAV of a share of the Fund next calculated plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges) after the transfer agent receives your request in proper form (as described in this Prospectus on pages 12 through 21). For instance, if the transfer agent receives your purchase, redemption, or exchange request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day's NAV of the Fund plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


The Fund does not issue share certificates.


If you purchase shares directly from the Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.


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The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept orders when the New York Stock Exchange is closed. The time at which the NAV is calculated may change in case of an emergency.


The Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting the Fund's liabilities and then dividing the result (net assets) by the number of the Fund's shares outstanding.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities, which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and ask price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things: (i) the exchange on which a Fund's security is principally traded closes early;
(ii) trading in a particular portfolio security was halted during the day and did not resume prior to the time as of which a Fund calculates its NAV; or
(iii) events occur after the close of the securities market on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.


The Fund invests in the securities of small- and medium-sized companies. The Fund's investment in securities of small- and medium-sized capitalization companies are more likely to require a fair value determination because they are more thinly traded and less liquid than the securities of larger capitalization companies.


Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

                                                                             11

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TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.


The Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party will create an incentive for these financial institutions to recommend that you purchase Fund shares.


ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


DISCLOSURE OF PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's Statement of Additional Information ("SAI") and on the Fund's website.


BUYING SHARES


HOW TO MAKE PAYMENTS Unless purchased through a third-party financial institution, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.


   CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the

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   check must be made payable to "Adams Harkness Small Cap Growth Fund" or to one or more owners of the account and endorsed to "Adams Harkness Small Cap Growth Fund." For all other accounts, the check must be made payable on its face to "Adams Harkness Small Cap Growth Fund." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                           MINIMUM    MINIMUM
                                           INITIAL   ADDITIONAL
                                          INVESTMENT INVESTMENT
                 Standard Accounts          $2,000      $250
                 Traditional and Roth IRA
                 Accounts                   $2,000      $250
                 Accounts with Systematic
                 Investment Plans           $1,000      $100


The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Fund Officers.


ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.


When you open an account, the Fund will ask for your name, address, date of birth, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.


If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next net asset value calculated after the Fund decides to close your account, but only if

                                                                             13

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your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fees assessed.

The Fund may reject your application under the Trust's Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict or, reject, without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale or exchange of Fund shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 30 days or purchase. See "Selling Shares--Redemption Fee" and "Exchange Privileges".

The investment in securities of small- and medium-sized companies may make the Fund shares more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatility on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

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ACCOUNT REQUIREMENTS


                TYPE OF ACCOUNT                                   REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND             .Instructions must be signed by all persons
JOINT ACCOUNTS                                   required to sign exactly as their names
Individual and sole proprietorship accounts are  appear on the account.
owned by one person, Joint accounts have two    .Provide a power of attorney or similar
or more owners (tenants)                         document for each person that is authorized
                                                 to open or transact business for the account
                                                 if not a named account owner.
GIFTS OR TRANSFERS TO A MINOR                   .Depending on state laws, you can set up a
(UGMA, UTMA)                                     custodial account under the UGMA or the
These custodial accounts provide a way to give   UTMA.
money to a child and obtain tax benefits        .The custodian must sign instructions in a
                                                 manner indicating custodial capacity.
BUSINESS ENTITIES                               .Provide certified articles of incorporation, a
                                                 government-issued business license or
                                                 certificate, partnership agreement or similar
                                                 document evidencing the identity and
                                                 existence of the business entity.
                                                .Submit a secretary's (or similar) certificate
                                                 listing the person(s) authorized to open or
                                                 transact business for the account.
TRUSTS (INCLUDING CORPORATE PENSION             .The trust must be established before an
PLANS)                                           account can be opened
                                                .Provide the first and signature pages from
                                                 the trust document, identifying the trustees
                                                .Provide a power of attorney or similar
                                                 document for each person that is authorized
                                                 to open or transact business in the account
                                                 if not a trustee of the trust.


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INVESTMENT PROCEDURES


             HOW TO OPEN AN ACCOUNT                           HOW TO ADD TO YOUR ACCOUNT
THROUGH A FINANCIAL ADVISER                        THROUGH A FINANCIAL ADVISER
Contact your adviser using the method that is      Contact your adviser using the method that is
most convenient for you.                           most convenient for you.
BY CHECK                                           BY CHECK
..Call or write us for an account application       .Fill out an investment slip from a confirmation
..Complete the application (and other required       or write us a letter
 documents, if applicable)                         .Write your account number on your check
..Mail us your application (and other required      .Mail us the slip (or your letter) and the check
 documents, if applicable) and a check
BY WIRE                                            BY WIRE
..Call or write us for an account application       .Call to notify us of your incoming wire
..Complete the application (and other required      .Instruct your financial institution to wire your
 documents, if applicable)                          money to us
..Call us to fax the completed application (and
 other required documents, if applicable) and
 we will assign you an account number
..Mail us your original application (and other
 required documents, if applicable)
..Instruct your financial institution to wire your
 money to us
BY ACH PAYMENT                                     BY SYSTEMATIC INVESTMENT
..Call or write us for an account application       .Complete the systematic investment section
..Complete the application (and other required       of the application
 documents, if applicable)                         .Attach a voided check to your application
..Call us to fax the completed application (and     .Mail us the completed application and voided
 other required documents, if applicable) and       check
 we will assign you an account number              .We will electronically debit your purchase
..Mail us your original application (and other       proceeds from the financial institution
 required documents, if applicable)                 account identified on your account
..We will electronically debit your purchase         application
 proceeds from the financial institution
 account identified on your account
 application


16

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                                    [GRAPHIC]





              HOW TO OPEN AN ACCOUNT                        HOW TO ADD TO YOUR ACCOUNT
BY INTERNET WWW.AHLISANTI.COM                       BY INTERNET WWW.AHLISANTI.COM
..Log on to our Web site                             .Log on to our Web site
..Select Open an Account Online                      .Select Access Your Account
..Complete the application online                    .Provide the following information:
..Accept the terms of the online application         . Your user ID
..Account opening amount limited to $25,000 if       . Your password
 funded by ACH                                      .Select Transaction/Purchase menu option
..Mail us your check, instruct your financial        .Follow the instructions provided
 institution to wire your money to us, or we will   .We will electronically debit your purchase
 electronically debit your purchase proceeds         proceeds from the financial institution
 from the financial institution account identified   account identified on your account
 on your account application                         application


SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

INTERNET TRANSACTIONS You may open an account as well as purchase, sell, or exchange Fund shares online. Establishing an account online is permitted only for individual, IRA, joint and UGMA/UTMA accounts. If you conduct transactions or open an account online, you are consenting to sending and receiving personal financial information over the Internet.

SELLING SHARES


Your shares will be redeemed at the NAV next calculated after receipt of your redemption order, subject to the deduction of a redemption fee. The Fund processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.


                                                                             17

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
                     HOW TO SELL SHARES FROM YOUR ACCOUNT
          THROUGH A FINANCIAL ADVISER
          Contact your adviser by the method that is most convenient for you
          BY MAIL
          .Prepare a written request including:
          . Your name(s) and signature(s)
          . Your account number
          . The Fund name
          . The dollar amount or number of shares you want to sell
          . How and where to send the redemption proceeds
          .Obtain a signature guarantee (if required) (See "Signature
           Guarantee Requirements" on page below)
          .Obtain other documentation (if required) (See "Wire
           Redemption Privileges" on page below)
          .Mail us your request and documentation
          BY WIRE OR ACH
          .Wire or ACH redemptions are only available if your redemption is for $5,000 or more (except for systematic withdrawals) and you did not decline wire or ACH redemption privileges on your account application
          .Call us with your request (unless you declined telephone redemption privileges on your account application) (see
           "By Telephone") OR
          .Mail us your request (see "By Mail")
          BY TELEPHONE
          .Call us with your request (unless you declined telephone
           redemption privileges on your account application)
          .Provide the following information:
          . Your account number
          . Exact name(s) in which the account is registered
          . Additional form of identification
          .Redemption proceeds will be:
          . Mailed to you OR
          . Electronically credited to your account at the financial institution identified on your account application.


                      HOW TO SELL SHARES FROM YOUR ACCOUNT
         BY INTERNET WWW.AHLISANTI.COM
         .Log on to our Web site (unless you declined Internet
          trading privileges on your account application)
         .Select Access Your Account
         .Provide the following information:
         . Your user ID
         . Your password
         .Select the Transaction/Redemption menu option
         .Follow the instructions provided
         .Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application
         SYSTEMATICALLY
         .Complete the systematic withdrawal section of the
          application
         .Attach a voided check to your application
         .Mail us your completed application
         .Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application



WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire or ACH is $5,000, except for systematic withdrawals.


TELEPHONE OR INTERNET REDEMPTION PRIVILEGES You may redeem your shares by telephone or the Internet unless you declined telephone or Internet redemption privileges on your account application. You may be responsible for any unauthorized telephone or Internet order as long as the Transfer Agent takes

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reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order. Internet transactions require a User ID and password.


SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.


SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Transfer Agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following (the following situations apply if you are requesting the transaction directly through the Fund) :


  . Written requests to redeem $100,000 or more

  . Changes to a shareholder's record name

  . Redemptions from an account for which the address or account registration has changed within the last 30 days

  . Sending redemption and distribution proceeds to any person, address or financial institution account, not on record

  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

  . Adding or changing ACH or wire instructions, telephone/Internet redemption or exchange options, or any other election in connection with your account

The Transfer Agent reserves the right to require signature guarantees on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

REDEMPTION FEE If you redeem your shares within 30 days of purchase, you will be charged a 1.00% redemption fee. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate the redemption fees (after first redeeming any shares associated with reinvested distributions), the Fund will use the first-in, first-out (FIFO) method to determine the

                                                                             19

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holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account. The Fund reserves the right to modify the terms or terminate the fee at any time.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:


.. redemptions in a deceased shareholder account if such an account is registered in the deceased's name;

.. redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

.. redemption of shares purchased through a dividend reinvestment program;

.. redemption of shares pursuant to a systematic withdrawal plan; and

.. redemptions by omnibus accounts maintained by financial intermediaries which have agreed in writing to assess and collect redemption fees for the Fund with respect to redemptions made in underlying customer accounts.

The Fund reserves the right to waive redemption fees for redemptions in certain qualified retirement and deferred compensation plans. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above or may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the Institution or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the Institution's omnibus account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus. The Fund reserves the right to waive redemption fees, withdraw waivers, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

To be entitled to an exception to the imposition of a redemption fee, you must request the exception at the time the redemption request is made. The Fund may require appropriate documentation of a redemption's eligibility for exemption from application of the redemption fee.

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address.

When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six

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months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the Transfer Agent locates you.


EXCHANGE PRIVILEGES

You may exchange your shares of the Fund for shares of certain other funds by mail, telephone or the Internet unless you declined telephone/Internet redemption privileges on your account application. Not all funds available for exchange may be available for purchase in your state. Check with the Transfer Agent regarding funds available for exchange in your state. An exchange is a sale and purchase of shares and may have tax consequences. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of exchange. If you exchange your shares within 30 days of purchase, you will be charged a 1.00% redemption fee (See "Selling Shares-Redemption Fee"). To calculate the redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of exchange will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or by telephone or Internet, unless you declined telephone or Internet privileges on your account application. You may be responsible for any unauthorized telephone or Internet order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.


                                HOW TO EXCHANGE
           THROUGH A FINANCIAL ADVISER
           Contact your adviser by the method that is most convenient for you
           BY MAIL
           .Prepare a written request including:
           . Your name(s) and signature(s)
           . Your account number
           . The names of each fund you are exchanging
           . The dollar amount or number of shares you want to sell
             (and exchange)
           .Open a new account and complete an account application if you are requesting different shareholder privileges
           .Obtain a signature guarantee, if required
           .Mail us your request and documentation
           BY WIRE OR ACH
           .Wire or ACH redemptions are only available if your redemption is for $5,000 (except for systematic withdrawals) or more and you did not decline wire or
            ACH redemption privileges on your account application
           .Call us with your request (unless you declined telephone
            redemption privileges on your account application) (See
            "By Telephone") OR
           .Mail us your request (See "By Mail")


                                                                             21

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
                                HOW TO EXCHANGE
         BY TELEPHONE
         .Call us with your request (unless you declined telephone
          redemption privileges on your account application)
         .Provide the following information:
         . Your account number
         . Exact name(s) in which account is registered
         . Additional form of identification
         .Redemption proceeds will be:
         . Mailed to you OR
         . Electronically credited to your account at the financial institution identified on your account application.
         BY INTERNET: WWW.AHLISANTI.COM
         .Log on to our Web site (unless you declined Internet
          trading privileges on your account application)
         .Select Access Your Account
         .Provide the following information:
         . Your user ID
         . Your password
         .Select the Transactions/Exchange menu option
         .Follow the instructions provided
         SYSTEMATICALLY
         .Complete the systematic withdrawal section of the
          application
         .Attach a voided check to your application
         .Mail us your completed application
         .Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application


RETIREMENT ACCOUNTS


You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.


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                                             PORTFOLIO MANAGER PAST PERFORMANCE

The performance data set forth on the next page relates to the historical performance of other mutual funds managed by the Portfolio Manager when employed at other investment advisers pursuant to the small-cap growth strategy, the style used to manage the Fund.

Prior to joining the Adviser, Ms. Lisanti, the Portfolio Manager, served as Senior Portfolio Manager of the ING Small Cap Opportunities Fund (the "ING Fund") from July 1998 to March 2003. From 1996 to 1998, Ms. Lisanti was Portfolio Manager at Strong Capital Management and managed the Strong Small Cap Fund (the "Strong Fund"). From 1993 to 1996, Ms. Lisanti was a managing Director and Head of Small- and Mid-Capitalization Equity Securities at Bankers Trust Corporation. While at Bankers Trust, Ms. Lisanti served as portfolio manager of the BT Investment Small Cap Portfolio, the mutual fund in which the BT Investment Small Cap Fund (the "BT Fund") invested substantially all of its assets. The BT Fund did not employ an investment adviser since the Fund invested substantially all of its assets in the BT Investment Small Cap Portfolio. As portfolio manager of these funds, Ms. Lisanti was primarily responsible for the day-to-day management of each fund and no other person played a significant part in that management. During the time that Ms. Lisanti managed each of these funds, it had an investment objective, policies, and strategies that were substantially similar to the Fund.

While the Adviser is primarily responsible for the Fund's performance, the information presented does not represent the past performance of the Fund. You should not consider these performance data as an indication of future performance of the Fund.

The charts on the next page show the average annual total return of the ING Fund for the period from July 1, 1998 to March 31, 2003, the Strong Fund for the period from August 31, 1996 to May 31, 1998, and the BT Fund from
October 21, 1993 to July 31, 1996, as compared to certain market indices. As described above, the return figures reflect performance based on net operating expenses (i.e., returns are reduced by all fees and transaction costs incurred). Data are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

                                                                             23

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
ING FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD FROM
JULY 1, 1998 TO MARCH 31, 2003
                                    ING SMALL CAP    RUSSELL 2000(R)   RUSSELL 2000
PERIOD                            OPPORTUNITIES FUND   INDEX/(1)/    GROWTH INDEX/(2)/
July 1, 1998 to March 31, 2003          -2.69%           -1.66%           -7.15%

STRONG FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD FROM
AUGUST 31, 1996 TO MAY 31, 1998
                                     STRONG SMALL     RUSSELL 2000     RUSSELL 2000
PERIOD                                 CAP FUND        INDEX/(1)/    GROWTH INDEX/(2)/
August 31, 1996 to May 31, 1998          1.31%           21.25%           13.25%

BT FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD FROM
OCTOBER 21, 1993 TO JULY 31, 1996
                                    BT INVESTMENT     RUSSELL 2000     RUSSELL 2000
PERIOD                              SMALL CAP FUND     INDEX/(1)/    GROWTH INDEX/(2)/
October 21, 1993 to July 31, 1996       28.39%            9.64%            9.11%

/(1)/The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

/(2)/The Russell 2000 Growth Index measures the performance of those Russell
     2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

24

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                                    [GRAPHIC]




                                                              OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES


The Fund generally intends to operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of net long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.



A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to non-corporate U.S. shareholders at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2010 A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.


All Distributions reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup

 LOGO




withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax advisor.


ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                    [GRAPHIC]




                                                           FINANCIAL HIGHLIGHTS


The financial highlight table is intended to help you understand the financial performance of the Fund for the period of the Fund's operations. Certain information reflects financial results for a single Fund Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2006 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                                            FEBRUARY 27,
                                            YEAR ENDED      YEAR ENDED     2004/(A)/ THROUGH
                                           DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                               2006            2005             2004
NET ASSET VALUE, BEGINNING OF PERIOD         $ 12.03          $10.65           $10.00
OPERATIONS
  Net investment income (loss)                 (0.18)/(b)/     (0.16)/(b)/      (0.07)
  Net realized and unrealized gain/(loss)
   on investments                               0.51/(c)/       1.67             0.72
                                             -------          ------           ------
Total from Investment Operations                0.33            1.51             0.65
                                             -------          ------           ------
Redemption Fees/(b)/                              --/(d)/         --/(d)/          --/(d)/
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain on investments                --           (0.13)              --
                                             -------          ------           ------
NET ASSET VALUE, END OF PERIOD               $ 12.36          $12.03           $10.65
                                             =======          ======           ======
TOTAL RETURN/(D)/                               2.74%          14.18%            6.50%/(e)/
RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period
(000's omitted)                              $27,212          $9,381           $3,668
Ratios to Average Net Assets:
  Net expenses                                  1.65%           1.65%            1.63%/(f)/
  Gross expenses/(g)/                           2.65%           5.17%           13.58%/(f)/
  Net investment income (loss)                 (1.41)%         (1.44)%          (1.51)%/(f)/
PORTFOLIO TURNOVER RATE                          497%            307%             500%/(e)/



/(a)/Commencement of operations.

/(b)/Calculated based on average shares outstanding during the period.

/(c)/Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.

/(d)/Less than $0.01 per share.

/(e)/Not annualized.

/(f)/Annualized.

/(g)/Reflects the expense ratio excluding any waivers.

                                    [GRAPHIC]



ADAMS HARKNESS SMALL CAP GROWTH FUND

FOR MORE INFORMATION

The following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides more detailed information about the Fund and is incorporated by reference, and is legally a part of, this Prospectus.

CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Adams Harkness Small Cap Growth Fund
P.O. Box 446
Portland, Maine 04112
(800) 441-7031

http://www.ahlisanti.com/


Distributor
Foreside Fund Services, LLC
Two Portland Square, 1/st/ Floor
Portland, Maine 04101

http://www.foresides.com/


SECURITIES AND EXCHANGE COMMISSION INFORMATION
You can also review the Fund's annual/semi-annual reports, SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). Scheduled hours of operation for the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: publicinfo@sec.gov


Fund information, including copies of the annual/semi-annual reports and the SAI are available from the SEC's Web site at http://www.sec.gov/


Investment Company Act File No. 811-3023

                                   [GRAPHIC]

THE FUND SEEKS CAPITAL APPRECIATION





                                                         P R O S P E C T U S




Jordan Opportunity Fund

[LOGO] A WINDOWPANE FUND



MAY 1, 2007
The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                              TABLE OF CONTENTS


                    RISK/RETURN SUMMARY                   2

                      Investment Objective                2
                      Principal Investment Strategies     2
                      Principal Investment Risks          4
                      Who May Want to Invest in the Fund  7

                    PERFORMANCE INFORMATION               8

                    FEE TABLE                            10

                    MANAGEMENT                           12

                      The Adviser                        12
                      The Sub-Adviser                    12
                      Other Service Providers            13
                      Fund Expenses                      13

                    YOUR ACCOUNT                         14

                      How to Contact the Fund            14
                      General Information                14
                      Buying Shares                      16
                      Selling Shares                     22
                      Exchange Privileges                25
                      Retirement Accounts                26

                    OTHER INFORMATION                    27

                    FINANCIAL HIGHLIGHTS                 29

RISK/RETURN SUMMARY

CONCEPTS TO UNDERSTAND

EQUITY SECURITY means a security such as a common stock, preferred stock or convertible security that represents an ownership interest in a company.
COMMON STOCK means an ownership interest in a company and usually possesses voting rights and earns dividends.
DEBT SECURITY means a security such as a bond or note that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity. PREFERRED STOCK means a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.


INVESTMENT OBJECTIVE

Jordan Opportunity Fund (the "Fund") seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in companies that the Fund's sub-adviser, Hellman, Jordan Management Co., Inc. ("HJMC" or the "Sub-Adviser") believes are experiencing or will experience earnings growth. The Fund is non-diversified and invests primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size. The Fund is "opportunistic" and may concentrate its investments in securities and industries that the Sub-Adviser believes are poised to experience earnings growth. The Fund may invest up to 25% of its total assets in the securities of foreign issuers. The Fund's holdings of fixed-income securities and cash will vary, but the Fund will not invest more than 35% of its total assets in debt securities, including direct and indirect obligations of the U.S. Government. The Fund may also invest up to 25% of its assets in U.S. debt securities that are not investment grade securities. The Fund also may invest in money market instruments and may purchase put and call options on U.S. traded stocks, currencies or security indices, sell options purchased and write "covered" call options.

THE INVESTMENT PROCESS - PURCHASING PORTFOLIO SECURITIES

The Fund's adviser, Windowpane Advisors, L.L.C. (the "Adviser"), and Sub-Adviser believe investing in companies that are likely to grow more rapidly than the general economy can be an effective method of investing. HJMC's strategy begins by identifying the industry groups or sectors that it believes will respond to emerging economic trends. They seek to identify companies within those sectors that exhibit

CONVERTIBLE SECURITY means debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinate to comparable nonconvertible securities.
MARKET CAPITALIZATION means the value of a company's common stock in the stock market.
U.S. GOVERNMENT SECURITIES means debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

strong earnings growth with compelling relative value and strong technical patterns.

THE INVESTMENT PROCESS - SELLING PORTFOLIO SECURITIES

The Sub-Adviser, subject to the Adviser's oversight, monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies.

The Sub-Adviser may sell a stock if:

.. It subsequently fails to meet the Sub-Adviser's initial investment criteria;

.. A more attractively priced company is found or if funds are needed for other purposes;

.. It becomes overvalued relative to the long-term expectation for the stock price; or

.. Views change of the individual holdings as well as the general market.

Defensive strategies will be implemented if the Sub-Adviser believes the investment environment to be unrewarding. A decision to become defensive will consider many factors including, but not limited to:

.. Valuation;

.. Recent returns;

.. Inflation of expectations;

.. Changes in interest rates; and

.. Market breadth.

TEMPORARY DEFENSIVE POSITION. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position by reducing investments in equities and/or increasing investments in short-term fixed income securities. The Fund may also invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. During such times, the Fund may not be pursuing its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance.


PRINCIPAL INVESTMENT RISKS

GENERAL RISKS. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is subject to the market and other risks inherent in discretionary securities investments involving stocks, bonds and other securities. In general, stock values are affected by activities specific to a company, as well as general market, economic and political conditions. A Fund's net asset value ("NAV") and investment return will fluctuate based on changes in value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

.. The stock market goes down;

.. The stock market does not recognize the value of the stocks in the Fund's portfolio;

.. The Adviser's or the Sub-Adviser's strategy may fail to produce the intended results; and

.. The Adviser's judgment as to the growth potential or value of a stock proves to be wrong.

NON-DIVERSIFIED RISK. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under Federal law. The Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

SMALL AND MEDIUM COMPANY RISK. The Fund may invest in companies without regard to market capitalization, including small- and medium-sized companies. Because investing in small and medium companies may have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

.. The earnings and prospects of smaller companies are more volatile than those of larger companies;

.. Smaller companies may experience higher failure rates than larger companies;


.. Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available;


.. The trading volume of securities of smaller companies is normally lower and such securities may be less liquid than those of larger companies, which may disproportionately affect their stock prices, and may cause their stock prices to fall more in response to selling pressure than is the case with larger companies; and

.. Smaller companies may have limited markets, product lines, or financial resources and may lack management experience, making these companies more susceptible to economic and market setbacks.

For these and other reasons, the security prices of smaller capitalization companies may fluctuate more significantly than the security prices of large capitalization companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

CONCENTRATION RISK. The Fund may invest greater than 25% of its assets in the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services. Concentration of a significant portion of the Fund's assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were diversified among various sectors. If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

CREDIT RISK FOR NON-INVESTMENT GRADE SECURITIES. Non-investment grade debt securities (commonly known as "junk bonds") have significant speculative characteristics and generally involve greater volatility of price than investment grade securities.

DEBT SECURITIES RISK. The Fund may invest a portion of its assets in debt securities, which are subject to interest rate and credit risk. The values of most debt securities fall when interest rates rise; the longer a debt security's maturity and the lower its credit quality, the more its value typically falls in response to an increase in interest rates. The financial condition of an issuer of a security held by the Fund may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall. Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.


DERIVATIVE RISK. The Fund may make substantial use of derivatives and employ specialized trading techniques such as options trading to increase its exposure to certain selected securities. The Fund may employ these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines.

PORTFOLIO TURNOVER RISK. The Fund may have a high turnover rate, given the inherent volatility of concentrated positions, and the historical volatility of growth stocks. A higher portfolio turnover may enhance returns by capturing and holding portfolio gains. However, it also may result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance. The Fund's portfolio turnover is expected to exceed 200%.


RISKS OF FOREIGN SECURITIES. Because the Fund invests in foreign securities, an investment in the Fund may have the following additional risks:

.. Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets;

.. Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities;

.. Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund's investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar;

.. Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies;

.. Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems;

.. Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.; and

.. Dividends payable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund's shareholders.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

.. Are pursuing a long-term goal with a growth investment strategy;

.. Are willing to accept price fluctuations in your investment; and

.. Are willing to tolerate risks associated with common stock investments.

The Fund may NOT be appropriate for you if you:

.. Want an investment that pursues market trends or focuses only on particular sectors or industries;

.. Need regular income or stability of principal; or

.. Are pursuing a short-term goal or investing emergency reserves.

PERFORMANCE


The following chart and table illustrate the variability of the Fund's returns as of December 31, 2006. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and how the Fund's returns compare to a broad measure of market performance.


In January 2005, a limited partnership managed by the Sub-Adviser reorganized into the Fund. This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for periods prior to January 2005 is that of the limited partnership. The limited partnership's expenses during the periods presented were higher than the Fund's proposed expense ratio. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

                                    [CHART]


 1997    1998    1999    2000    2001      2002    2003    2004   2005   2006
 ----    ----    ----    ----    ----      ----    ----    ----   ----   ----
11.70%  14.02%  43.76%  23.32%  -19.67%  -25.10%  42.91%  13.20%  9.19%  9.49%

During the periods shown in the chart, the highest quarterly return was 26.28% (for the quarter ended June 30, 2003) and the lowest quarterly return was -25.52% (for the quarter ended September 30, 2001).

The following table compares the Fund's average annual total return as of December 31, 2006 to the Standard & Poor's Composite 500(R) Index (the "S&P 500 Index").



      YEAR(S)                                      1 YEAR 5 YEARS 10 YEARS
      Return Before Taxes                           9.49%  7.69%   10.14%
      Return After Taxes on Distributions           6.23%  6.65%    9.61%
      Return After Taxes on Distributions and Sale
        of Fund Shares                              6.89%  6.23%    8.83%
      S&P 500(R) Index/(1)/                        15.79%  6.19%    8.42%

/(1)/The S&P 500 Index is a market index of common stock. The S&P 500 Index is unmanaged and reflects reinvestment of dividends. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

FEE TABLE

The following tables describe the various fees and expenses that you will pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund's assets and are factored into the Fund's share price rather than charged directly to shareholder accounts.

        SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
            Maximum Sales Charge (Load) Imposed on
            Purchases (as a percentage of the offering price)      None
            Maximum Sales Charge (Load) Imposed on
            Reinvested Distributions                               None

         Maximum Deferred Sales Charge (Load)                      None
         Redemption Fee (as a percentage of amount redeemed)/(1)/ 2.00%
         Exchange Fee/(1)/                                        2.00%

              ANNUAL FUND OPERATING EXPENSES
              (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                             Management Fees                1.00%

                   Distribution and Service (12b-1) Fees None

             Other Expenses                                   1.09%
             TOTAL ANNUAL FUND OPERATING EXPENSES/ (2)/ /(3)/ 2.09%

/(1)/Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% fee.

/(2)/Based on amounts incurred for the Fund's fiscal year ended December 31,
    2006.
/(3)/Effective January 1, 2007, the Fund's adviser has agreed to voluntarily waive its fees to 0.50% of the average daily net assets of the Fund. Based on Total Annual Fund Operating Expenses of 2.09%, this would mean that net expenses would be 1.59%. Voluntary fee waivers and expense and reimbursements may be reduced or eliminated at any time.

EXAMPLE


The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's total annual fund operating expenses and net expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         $212   $655   $1,124   $2,421

MANAGEMENT


The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board oversees the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Fund's Statement of Additional Information ("SAI").


THE ADVISER

The Fund's Adviser is Windowpane Advisors, L.L.C., a registered investment adviser formed on August 10, 2004. The Adviser is an affiliate of Stolper & Co., Inc. ("SCI"). The Adviser's principals, through SCI, are engaged in the business of analysis of investment managers on behalf of its clients, which include corporate retirement plans, foundations, educational institutions, charitable organizations and individuals. SCI also recommends investment management firms to all categories of clients desirous of employing a registered investment adviser for discretionary portfolio management. The Adviser receives an advisory fee of 1% of the average daily net assets of the Fund.


As of December 31, 2006 the Adviser had approximately $22 million in assets under management.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund is included in the Fund's annual report for the period ended December 31, 2006.


THE SUB-ADVISER


Subject to the general control of the Fund's Board and the overall supervision and control of the Adviser, Hellman, Jordan Management Company (HJMC), the Sub-Adviser, makes decisions regarding the investment and reinvestment of Fund assets. The Sub-Adviser, founded in 1978, specializes in asset management for corporate pension plans, endowments, state and local retirement funds, foundations, unions and wealthy individuals. The Sub-Adviser's primary business address is 75 State Street, Suite 2420, Boston, Massachusetts 02109. For advisory services provided to the Fund, the Sub-Adviser receives an advisory fee from the Adviser at an annual rate of 0.50% of the Fund's average daily net assets up to $100 million, plus 0.60% of assets between $100 million and $250 million plus 0.75% of assets over $250 million. As of December 31, 2006, the Sub-Adviser has approximately $425 million in assets under management.


The Portfolio Manager of the Fund is Gerald Reid Jordan, President and Senior Portfolio Manager of HJMC. After graduating from Harvard College, Mr. Jordan spent three years as a Position Trader for Salomon Brothers in New York City before attending The Harvard Business School. Upon graduation, he founded and managed Lighthouse Management, L.P., a small investment firm. He joined HJMC in 1996 and for the past seven years has served as Senior Portfolio Manager for separately managed accounts.


The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of the Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC, ( "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.


Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor"), acts as the Fund's Distributor in connection with the offering of Fund Shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions to the Fund.

The Distributor and FCS are not affiliated with the Adviser or with Citigroup or its affiliates.

The Trust has adopted a shareholder servicing plan under which the Trust pays Citigroup a fee at an annual rate of 0.25% of the Fund's average daily net assets for providing shareholder service activities that are not otherwise provided by the transfer agent. Citigroup may pay this fee to various financial institutions, including the Advisers that provide shareholder servicing to their customers invested in the Fund.


FUND EXPENSES

The Fund pays for its expenses out of its own assets. Expenses of the Fund include the Fund's own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

YOUR ACCOUNT

HOW TO CONTACT THE FUND

WRITE TO US AT:
Jordan Opportunity Fund
P.O. Box 446
Portland, Maine 04112
OVERNIGHT ADDRESS:
Jordan Opportunity Fund

3 Canal Plaza,
Ground Floor

Portland, Maine 04101
TELEPHONE US AT:
(800) 441-7013 (toll free)
VISIT OUR WEB SITE AT:
www.jordanopportunityfund.com
WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
Citibank, N.A.
New York, New York
ABA #021000089
FOR CREDIT TO:
Citigroup Fund Services, LLC
Account #30576692
Jordan Opportunity Fund
(Your Name)
(Your Account Number)


GENERAL INFORMATION


You may purchase or sell (redeem) the Fund's shares at the net asset value of a share ("NAV"), minus any applicable redemption fee, next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 16 through 25). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


The Fund does not issue share certificates.


If you purchase shares directly from the Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.


The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and exchange privileges.


WHEN AND HOW NAV IS DETERMINED


The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept orders when the New York Stock

Exchange is closed if deemed appropriate by the Trust's officers. The time at which the NAV is calculated may change in case of an emergency.


The Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting the Fund's liabilities and then dividing the result (net assets) by the number of the Fund's shares outstanding.


The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities, which are valued at amortized cost. Exchange-traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and ask price. Non-exchange-traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV. If the Fund invests in securities that trade on foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days that shareholders will not be able to purchase or redeem Fund Shares.


The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things: (i) the exchange on which a Fund portfolio security is principally traded closes early;
(ii) trading in a particular portfolio security was halted during the day and did not resume prior to the time as of which a Fund calculates its NAV; or
(iii) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.


The Fund invests in the securities of small- and medium-sized companies. The Fund's investment in securities of small- and medium-sized companies are more likely to require a fair value determination because they are more thinly traded and less liquid than the securities at larger companies. Similarly, the Fund's investments in foreign securities is more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair value pricing is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair Valuation could result in a different NAV than a NAV determined by using market quotes.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.


The Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party will create an incentive for these financial institutions to recommend that you purchase Fund shares.


ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


DISCLOSURE OF PORTFOLIO HOLDINGS A description of the Funds policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's Statement of Additional Information ("SAI").


BUYING SHARES


HOW TO MAKE PAYMENTS Unless purchased through third-party financial institutions, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.


   CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Jordan Opportunity Fund" or to one or more owners of the account and endorsed to "Jordan Opportunity Fund." For all other accounts, the check must be made payable on its face to "Jordan Opportunity Fund." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:


                                                   MINIMUM    MINIMUM
                                                   INITIAL   ADDITIONAL
                                                  INVESTMENT INVESTMENT
        Standard Accounts                          $10,000      $500
        Traditional and Roth IRA Accounts          $ 2,000      $500
        Accounts with Systematic Investment Plans  $ 5,000      $250



The Fund reserves the right to waive minimum amounts, if deemed appropriate by Fund officers.

ACCOUNT REQUIREMENTS

              TYPE OF ACCOUNT                                REQUIREMENT
-----------------------------------------------------------------------------------------
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT    .Instructions must be signed by all persons
ACCOUNTS                                      required to sign exactly as their names
Individual accounts are owned by one          appear on the account.
person, as are sole proprietorship accounts.
Joint accounts have two or more owners
(tenants).
GIFTS OR TRANSFERS TO A MINOR                .Depending on state laws, you can set up a
(UGMA, UTMA)                                  custodial account under the UGMA or the
These custodial accounts provide a way to     UTMA.
give money to a child and obtain tax         .The custodian must sign instructions in a
benefits.                                     manner indicating custodial capacity.

BUSINESS ENTITIES                          .Provide certified articles of incorporation,
                                            a government-issued business license or
                                            certificate, partnership agreement or
                                            similar document evidencing the identity
                                            and existence of the business entity.
                                           .Submit a secretary's (or similar)
                                            certificate listing the person(s) authorized
                                            to open or transact business for the
                                            account.
TRUSTS (INCLUDING CORPORATE PENSION PLANS) .The trust must be established before an account can be opened.
                                           .Provide the first and signature pages from
                                            the trust document identifying the
                                            trustees.
                                           .Provide a power of attorney or similar
                                            document for each person that is
                                            authorized to open or transact business in
                                            the account if not a trustee of the trust.


ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.


When you open an account, the Fund will ask for your name, address, date of birth, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. The Fund may reject your application under the Trust's Anti-Money Laundering Program. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next net asset value calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fees assessed. and will not be able to recoup an redemption fees assessed.

The Fund may reject your application under the Trust's Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies, may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale or exchange of the Fund's shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 60 days of purchase. See "Selling Shares - Redemption Fee" and "Exchange Privileges".

The investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect a Fund or its operations.

INVESTMENT PROCEDURES


           HOW TO OPEN AN ACCOUNT                     HOW TO ADD TO YOUR ACCOUNT
-----------------------------------------------------------------------------------------
THROUGH A FINANCIAL ADVISER                   THROUGH A FINANCIAL ADVISER
..Contact your adviser using the method        .Contact your adviser using the method
 that is most convenient for you.              that is most convenient for you.
BY CHECK                                      BY CHECK
..Call or write us for an account application  .Fill out an investment slip from a
..Complete the application (and other           confirmation or write us a letter
 required documents)                          .Write your account number on your
..Mail us your original application (and        check
 other required documents) and a check        .Mail us the slip (or your letter) and the
                                               check

BY WIRE                                       BY WIRE
..Call or write us for an account application  .Call to notify us of your incoming wire
..Complete the application (and other          .Instruct your U.S. financial institution to
 required documents)                           wire your money to us
..Call us to fax the completed application
 (and other required documents) and we
 will assign you an account number
..Mail us your original application (and
 other required documents)
..Instruct your financial institution to wire
 your money to us
BY ACH PAYMENT                                BY SYSTEMATIC INVESTMENT
..Call or write us for an account application  .Complete the systematic investment
..Complete the application (and other           section of the application
 required documents)                          .Attach a voided check to your application
..Call us to fax the completed application     .Mail us your original application and
 (and other required documents) and we         voided check
 will assign you an account number            .We will electronically debit your
..Mail us your original application (and        purchase proceeds from the financial
 other required documents)                     institution account identified on your
..We will electronically debit your             account application
 purchase proceeds from the financial
 institution account identified on your
 account application

           HOW TO OPEN AN ACCOUNT                    HOW TO ADD TO YOUR ACCOUNT
---------------------------------------------------------------------------------------
BY INTERNET                                   BY INTERNET
WWW.JORDANOPPORTUNITYFUND.COM                 WWW.JORDANOPPORTUNITYFUND.COM
..Log on to our website                        .Log on to our website
..Select Online Application                    .Select Your Account
..Complete the application online              .Provide the following information:
..Accept the terms of the online application   .Your user ID
..Account opening amount limited to            .Your password
 $25,000 if funded by ACH                     .Select Transaction/Purchase menu option
..Mail us your check, instruct your            .Follow the instructions provided
 financial institution to wire your money to  .We will electronically debit your
 us, or we will electronically debit your      purchase proceeds from the financial
 purchase proceeds from the financial          institution account identified on your
 institution account identified on your        account application
 account application


SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.

LIMITATIONS ON PURCHASES The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES


Your shares will be redeemed at the NAV next calculated after receipt of your redemption order, subject to the deduction of redemption fees. The Fund processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

                         HOW TO SELL SHARES FROM YOUR ACCOUNT
---------------------------------------------------------------------------------------
THROUGH A FINANCIAL ADVISER
..Contact your adviser by the method that is most convenient for you
BY MAIL
..Prepare a written request including:
..  Your name(s) and signature(s)
..  Your account number
..  The Fund name
..  The dollar amount or number of shares you want to sell
..  How and where to send the redemption proceeds
..Obtain a signature guarantee (if required) (See "Signature Guarantee Requirements" on page below)
..Obtain other documentation (if required) (See "Wire Redemption Privileges" on page below)
..Mail us your request and documentation


BY WIRE OR ACH
..Wire or ACH redemptions are only available if your redemption is for $5,000 or more and you did not decline wire or ACH redemption privileges on your account application
..Call us with your request (unless you declined telephone redemption privileges on your account application) (see "By Telephone") OR
..Mail us your request (see "By Mail")
BY TELEPHONE
..Call us with your request (unless you declined telephone redemption privileges on your account application)
..Provide the following information:
..  Your account number
..  Exact name(s) in which the account is registered
..  Additional form of identification
..Redemption proceeds will be:
..  Mailed to you OR
..  Electronically credited to your account at the financial institution identified on your account application.




                        HOW TO SELL SHARES FROM YOUR ACCOUNT
--------------------------------------------------------------------------------------
SYSTEMATICALLY
..Complete the systematic withdrawal section of the application
..Attach a voided check to your application
..Mail us your original application
..Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application


WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire or ACH is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order.


SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

.. Written requests to redeem $100,000 or more

.. Changes to a shareholder's record name

.. Redemptions from an account for which the address or account registration has changed within the last 30 days

.. Sending redemption and distribution proceeds to any person, address or financial institution account, not on record

.. Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

.. Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require a signature guarantee(s) on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

REDEMPTION FEE If you redeem your shares within 60 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate the redemption fees (after first redeeming any shares associated with reinvested distributions), the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account. The Fund reserves the right to modify the terms or terminate the fee at any time.


LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the Transfer Agent locates you.


EXCHANGE PRIVILEGES

You may exchange your shares of the Fund for shares of certain other funds by mail or telephone unless you declined telephone redemption privileges on your account application. Not all funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding funds available for exchange in your state. An exchange is a sale and purchase of shares and may have tax consequences. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of exchange. If you exchange your shares within 60 days of purchase, you will be charged a 2.00% redemption fee. To calculate the redemption fees, the Fund will use the first in, first out (FIFO) method to determine the holding period. Under this method, the date of exchange will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or by telephone, unless you declined telephone privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.



                                    HOW TO EXCHANGE
----------------------------------------------------------------------------------------
THROUGH A FINANCIAL ADVISER
..Contact your adviser by the method that is most convenient for you
BY MAIL
..Prepare a written request including:
..  Your name(s) and signature(s)
..  Your account number
..  The names of each fund you are exchanging
..  The dollar amount or number of shares you want to sell (and exchange)
..Open a new account and complete an account application if you are requesting different shareholder privileges
..Obtain a signature guarantee, if required
..Mail us your request and documentation

BY TELEPHONE
..Call us with your request (unless you declined telephone redemption privileges on your account application)
..Provide the following information:
..  Your account number
..  Exact name(s) in which account is registered
..  Additional form of identification

RETIREMENT ACCOUNTS


You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.


A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to non-corporate U.S. Shareholders at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund and the shareholder.

All distributions reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.


The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.


The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                                           FINANCIAL HIGHLIGHTS


The financial highlight table is intended to help you understand the financial performance of the Fund for the period of the Fund's operations. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2006 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                                JANUARY 21,
                                                                 2005/(A)/
                                                 YEAR ENDED       THROUGH
                                                DECEMBER 31,    DECEMBER 31,
                                                    2006            2005
 ------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD             $ 10.62        $ 10.00
                                                ------------   ------------
 INVESTMENT OPERATIONS
   Net investment income (loss)/(b)/                (0.07)         (0.11)
   Net realized and unrealized gain (loss) on
    investments                                      1.10           1.76
                                                ------------   ------------
 Total from Investment Operations                    1.03           1.65
                                                ------------   ------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gains                               (1.22)         (1.03)
                                                ------------   ------------
   Redemption fees/(b)/                                --/(c)/        --
                                                ------------   ------------
 NET ASSET VALUE, END OF PERIOD                   $ 10.43        $ 10.62
                                                ============   ============
 TOTAL RETURN                                        9.49%         16.53%/(d)/
 RATIO/SUPPLEMENTARY DATA
   Net Assets at End of Period (000's omitted)    $22,723        $22,117
   Ratios to Average Net Assets:
   Net expenses                                      2.05%          1.94%/(e)/
   Gross expenses/(f)/                               2.09%          2.15%/(e)/
   Net investment income (loss)                     (0.66)%        (1.09)%/(e)/
 PORTFOLIO TURNOVER RATE/(D)/                         304%           384%/(d)/


/(a)/Commencement of operations.
/(b)/Calculated based on average shares outstanding during the period. /(c)/Less than $0.01 per share.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/Reflects the expense ratio excluding any waivers and/or reimbursements.

                                      [GRAPHIC]






                                         F O R  M O R E  I N F O R M A T I O N




Jordan Opportunity Fund

[LOGO] A WINDOWPANE FUND


THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides more detailed information about the Fund and is incorporated by reference into, and thus is legally part of, this Prospectus.

CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports (when available), the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

JORDAN OPPORTUNITY FUND
P.O. BOX 446
PORTLAND, MAINE 04112
(800) 441-7013

WWW.JORDANOPPORTUNITYFUND.COM


SECURITIES AND EXCHANGE COMMISSION INFORMATION

You can also review the Fund's annual/semi-annual reports (when available), SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). Scheduled hours of operation for the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:


PUBLIC REFERENCE ROOM
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-0102
E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.


Free copies of the annual/semi-annual reports (when available) and the SAI are available from the SEC's web site at www.sec.gov

DISTRIBUTOR
FORESIDE FUND SERVICES, LLC
HTTP://WWW.FORESIDES.COM/


Investment Company Act File No. 811-3023

                                    [GRAPHIC]

                            Polaris Global Value Fund

                                  PROSPECTUS


                                  May 1, 2007


THE FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN COMMON STOCK OF COMPANIES WORLDWIDE.

THE FUND DOES NOT PAY RULE 12B-1 (DISTRIBUTION) FEES.


The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


[LOGO]
                             WWW.POLARISFUNDS.COM
                                (888) 263-5594

                                    [GRAPHIC]



                                                              TABLE OF CONTENTS



                  RISK/RETURN SUMMARY                       2
                      Investment Objective                  2
                      Principal Investment Strategies       2
                      Principal Investment Risks            3
                      Who May Want to Invest in the Fund    4

                  PERFORMANCE INFORMATION                   5

                  FEE TABLES                                6

                  ADDITIONAL PERFORMANCE INFORMATION        7

                  MANAGEMENT                                8

                  YOUR ACCOUNT                              9
                      How to Contact the Fund               9
                      General Information                   9
                      Buying Shares                        10
                      Selling Shares                       15
                      Exchange Privileges                  17
                      Retirement Accounts                  18

                  OTHER INFORMATION                        19

                  FINANCIAL HIGHLIGHTS                     20

                                    [GRAPHIC]



RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

Polaris Global Value Fund (the "Fund") seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Using a value-oriented approach, the Fund invests primarily in the common stock (including ADRs) of companies of any size located worldwide, including emerging market countries. The Fund selects investments based on the fundamental research of a company's financial condition.

THE ADVISER'S PROCESS Polaris Capital Management, Inc. (the "Adviser"), the Fund's adviser, uses a three-step process to identify potential investments for the Fund. First, the Adviser uses a global valuation model to identify the most undervalued countries and industries based on corporate earnings, yield, inflation, interest rates, and other variables. Second, the Adviser uses traditional valuation measures including price/book ratios and price/sustainable free cash flow ratios to analyze its database of more than 24,000 global companies. The Adviser uses these measures to identify approximately 500 companies with the greatest potential for undervalued streams of sustainable free cash flow. Finally, the Adviser uses fundamental research to select 50 to 100 companies in which the Fund invests.


The Fund will generally hold investments for three to five years. The Adviser monitors the companies in the Fund's portfolio as well as those companies on a "watch list." The "watch list" is comprised of approximately 250 companies in which the Fund may potentially invest in the future. If a company held by the Fund no longer meets the Adviser's valuation and fundamental criteria or it becomes less attractively valued than a company on the "watch list," it may be sold in favor of an investment in a company on the "watch list."

                            CONCEPTS TO UNDERSTAND
CASH FLOW means a company's cash revenue minus its cash expenses.
PRICE/BOOK RATIO means the price of a stock divided by company's book value per share.
PRICE/CASH FLOW RATIO means the price of a stock divided by cash flow per share.

PRICE/SUSTAINABLE FREE CASH FLOW RATIO means the price of a stock divided by the company's sustainable free cash flow per share.



PRINCIPAL INVESTMENT POLICIES Under normal conditions, the Fund invests primarily in common stock (including ADRs) of companies worldwide. Although there is no limit on the amount of Fund assets that may be invested in companies located in any one country, the Fund typically invests in approximately 15 industries to achieve broad diversification.

The Fund may invest in companies located in emerging or developing markets. Emerging or developing markets are generally markets that are not included in the Morgan Stanley Capital International World Index ("MSCI World Index"). As of May 2005, the markets included in that index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.


The Adviser attempts to provide the Fund with sound diversification and above average return. In addition, by using a pure value philosophy, the Adviser attempts to provide you with a portfolio that performs well even during negative movements in stock markets.

                            CONCEPTS TO UNDERSTAND
COMMON STOCK means an equity or ownership interest in a company.
VALUE INVESTING means to invest in stock of a company whose valuation measures are low relative to that of comparable companies.
AMERICAN DEPOSITARY RECEIPT ("ADR") means a receipt for the shares of a foreign-based company traded on a U.S. stock exchange.
FUNDAMENTAL RESEARCH means the analysis of a company's financial condition to forecast the probable future value of its stock price. This analysis includes review of a company's financial statements, asset history, earnings history, product or service development, and management productivity.

                                    [GRAPHIC]






TEMPORARY DEFENSIVE MEASURES In order to respond to adverse market, economic, or other conditions, the Fund may assume a temporary defensive position and invest without limit in cash and prime quality cash equivalents such as commercial paper and other money market instruments. As a result, the Fund may be unable to achieve its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance.


PRINCIPAL INVESTMENT RISKS


GENERAL An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of a security's value. There is no assurance that the Fund will achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Other general market risks include:


.. The market may not recognize what the Adviser believes to be the true value or growth potential of the stocks held by the Fund
.. The earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline

.. To the extent that the Fund invests in small and mid-sized companies, the smaller a company's market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stocks, less publicly available information about the company and less liquidity in the market for the stock. The potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company
.. The Adviser's judgment as to the growth potential or value of a stock may prove to be wrong
.. A decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities
.. To the extent that the Fund invests in value stocks, value stocks can react differently to market, political and economic developments than other types of stocks and the market as a whole.

RISKS OF FOREIGN SECURITIES Because the Fund invests in foreign securities, an investment in the Fund may have the following additional risks:

.. Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets
.. Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities
.. Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund's investments in foreign securities, which are determined or quoted in currencies other than the U.S. dollar
.. Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies
.. Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems
.. Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.
.. Dividends receivable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund's shareholders
.. The Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset

                                    [GRAPHIC]




value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

RISKS OF INVESTMENT IN EMERGING MARKETS Because investing in emerging markets can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

.. Information about the companies in these countries is not always readily available
.. Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets
.. Greater political and economic uncertainties exist in emerging markets than in developed foreign markets
.. The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries
.. Very high inflation rates may exist in emerging markets and could negatively impact a country's economy and securities markets

.. Emerging markets may impose restrictions on the Fund's ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund
.. Certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar
.. Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund's investments
.. Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.


For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

.. Are willing to tolerate significant changes in the value of your investment .. Are pursuing a long-term goal
.. Are willing to accept higher short-term risk

The Fund may NOT be appropriate for you if you:

.. Cannot tolerate the risks of global investments
.. Want an investment that pursues market trends or focuses only on particular sectors or industries
.. Need regular income or stability of principal
.. Are pursuing a short-term goal or investing emergency reserves

                                    [GRAPHIC]

                            Polaris Global Value Fund

                                                        PERFORMANCE INFORMATION


The following chart and tables illustrate the variability of the Fund's returns as of December 31, 2006. The chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.


On June 1, 1998, a limited partnership managed by the Adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership, which were approximately 23% lower than the Fund's current net expenses. If the limited partnership's performance had been readjusted to reflect the first year expenses of the Fund, the limited partnership's performance for all periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.


PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.


                                    [CHART]



During the periods shown in the chart, the highest quarterly return was 24.42% (for the quarter ended June 30, 2003) and the lowest quarterly return was -20.04% (for the quarter ended September 30, 1998).


The following table compares the Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sales of Fund shares, as of December 31, 2006 to the Morgan Stanley Capital International ("MSCI") World Index.


                                                                                      SINCE
                                                                                    INCEPTION
POLARIS GLOBAL VALUE FUND                                   1 YEAR 5 YEARS 10 YEARS (7/31/89)
Return Before Taxes                                         24.57% 21.05%   13.59%   12.65%
Return After Taxes on Distributions                         24.49% 20.93%   13.01%   12.33%
Return After Taxes on Distributions and Sale of Fund Shares 16.32% 18.72%   11.88%   11.51%
---------------------------------------------------------------------------------------------
MSCI World Index                                            20.07%  9.97%    7.64%    7.56%


MSCI World Index is a market index of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. MSCI World Index is unmanaged and reflects the reinvestment of dividends net of withholding taxes. Unlike the past performance figures of the Fund, MSCI World Index's performance does not reflect the effect of Fund expenses.


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                    [GRAPHIC]



FEE TABLES

The following tables describe the various fees and expenses that you will pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include advisory fees, are paid out of the Fund's assets and are factored into the share price of the Fund rather than charged directly to shareholder accounts.

              SHAREHOLDER FEES
               (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
              Maximum Sales Charge (Load) Imposed on
                Purchases (as a percentage of the offering
                price)                                        None
              Maximum Sales Charge (Load) Imposed on
                Reinvested Distributions                      None
              Maximum Deferred Sales Charge (Load)
                Imposed on Redemptions (as a percentage
                of the sale price)                            None
              Redemption Fee/(1)/ (as a percentage of amount
                redeemed)                                    1.00%
              Exchange Fee/(1)/ (as a percentage of amount
                redeemed)                                    1.00%


                ANNUAL FUND OPERATING EXPENSES/(2)
                 /(EXPENSES DEDUCTED FROM FUND ASSETS)
                Management Fees                           1.00%
                Distribution (12b-1) Fees                  None
                Other Expenses                            0.23%
                TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/ 1.23%


/(1)/If you redeem or exchange your shares within 180 days of purchase, you will be charged a 1.00% redemption fee. See "Selling Shares--Redemption Fee" and "Exchanges Privileges" for additional information.

/(2)/Based on amounts incurred during the Fund's fiscal year ended December 31,
     2006.
/(3)/Certain service providers voluntarily waived a portion of their fees and reimbursed certain Fund expenses for the Fund's fiscal year ended
    December 31, 2006. Fee waivers and reimbursements may be reduced or eliminated at any time. The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.


EXAMPLE


The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Operating Expenses remain as stated in the previous table above and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:



                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         $125   $390    $676    $1,489

                                    [GRAPHIC]

                            Polaris Global Value Fund


                                                  ADDITIONAL

                                                        PERFORMANCE INFORMATION


The following chart illustrates the variability of the Fund's annual calendar returns from 1990 through 2006. The chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.


On June 1, 1998, a limited partnership managed by the Adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership, which were approximately 23% lower than the Fund's current net expenses. If the limited partnership's performance had been readjusted to reflect the first year expenses of the Fund, the limited partnership's performance for all periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.


PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.


                                    [CHART]


1990     1991    1992    1993    1994    1995    1996
----     ----    ----    ----    ----    ----    ----
-11.74%  17.18%  9.78%   25.70%  -2.78%  31.82%  23.34%




1997     1998    1999    2000    2001    2002     2003     2004    2005  2006
----     ----    ----    ----    ----    ----     ----     ----    ----  ----
34.55%  -8.85%   16.50% -5.82%   2.21%   3.82%   47.06%   23.63%  10.52% 24.57%


                                    [GRAPHIC]



MANAGEMENT


The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board oversees the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").


THE ADVISER

The Fund's Adviser is Polaris Capital Management, Inc., 125 Summer Street, Boston, Massachusetts 02110. The Adviser is a privately owned company controlled by Bernard R. Horn, Jr.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund.


A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement between the Trust and the Adviser will be included in the Fund's semi-annual report for the six months ended June 30, 2007.

As of March 31, 2007, the Adviser had more than $3.3 billion in assets under management.


PORTFOLIO MANAGER

BERNARD R. HORN, JR. President and Chief Portfolio Manager of the Adviser since 1995. Mr. Horn has been responsible for the day-to-day management of the Fund since its inception in 1998 and of the predecessor limited partnership.
Mr. Horn has over 25 years of experience in the investment industry and, prior to his establishment of the Adviser, Mr. Horn was a portfolio manager and investment officer at MDT Advisers, Inc. Prior to that, Mr. Horn was vice president and a portfolio manager at Freedom Capital Management Corp.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund.

OTHER SERVICE PROVIDERS


Citigroup Fund Services, LLC, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor"), acts as the Trust's Distributor in connection with the offering of the Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions to the Fund.

The Distributor and FCS are not affiliated with the Adviser or with Citigroup or its affiliates.

The Fund may pay a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average net assets. These fees are paid to various financial institutions that provide shareholder services.


FUND EXPENSES


The Fund pays for its expenses out of its own assets. The Fund's expenses consist of its own expenses as well as Trust expenses that are allocated among the Fund and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases the investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                    [GRAPHIC]




                                                                   YOUR ACCOUNT


                            HOW TO CONTACT THE FUND

WRITE TO US AT:
  Polaris Global Value Fund
  P.O. Box 446
  Portland, ME 04112

OVERNIGHT ADDRESS:
  Polaris Global Value Fund

  3 Canal Plaza, Ground Floor

  Portland, ME 04101

TELEPHONE US AT:
  (888) 263-5594 (toll free)

WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, NY
  ABA #021000089

  FOR CREDIT TO:

  Citigroup Fund Services, LLC

  Account # 30576692
  Re: Polaris Global Value Fund
  (Your Name)
  (Your Account Number)

GENERAL INFORMATION


You may purchase or sell (redeem) the Fund's shares at the net asset value of a share ("NAV"), minus any applicable redemption fee, next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 9 through 16). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m. Eastern Time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


The Fund does not issue share certificates.


If you purchase shares directly from the Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.


The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and exchange privileges.


WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept orders when the New York Stock Exchange is closed. The time at which the NAV is calculated may change in case of an emergency.


The Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting the Fund's liabilities and then dividing the result (net assets) by the number of the Fund's shares outstanding. Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.


The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by a Fund's pricing agent based on the broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values are unreliable. Market quotations may not

                                    [GRAPHIC]





be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early,
(ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or
(iii) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event--thus alleviating arbitraging opportunities. The Fund's investment in foreign securities are more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim. Fair valuation is based on subjective factors and as a result the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different from those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund, or any of its agents, may enter into arrangements with financial institutions under which such entity, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, recordkeeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such entity will create an incentive for such financial institutions to recommend that you purchase Fund shares.



ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, when they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information ("SAI").


BUYING SHARES


HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check, or traveler's check).


  CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Polaris Global Value Fund" or to one or more owners of the account and endorsed to "Polaris Global Value Fund." For all other accounts, the check must be made payable on its face to "Polaris

                                    [GRAPHIC]




  Global Value Fund." A $20 charge may be imposed on any returned checks.

  ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.


  WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.


MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:


                                           MINIMUM    MINIMUM
                                           INITIAL   ADDITIONAL
                                          INVESTMENT INVESTMENT
                 Standard Account           $2,500      $250
                 Traditional and Roth IRA
                   Accounts                 $2,000      $250
                 Accounts with Systematic
                   Investment Plans         $2,000      $100



The Fund reserves the right to waive minimum amounts, if deemed appropriate by Fund officers.

                                    [GRAPHIC]







ACCOUNT REQUIREMENTS


                   TYPE OF ACCOUNT                                            REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS      .Instructions must be signed by all persons required
  Individual accounts are owned by one person, as are    to sign exactly as their names appear on the account
  sole proprietorship accounts. Joint accounts have
  two or more owners (tenants)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)              .Depending on state laws, you can set up a custodial
  These custodial accounts provide a way to give         account under the UGMA or the UTMA
  money to a child and obtain tax benefits              .The custodian must sign instructions in a manner
                                                         indicating custodial capacity
CORPORATIONS/OTHER                                      .Submit a certified copy of its articles of
                                                         incorporation (or a government-issued business
                                                         license or other document that reflects the existence
                                                         of the entity) and corporate resolution or secretary's
                                                         certificate
TRUSTS                                                  .The trust must be established before an account can
                                                         be opened
                                                        .Provide the first and signature pages from the trust
                                                         document identifying the trustees

                                    [GRAPHIC]




INVESTMENT PROCEDURES

                HOW TO OPEN AN ACCOUNT                                 HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                 BY CHECK
..Call or write us for an account application             .Fill out an investment slip from a confirmation or
..Complete the application (and other required             write us a letter
 documents)                                              .Write your account number on your check
..Mail us your application (and other required            .Mail us the slip (or your letter) and the check
 documents) and a check
BY WIRE                                                  BY WIRE
..Call or write us for an account application             .Call to notify us of your incoming wire
..Complete the application (and other required            .Instruct your financial institution to wire your money
 documents)                                               to us
..Call us to fax the completed application (and other
 required documents) and we will assign you an
 account number
..Mail us your original application (and other required
 documents)
..Instruct your financial institution to wire your money
 to us
BY ACH PAYMENT                                           BY SYSTEMATIC INVESTMENT
..Call or write us for an account application             .Complete the systematic investment section of the
..Complete the application (and other required             application
 documents)                                              .Attach a voided check to your application
..Call us to fax the completed application (and other     .Mail us the completed application and voided check
 required documents) and we will assign you an           .We will electronically debit your purchase proceeds
 account number                                           from the financial institution account identified in
..Mail us your original application (and other required    your account application
 documents)
..We will electronically debit your purchase proceeds
 from the financial institution account identified in
 your account application

                                    [GRAPHIC]






SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.


ACCOUNT APPLICATION AND CUSTOMER IDENTITY AND VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established according to our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. The Fund may reject your application under its Anti-Money Laundering Program. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup an redemption fees assessed.

The Fund may reject your application under the Trust's Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, may interfere with the management of the Fund's portfolio and may result in increased administrative and brokerage costs and potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.


Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict or reject, without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.


Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.


In addition, the sale of Fund shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 180 days from the date of purchase. See "Selling Shares--Redemption Fee" and "Exchange Privileges" for additional information.


The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

                                    [GRAPHIC]





The Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares, or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES


The Fund processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.



                     HOW TO SELL SHARES FROM YOUR ACCOUNT
           BY MAIL
           .Prepare a written request including:
           .  Your name(s) and signature(s)
           .  Your account number
           .  The Fund name
           . The dollar amount or number of shares you want to sell
           .  How and where to send the redemption proceeds
           .Obtain a signature guarantee (if required)
           .Obtain other documentation (if required)
           .Mail us your request and documentation
           BY WIRE OR ACH
           .Wire or ACH redemptions are only available if your redemption is for $5,000 or more (except for systematic withdrawls) and you did not decline wire or ACH redemption privileges on your account application
           .Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
           .Mail us your request (See "By Mail")
           BY TELEPHONE
           .Call us with your request (unless you declined telephone redemption privileges on your account application)
           .Provide the following information:
           .  Your account number
           .  Exact name(s) in which the account is registered
           .  Additional form of identification
           .Redemption proceeds will be:
           .  Mailed to you OR
           . Electronically credited to your account at the financial institution identified on your account application.
           SYSTEMATICALLY
           .Complete the systematic withdrawal section of the
            application
           .Attach a voided check to your application
           .Mail us your completed application
           .Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

                                    [GRAPHIC]






WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire or ACH is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order.


SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for the following:

.. Written requests to redeem $100,000 or more
.. Changes to a shareholder's record name
.. Redemptions from an account for which the address or account registration has changed within the last 30 days
.. Sending redemption and distribution proceeds to any person, address, or financial institution account not on record
.. Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
.. Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.


REDEMPTION FEE If you redeem your shares within 180 days of purchase, you will be charged a redemption fee of 1.00% of the NAV of shares redeemed. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in, first-out ("FIFO") method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account.

There are limited exceptions to the imposition of a redemption fee. The following redemptions are exempt from application of the redemption fee:

.. redemptions in a deceased shareholder account if such an account is registered in the deceased's name
.. redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)
.. redemption of shares purchased through a dividend reinvestment program
.. redemption of shares pursuant to a systematic withdrawal plan

The Fund also reserves the right to waive redemption fees for redemptions in certain qualified retirement and deferred compensation plans.

No redemption fee will be assessed on redemptions of shares by certain omnibus and/or financial intermediary accounts held with the Fund's transfer agent where the omnibus or intermediary account holder has agreed in writing to assess and collect redemption fees for the Fund with respect to redemptions made in underlying customer accounts. Certain financial intermediaries that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above or may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the intermediary's omnibus account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

                                    [GRAPHIC]






To be entitled to an exception to the imposition of a redemption fee, you must request the exception at the time the redemption request is made. The Fund may require appropriate documentation of a redemption's eligibility for exemption from application of the redemption fee.

The Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.


SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. The Fund will not assess a redemption fee on shares involuntarily redeemed due to low account balances.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).


LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the Transfer Agent locates you.


EXCHANGE PRIVILEGES You may exchange your Fund shares for shares of other funds in the Trust by telephone or in writing. For a list of funds available for exchange, you may call the transfer agent. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of exchange. Because exchanges are a sale and purchase of shares, they may have tax consequences. If you exchange your shares within 180 days of purchase, you will be charged an exchange fee of 1.00% of the NAV of shares exchanged. However, the exchange fee will not apply to shares exchanged after 180 days from the date of purchase. To calculate exchange fees, the Fund will use the FIFO method to determine the holding period. Under this method, the date of the exchange will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                               HOW TO EXCHANGE
             BY MAIL
             .Prepare a written request including:
             .  Your name(s) and signature(s)
             .  Your account number
             .  The names of each fund you are exchanging
             . The dollar amount or number of shares you want to sell (and exchange)
             .Open a new account and complete an account
              application if you are requesting different share-holder privileges
             .Obtain a signature guarantee if required
             .Mail us your request and documentation
             BY TELEPHONE
             .Call us with your request (unless you declined
              telephone redemption privileges on your account application)
             .Provide the following information:
             .  Your account number
             .  Exact name(s) in which the account is registered
             .  Additional form of identification

                                    [GRAPHIC]





RETIREMENT ACCOUNTS


You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

                                    [GRAPHIC]



                                                              OTHER INFORMATION


DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund's distributions of long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Generally, the Fund's distributions will consist primarily of long-term capital gain. Distributions may also be subject to state and local taxes.


A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to non-corporate U.S. shareholders at a maximum Federal income tax rate of 15% (5% for individuals, trusts and estates in lower tax brackets through 2008). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met by the Fund and the shareholder.

All distributions reduce the net asset value of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.



The sale or exchange of Fund shares is a taxable transaction for Federal income purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.


The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                    [GRAPHIC]



FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the financial performance of the Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment of all distributions. The information for the fiscal year ended December 31, 2006 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.






                                                YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                   2006            2005         2004/(A)/       2003/(A)/      2002/(A)/
NET ASSET VALUE,
 BEGINNING OF PERIOD                               $16.20          $14.80          $12.04          $8.30          $8.01
                                               ------------    ------------    ------------    ------------   ------------
INVESTMENT OPERATIONS:
 Net investment income (loss)                        0.17/(b)/       0.19/(b)/       0.05           0.04           0.05
 Net realized and unrealized gain (loss) on
  investments, options and foreign currency
  transactions                                       3.80            1.36            2.78           3.86           0.20
                                               ------------    ------------    ------------    ------------   ------------
Total from Investment Operations                     3.97            1.55            2.83           3.90           0.25
                                               ------------    ------------    ------------    ------------   ------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income                              (0.16)          (0.16)          (0.08)         (0.03)         (0.02)
 Net realized gain on investments, options and
  foreign currency transactions                     (0.04)             --              --/(c)/     (0.13)            --
                                               ------------    ------------    ------------    ------------   ------------
Total Distributions to Shareholders                 (0.20)          (0.16)          (0.08)         (0.16)         (0.02)
                                               ------------    ------------    ------------    ------------   ------------
Redemption Fee/(b)/                                  0.01            0.01            0.01             --/(c)/      0.06
                                               ------------    ------------    ------------    ------------   ------------
NET ASSET VALUE,
 END OF PERIOD                                     $19.98          $16.20          $14.80         $12.04          $8.30
                                               ============    ============    ============    ============   ============
TOTAL RETURN                                        24.57%          10.52%          23.63%         47.06%          3.82%
RATIO/SUPPLEMENTARY DATA:
Net assets at end of period (000's omitted)      $608,053        $280,580        $143,010        $36,675        $23,341
Ratios to Average Net Assets:
 Net investment income (loss)                        0.93%           1.23%           0.73%          0.52%          0.51%
 Net expenses                                        1.23%           1.29%           1.48%          1.75%          1.75%
 Gross expenses/(d)/                                 1.23%           1.30%           1.48%          1.86%          2.00%
PORTFOLIO TURNOVER RATE                                 5%             10%             15%            26%            40%



/(a)/Audited by another Independent Registered Public Accounting Firm. /(b)/Calculated based on average shares outstanding during the period. /(c)/Amount rounds to less than $0.01 per share.
/(d)/Reflects the expense ratio excluding any waivers and/or reimbursements.

                                    [GRAPHIC]




NOTES:

FOR MORE INFORMATION

                          ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a
      discussion of the market conditions and investment strategies that significantly affected the
                Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
       The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally a part of, this Prospectus.


                              CONTACTING THE FUND
You can get a free copy of the annual/semi-annual reports and the SAI, request other
information and discuss your questions about the Fund by contacting the Fund at:

                           POLARIS GLOBAL VALUE FUND
                                 P.O. Box 446
                              Portland, ME 04112
                          (888) 263-5594 (toll free)
                     E-mail address: polaris@citigroup.com

                     Website: http://www.polarisfunds.com/

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                        Two Portland Square, 1st Floor
                              Portland, ME 04101
                           http://www.foresides.com/


                SECURITIES AND EXCHANGE COMMISSION INFORMATION

 You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and
  Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:


                             Public Reference Room
                      Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                      E-mail address: publicinfo@sec.gov

 Fund information, including copies of the annual/semi-annual reports and the
                       SAI, is available from the SEC's
                            website at www.sec.gov.

                   Investment Company Act File No. 811-3023

Prospectus


May 1, 2007


W I N S L O W(R)

--------------------------------------------------------------------------------
                               GREEN GROWTH FUND

Institutional Shares
Investor Shares
        THE FUND SEEKS CAPITAL APPRECIATION THROUGH ENVIRONMENTALLY RESPONSIBLE
                                                                     INVESTING.
The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                    [GRAPHIC]

                                                      WINSLOW GREEN GROWTH FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------



                  RISK/RETURN SUMMARY                       2

                  Investment Objective                      2
                  Principal Investment Strategies           2
                  Principal Risks of Investing in the Fund  6
                  Who May Want to Invest in the Fund        7

                  PERFORMANCE                               8

                  FEE TABLES                               10

                  MANAGEMENT                               12

                  YOUR ACCOUNT                             15
                  How to Contact the Fund                  15
                  General Information                      15
                  Buying Shares                            17
                  Selling Shares                           23
                  Exchange Privileges                      27
                  Choosing a Share Class                   29
                  Retirement Accounts                      30

                  OTHER INFORMATION                        31

                  FINANCIAL HIGHLIGHTS                     33

WINSLOW GREEN GROWTH FUND

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Winslow Green Growth Fund (the "Fund") seeks capital appreciation through environmentally responsible investing.

PRINCIPAL INVESTMENT STRATEGIES

The Fund expects to invest primarily in domestic small- and medium-sized companies that the Adviser believes are reasonably priced and exhibit the potential for superior growth. If the Fund is not invested primarily in small- or medium-sized companies due to, among other things, changes in the market capitalizations of those companies in the Fund's portfolio, the Fund will limit new investments to small- and medium-sized companies.

Under normal circumstances, the Fund intends to invest substantially all of its assets in equity securities of domestic companies that are environmentally responsible, or "best in class" companies. The Adviser defines an environmentally responsible company as one that either provides environmental solutions or benefits; or one that operates responsibly with respect to the environment. "Best in class" companies have environmental programs that set a standard for their industry sector, and include environmental turnaround companies that may have a history of environmental problems, but have taken substantive steps to address or solve those problems.

The Adviser believes that well managed, environmentally responsible



 CONCEPTS TO UNDERSTAND

 CAPITAL APPRECIATION means the gain realized on an equity investment when it is sold for more than its original cost. If an investment is sold for less than its original cost, the loss realized is a CAPITAL LOSS.

 ENVIRONMENTALLY RESPONSIBLE INVESTING means investing in companies that provide environmental solutions or benefits; or in companies that operate responsibly with respect to the environment.

 MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

 SMALL-SIZED COMPANIES means companies with small market capitalizations, typically below $2 billion. These companies are often referred to as "small-cap" companies.

 MEDIUM-SIZED COMPANIES means companies with medium-sized market capitalizations, typically between $2 billion and $10 billion. These companies are often referred to as "mid-cap" companies.

                                                      WINSLOW GREEN GROWTH FUND


companies enjoy competitive advantages from cost reductions, quality improvements, profitability enhancements, and access to expanding and new growth markets due to their dedication to solving or minimizing environmental problems. As such, the Adviser believes that these companies can provide favorable financial returns to those who hold their securities.

The Fund invests in companies across various sectors, which the Adviser believes are growing rapidly and hold great investment potential, including:

.. Alternative Energy: Companies in this sector are involved in the generation of electricity, or production of capital equipment to generate electricity, using alternative or renewable resources. Example companies include solar panel manufacturers, energy conservation technology manufacturers and developers of alternative energy projects.

.. Healthy Living: Companies in this sector provide products or services that address the growing trend of consumers becoming more conscious about how choices they make affect their lives and the environment. Example companies include those that grow, process or sell natural and organic foods and personal care products, and that manufacture or sell fitness equipment.

.. Healthcare: Companies in this sector provide products and services to meet growing health-related needs. Example companies include those involved in the discovery, development and manufacture of new pharmaceutical drugs, drug delivery technologies and medical devices.

.. Internet Services: Companies in this sector provide products and services that are delivered using Internet technology. Example companies include Internet advertising providers, Internet content providers and Internet service facilitators.

The Fund invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of domestic companies that are environmentally responsible, or "best in class" companies ("80% Policy"). The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

THE ADVISER'S PROCESSES -- PURCHASING PORTFOLIO SECURITIES The Adviser seeks to invest in companies that have a positive or neutral impact on the environment. The Fund may invest in companies involved with renewable energy, natural and organic food, Internet services, healthcare, and consumer products, among other sectors. The Adviser's investment process is as follows:

STEP ONE: IDEA GENERATION
The Adviser's investment universe primarily includes the companies that comprise the Russell 2000 Growth Index. The Adviser draws on internal sources as well as external sources to generate investment ideas. External sources include industry contacts, outside consultants, companies held by the Fund, other asset managers, professional and industry associations and research from Wall Street firms. From

WINSLOW GREEN GROWTH FUND


this broad universe, the Adviser selects approximately 50 companies as candidates for more in-depth research.

The Adviser excludes companies that derive significant revenues from: tobacco products, alcoholic spirits, gaming, adult entertainment, military weapons systems, firearms, and/or nuclear power. The Adviser also will not knowingly invest in companies that test cosmetic products on animals, and will avoid investment in companies that manufacture genetically modified organisms for environmental release.

STEP TWO: INTENSIVE RESEARCH
Once candidates are identified, the Adviser embarks upon an intensive research process that incorporates both fundamental, bottom-up research and a review of non-financial factors that may influence a company's performance. Elements of the Adviser's fundamental research include:

.. on-site company visits to tour facilities and meet key employees

.. review of publicly available materials and SEC filings

.. "cross checks" with customers, suppliers and competitors

.. outreach to industry experts

.. continuous dialogue with company management

Utilizing our in-depth research, we seek to invest in companies that exhibit the potential for superior growth. The Adviser considers a superior growth company to have the following characteristics:

.. bold, new ideas

.. expected near-term growth catalysts

.. experienced, high quality management teams with defined strategies

.. strong environmental and governance profiles

.. growth rates of at least 20% annually

.. financial resources to achieve stated business objectives

.. little or no debt

.. favorable macrotrends

Simultaneously with this research, the Adviser researches the company's environmental profile, considering, among other things, its supply of environmental products or services such as alternative energy or natural consumer goods, consumption of natural resources, level of toxic emissions, and proactive environmental policies such as pollution prevention or waste minimization programs. The Adviser also reviews the company's environmental health and safety (EHS) practices, including an evaluation of, among other things, the company's

                                                      WINSLOW GREEN GROWTH FUND


compliance with federal, state and local environmental regulations, and its environmental management and EHS programs. In addition, the Adviser reviews the company's corporate governance practices, including factors such as Board composition and structure.

The Adviser's environmental and corporate governance research process is based on a review of company documents, management interviews and on-site visits, communications with regulatory and national and local environmental agencies, accessing published environmental databases, contacting industry analysts and competitors and information from local press organizations. The Adviser also reviews the company's impact on its community, including providing a safe, healthy work environment, and promoting community development and equal opportunity to all employees. Based on this information, the Adviser makes a determination as to whether the company meets the Adviser's definition of an environmentally responsible company.

STEP THREE: WINSLOW INVESTMENT COMMITTEE MEETING
On a weekly basis, investment professionals of the Adviser meet to present new investment recommendations and to review current Fund holdings.

STEP FOUR: PORTFOLIO CONSTRUCTION
Once an investment idea is approved, the Adviser sets a target allocation for the new holding within the portfolio, taking into account stock liquidity and float and forecasted investment time horizon. Initial positions are established between 1-2% with the expectation to build positions to 3-5%.

THE ADVISER'S PROCESSES -- SELLING PORTFOLIO SECURITIES The Adviser monitors the companies in the Fund's portfolio to determine if there have been any significant changes in the companies since the Fund's purchase of the company's stock. The Adviser may sell a stock if:

.. the stock has met or exceeded its price target

.. the position has appreciated beyond 10% of the portfolio

.. the Adviser perceives an alteration of the investment premise, including a change in the company's fundamentals such as margin deterioration, change in the company's business strategy or decelerating revenue growth

.. the Adviser identifies an environmental or governance break-down

.. the Adviser identifies alternative investment ideas with greater perceived investment potential.


TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime

WINSLOW GREEN GROWTH FUND


commercial paper and other money market instruments. As a result, the Fund may not achieve its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance.


PRINCIPAL RISKS OF INVESTING IN THE FUND

GENERAL RISKS An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of the securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Investing in equity securities with different capitalizations may, however, be important for investors seeking a diversified portfolio, particularly for long-term investors able to tolerate short-term fluctuations in the value of their investments.

There is no assurance that the Fund will achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

.. the stock market does not recognize the growth potential or value of the stocks in the Fund's portfolio;

.. the Adviser's judgment as to the growth potential or value of a stock proves to be wrong;

.. the Fund's interest in promoting environmental sustainability may prevent investment in some stocks that might have higher returns than stocks from which the Adviser is able to choose;


.. changes in a company's environmental policies cause the sale of stocks that subsequently perform well;

.. demand for products in particular sectors that the Fund may allocate assets at any given time, such as Healthy Living, Alternative Energy, Healthcare, and Internet Services, may fall. For example, with respect to Alternative Energy, in the event that prices of common sources of energy, such as oil, decrease, the demand for alternative forms of energy may decrease as well.


SPECIFIC RISKS OF SMALL- AND MEDIUM-SIZED COMPANIES Because investing in small- and medium-sized companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

.. Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available

                                                      WINSLOW GREEN GROWTH FUND


.. Securities of many small- and medium-sized companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

.. Changes in the value of small- and medium-sized company stocks may not mirror the fluctuations of the general market

.. More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of the securities of small and medium-sized companies may fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

PORTFOLIO TURNOVER RISK The Fund may, at times, have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover results in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance. The Fund's portfolio turnover rate for each of the past three fiscal years has exceeded 100%.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

.. want your assets invested in companies whose businesses help promote and sustain a healthy environment;

.. are willing to tolerate significant changes in the value of your investment;

.. are pursuing a long-term goal;

.. are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:

.. want an investment that pursues market trends or focuses only on particular sectors or industries;

.. need regular income or stability of principal;

.. are pursuing a short-term goal or investing emergency reserves.

WINSLOW GREEN GROWTH FUND

PERFORMANCE
--------------------------------------------------------------------------------


The following chart and table illustrate the variability of the Fund's returns as of 12/31/2006. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Investor Shares from year to year and how the returns of the Fund's Investor Shares compare to a broad measure of market performance. Fund shares issued and outstanding as of April 30, 2006 were reclassified as Investor Shares on May 1, 2006.

Prior to April 1, 2001, the Adviser managed a common trust fund with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for periods before April 1, 2001 is that of the common trust fund and reflects the expenses of the common trust fund, which were approximately half of the Fund's current net expenses. The performance prior to this date is based on calculations that are different than the standardized method of calculations presented by the SEC. If the common trust fund's performance had been readjusted to reflect the expenses of the Fund for its first fiscal year, the performance would have been lower. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.


PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS. THE OVERALL STRENGTH OF THE SMALL-CAP GROWTH EQUITY MARKET, THE OVERWEIGHTING OF THE FUND'S PORTFOLIO IN THE MEDICAL PRODUCTS AND BIOTECHNOLOGY SECTORS, AND THE STRONG PERFORMANCE OF CERTAIN STOCKS CONTAINED IN THE FUND'S PORTFOLIO CONTRIBUTED TO THE FUND'S EXCEPTIONAL PERFORMANCE DURING 2003. THE FUND MAY NOT PERFORM AT THE SAME LEVEL IN THE FUTURE.

                                    [CHART]

 1997   1998    1999     2000    2001     2002    2003    2004   2005   2006
------ ------  -------  ------  -------  ------- ------  -----  -----  -----
32.37% -3.65%  124.48%  29.40%  -19.13%  -37.52% 91.74%  12.09% 12.18% 12.77%


During the periods shown in the chart, the highest quarterly return for Investor Shares was 62.20% (for the quarter ended December 31, 1999) and the lowest quarterly return was -33.31% (for the quarter ended September 30, 2001).

                                                      WINSLOW GREEN GROWTH FUND


The following table compares the Fund's average annual total return, average annual total return (after taxes on distributions), and average annual total return (after taxes on distributions and sale of Fund shares) of Investor Shares as of December 31, 2006 to the Russell 2000(R) Growth Index, the Fund's performance benchmark.



                                                                   LIFE OF
      WINSLOW GREEN GROWTH FUND            1 YEAR 5 YEARS 10 YEARS  FUND
      Investor Shares - Return Before
        Taxes                              12.77% 11.18%   17.67%      --
      Investor Shares - Return After Taxes
        on Distributions                   12.75% 11.03%   17.59%      --
      Investor Shares - Return After Taxes
        on Distributions and Sale of Fund
        Shares                              8.32%  9.70%   16.13%      --
      --------------------------------------------------------------------
      Russell 2000 Growth Index            13.35%  6.93%    4.88%   8.78%



Institutional shares commenced operations on June 6, 2006. Performance will be available after the completion of a full calendar year.


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Both indices are unmanaged and reflect the reinvestment of dividends. Unlike the performance figures of the Fund, the performance of the indices does not reflect the effect of expenses.

WINSLOW GREEN GROWTH FUND

FEE TABLES
--------------------------------------------------------------------------------


The following tables describe the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Adviser, are paid out of a Fund class' assets and are factored into a Fund class' share price rather than charged directly to shareholder accounts.


    SHAREHOLDER FEES                                 INSTITUTIONAL INVESTOR
    (fees paid directly from your investment)           SHARES      SHARES
    -----------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases     None        None
    Maximum Deferred Sales Charge (Load)                 None        None

   Maximum Sales Charge (Load) Imposed on Reinvested
   Distributions                                        None       None
   Redemption Fee (as a percentage of amount redeemed) 2.00%/(1)/ 2.00%/(1)/
   Exchange Fee (as a percentage of amount redeemed)   2.00%/(1)/ 2.00%/(1)/

         Maximum Account Fee                                None  None
         ANNUAL FUND OPERATING EXPENSES
         (expenses that are deducted from Fund assets)/(2)/
         Management Fees                                    0.90% 0.90%

             Distribution and Service (12b-1) Fees     None  None
             Other Expenses                            0.61% 0.59%
             TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/ 1.51% 1.49%


            Fee Waiver and Expense Reimbursement/(4)/ -0.31% -0.04%
            NET EXPENSES                               1.20%  1.45%

/(1)/If you redeem or exchange your shares within 90 days of purchase, you will be charged a 2.00% redemption fee.

/(2)/Based on actual assets and expenses for the Fund's fiscal year ended
    December 31, 2006.
/(3)/The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are fees incurred directly by the Fund as a result of investments in certain pooled investment vehicles, such as mutual funds.
/(4)/The Adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses through April 30, 2008 to limit Total Annual Operating Expenses to 1.20 % for Institutional Shares and 1.45% for Investor Shares, for each class' average daily net assets (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses). These contractual fee waivers and expense reimbursements may be changed or eliminated with the consent of the Board of Trustees at any time.

                                                      WINSLOW GREEN GROWTH FUND


EXAMPLE


The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund class and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% annual return, that the Fund class' Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table taking into account the contractual waiver through April 30, 2008 and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                 INSTITUTIONAL INVESTOR
                                    SHARES      SHARES
                        -------------------------------
                        1 YEAR      $  122      $  148
                        -------------------------------
                        3 YEARS     $  447      $  467
                        -------------------------------
                        5 YEARS     $  794      $  809
                        -------------------------------
                        10 YEARS    $1,775      $1,776
                        -------------------------------

WINSLOW GREEN GROWTH FUND

MANAGEMENT
--------------------------------------------------------------------------------


The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board oversees the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Fund's Statement of Additional Information ("SAI").


THE ADVISER
--------------------------------------------------------------------------------

Winslow Management Company, LLC ("the Adviser") serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund dated August 31, 2005 ("New Agreement"). At a Special Meeting of Shareholders on August 22, 2005, shareholders of the Fund approved the New Agreement.

Prior to August 31, 2005, Adams Harkness Asset Management, Inc. ("AHAM") served as the Fund's investment adviser through its asset management division, Winslow Management Company ("WMC") pursuant to an Investment Advisory Agreement between the Trust and AHAM with respect to the Fund. On August 31, 2005, AHAM, at the direction of its parent corporation, Adams Harkness Financial Group, Inc., sold to principals of the Adviser primarily all of the assets of WMC.

The Adviser is located at 99 High Street, 12/th/ Floor, Boston, Massachusetts 02110. The Adviser and its predecessors have provided investment management services since 1983 and specializes in the management of assets for non-profit institutions, pension funds, and high net worth individuals by investing in publicly traded environmentally responsible companies.


Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee of 0.90% of the average daily net assets of the Fund. For the Fund's fiscal period ended December 31, 2006, the Adviser waived a portion of its fee and received an advisory fee equal to 0.85% of the Fund's average daily net assets.

A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement between the Trust and the Adviser is included in the Fund's semi-annual report for the period ended June 30, 2006.

As of March 31, 2007, the Adviser had approximately $328 million in assets under management.

                                                      WINSLOW GREEN GROWTH FUND


PORTFOLIO MANAGERS


Jackson W. Robinson is lead manager of the Fund and is responsible for the day-to-day management of the Fund. Matthew Patsky is co-manager of the Fund and provides portfolio management backup services.

JACKSON W. ROBINSON Mr. Robinson, founder and President of Winslow Management Company, has served as the Fund's Portfolio Manager since the Fund's inception (May 3, 1994). Mr. Robinson has 30 years of money management experience. Since 1991, Mr. Robinson has focused exclusively on "environmentally responsible" investing. As the Chief Investment Officer for Winslow Management Company,
Mr. Robinson manages assets, in a similar style, in individual accounts, institutional accounts, and another pooled investment vehicle. While founding Winslow Management in 1983, Mr. Robinson also served as President of Rieger, Robinson & Harrington, an investment management company. Prior to that, Mr. Robinson was an officer and director of Garden Way, Inc. and President of the National Gardening Association, both socially responsible companies.
Mr. Robinson began his career in commercial banking. Mr. Robinson is a graduate of Brown University where he received a B.S. in Political Science. He is a director of Jupiter European Opportunities Trust PLC, and serves as the non-executive Chairman of the Board of Spartech Corporation (NYSE:SEH). He is also an adviser to the American Council on Renewable Energy (ACORE) and a trustee of Suffield Academy.

MATTHEW W. PATSKY, CFA Mr. Patsky, Portfolio Manager for Winslow Management Company, has served as the Fund's back-up Portfolio Manager since 2003 and brings 21 years of investment research experience to the company. Prior to joining Winslow in 2002, Mr. Patsky served as Director of Equity Research for Adams Harkness, Inc. (formerly known as Adams Harkness & Hill ("AH&H")), where he supervised 21 research analysts focused on emerging growth technology, healthcare and consumer companies. Mr. Patsky is widely considered to be an expert on the natural products industry. As an analyst with AH&H, he followed underlying trends in our culture, particularly how health-conscious and aging consumers are increasingly turning to natural products. Prior to joining AH&H in 1995, Mr. Patsky served as Vice President at Robertson Stephens & Co.
Mr. Patsky began his career with Lehman Brothers in 1984 as a sell-side analyst, where he authored multiple industry reports, including the first report ever published by an investment bank on socially responsible investing in 1994. Mr. Patsky received a B.S. from Rensselaer Polytechnic Institute and is a CFA charterholder.


The Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in the Fund.

WINSLOW GREEN GROWTH FUND


OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.


Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor"), acts as the Trust's Distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions to the Fund.

The Distributor and FCS are not affiliated with the Adviser or with Citigroup or its affiliates.

The Trust has adopted a shareholder servicing plan for the Fund under which the Fund pays the Fund's administrator an annualized fee of up to 0.25% of average daily net assets for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund's administrator may pay this fee to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund.


FUND EXPENSES

The Fund pays for its own expenses out of its own assets. Expenses of each share class include that class' own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund or a class thereof. Any fee waiver or expense reimbursement increases investment performance of the Fund and/or its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                                      WINSLOW GREEN GROWTH FUND

YOUR ACCOUNT
--------------------------------------------------------------------------------

GENERAL INFORMATION

You may purchase or sell (redeem) shares of a Fund class on each weekday that the New York Stock Exchange is open. Under unusual circumstances, a Fund class may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) shares of a Fund class at the net asset value of a share ("NAV") next calculated minus any applicable redemption fee after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 17 through 29). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.


If you purchase shares directly from the Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.


The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and exchange privileges.

 HOW TO CONTACT THE FUND

 WRITE TO US AT:
  Winslow Green Growth Fund
  P.O. Box 446
  Portland, Maine 04112

 OVERNIGHT ADDRESS:
  Winslow Green Growth Fund

  3 Canal Plaza, Ground Floor

  Portland, Maine 04101

 TELEPHONE US AT:
  (888) 314-9049 (toll free)

 E-MAIL US AT:
  winslow@citigroup.com

 VISIT OUR WEB SITE AT:

  www.winslowgreen.com


 WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, New York
  ABA #021000089
  FOR CREDIT TO:
  Citigroup Fund Services, LLC
  Account #30576692
  Winslow Green Growth Fund (and Class)
  (Your Name)
  (Your Account Number)

WINSLOW GREEN GROWTH FUND


WHEN AND HOW NAV IS DETERMINED Each Fund class calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the each Fund class may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.

The NAV of each Fund class is determined by taking subtracting the class' liabilities from the market value of its total assets, and then dividing the result (net assets) by the number of outstanding shares of the class.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at the fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if among other things:
(i) the exchange on which a security is principally traded closes early;
(ii) trading in a security is halted during the day and did not resume prior to the time as of which the Fund calculates its NAV; or (iii) events occur after the close of the securities market on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

The Fund's investment in securities of small- and medium-sized capitalization companies are more likely to require a fair value determination because they are more thinly traded and less liquid than the securities of larger capitalization companies.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

                                                      WINSLOW GREEN GROWTH FUND


TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares ("Financial Institutions"). These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

As permitted, the Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party will create an incentive for these financial institutions to recommend that you purchase Fund shares.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


DISCLOSURE OF PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI and on the Fund's website.


BUYING SHARES


HOW TO MAKE PAYMENTS Unless purchased through a third party financial institution, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter

WINSLOW GREEN GROWTH FUND

check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

   CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Winslow Green Growth Fund" or to one or more owners of the account and endorsed to "Winslow Green Growth Fund." For all other accounts, the check must be made payable on its face to "Winslow Green Growth Fund." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                        MINIMUM INITIAL MINIMUM ADDITIONAL
                                          INVESTMENT        INVESTMENT
      --------------------------------------------------------------------
      Standard Accounts
         Institutional Shares              $250,000            $50
         Investor Shares                   $  5,000            $50
      Traditional and Roth IRA Accounts
         Institutional Shares              $250,000            $50
         Investor Shares                   $  2,000            $50
      Accounts with Systematic
      Investment Plans
         Institutional Shares              $250,000            $50
         Investor Shares                   $  1,000            $50


The Fund reserves the right to waive minimum amounts, if deemed appropriate by Fund officers.

                                                      WINSLOW GREEN GROWTH FUND

ACCOUNT REQUIREMENTS

               TYPE OF ACCOUNT                                REQUIREMENT
------------------------------------------------------------------------------------------
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT     .Instructions must be signed by all persons
ACCOUNTS                                       required to sign exactly as their names
Individual accounts are owned by one           appear on the account
person, as are sole proprietorship accounts.
Joint accounts have two or more owners
(tenants)
GIFTS OR TRANSFERS TO A MINOR                 .Depending on state laws, you can set up a
(UGMA, UTMA)                                   custodial account under the UGMA or the
These custodial accounts provide a way to      UTMA
give money to a child and obtain tax benefits .The custodian must sign instructions in a manner indicating custodial capacity

BUSINESS ENTITIES                   .Provide certified articles of incorporation,
                                     a government-issued business license or
                                     certificate, partnership agreement or
                                     similar document evidencing the identity
                                     and existence of the business entity
                                    .Submit a secretary's (or similar) certificate
                                     listing the person(s) authorized to open or
                                     transact business for the account
TRUSTS (INCLUDING CORPORATE PENSION .The trust must be established before an
PLANS)                               account can be opened
                                    .Provide the first and signature pages from
                                     the trust document identifying the
                                     trustees
                                    .Provide a power of attorney or similar
                                     document for each person that is
                                     authorized to open or transact business in
                                     the account if not a trustee of the trust


ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

WINSLOW GREEN GROWTH FUND


If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund may reject your application under the Trust's Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict or, reject without any prior notice, any purchase or exchange order, transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent

                                                      WINSLOW GREEN GROWTH FUND

purchases and redemption. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale or exchange of Fund shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 90 days from the date of purchase. See "Selling Shares -- Redemption Fee" and "Exchange Privileges" for additional information.

The Fund's investment in securities of small- and medium-sized capitalization companies may make the Fund's shares more susceptible to frequent trading as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

WINSLOW GREEN GROWTH FUND

INVESTMENT PROCEDURES


           HOW TO OPEN AN ACCOUNT                     HOW TO ADD TO YOUR ACCOUNT
-----------------------------------------------------------------------------------------
THROUGH A FINANCIAL ADVISER                   THROUGH A FINANCIAL ADVISER
Contact your adviser using the method that    Contact your adviser using the method that
is most convenient for you                    is most convenient for you
BY CHECK                                      BY CHECK
..Call or write us for an account application  .Fill out an investment slip from a
..Complete the application (and other           confirmation or write us a letter
 required documents)                          .Write your account number on your check
..Mail us your application (and other          .Mail us the slip (or your letter) and the
 required documents) and a check               check


BY WIRE                                          BY WIRE
..Call or write us for an account application)    .Call to notify us of your incoming wire
..Complete the application (and other             .Instruct your financial institution to wire
 required documents)                              your money to us
..Call us to fax the completed application
 (and other required documents) and we
 will assign you an account number
..Mail us your application (and other
 required documents)
..Instruct your financial institution to wire
 your money to us
BY ACH PAYMENT                                   BY SYSTEMATIC INVESTMENT
..Call or write us for an account application     .Complete the systematic investment
..Complete the application (and other              section of the application
 required documents)                             .Attach a voided check to your application
..Call us to fax the completed application        .Mail us the completed application and
 (and other required documents) and we            voided check
 will assign you an account number               .We will electronically debit your purchase
..Mail us your original application (and other     proceeds from the financial institution
 required documents)                              account identified on your account
..We will electronically debit your purchase       application
 proceeds from the financial institution
 account identified on your account
 application
BY INTERNET WWW.WINSLOWGREEN.COM                 BY INTERNET WWW.WINSLOWGREEN.COM
..Log on to our website                           .Log on to our website
..Select Online Application                       .Select Your Account
..Complete the application online                 .Provide the following information:
..Accept the terms of the online application      .  Your user ID
..Account opening amount limited to               .  Your password
 $25,000 if funded by ACH                        .Select Transaction/Purchase menu option
..Mail us your check, instruct your financial     .Follow the instructions provided
 institution to wire your money to us, or we     .We will electronically debit your purchase
 will electronically debit your purchase          proceeds from the financial institution
 proceeds from the financial institution          account identified on your account
 account identified on your account application   application

                                                      WINSLOW GREEN GROWTH FUND


SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund class once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund class or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. A Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

INTERNET TRANSACTIONS You may open an account as well as purchase, sell, or exchange Fund shares online. Establishing an account online is permitted only for individual, IRA, joint and UGMA/UTMA accounts. If you conduct transactions or open an account online, you are consenting to sending and receiving personal financial information over the Internet.

SELLING SHARES


Each Fund class processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

WINSLOW GREEN GROWTH FUND


                     HOW TO SELL SHARES FROM YOUR ACCOUNT
      --------------------------------------------------------------------
      THROUGH A FINANCIAL ADVISER
      .Contact your adviser by the method that is most convenient for you
      BY MAIL
      .Prepare a written request including:
      .  Your name(s) and signature(s)
      .  Your account number
      .  The Fund name and class
      .  The dollar amount or number of shares you want to sell
      .  How and where to send the redemption proceeds
      .Obtain a signature guarantee (if required)
      .Obtain other documentation (if required)
      .Mail us your request and documentation


BY WIRE OR ACH
..Wire or ACH redemptions are only available if your redemption is for $5,000 or more
 (except for systematic withdrawls) and you did not decline wire or ACH redemption privileges on your account application
..Call us with your request (unless you declined telephone redemption privileges on your account application) (see "By Telephone") OR
..Mail us your request (see "By Mail")
BY TELEPHONE
..Call us with your request (unless you declined telephone redemption privileges on your account application)
..Provide the following information:
..  Your account number
..  Exact name(s) in which the account is registered
..  Additional form of identification
..Redemption proceeds will be:
..  Mailed to you OR
..  Electronically credited to your account at the financial institution identified on your account application.
BY INTERNET WWW.WINSLOWGREEN.COM
..Log on to our Web site (unless you declined Internet trading privileges on your account application)
..Select Your Account
..Provide the following information:
..  Your user ID
..  Your password
..Select the Transaction/Redemption menu option
..Follow the instructions provided
..Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

SYSTEMATICALLY
..Complete the systematic withdrawal section of the application
..Attach a voided check to your application
..Mail us your completed application
..Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

                                                      WINSLOW GREEN GROWTH FUND



WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire or ACH is $5,000, except for systematic withdrawals.

TELEPHONE OR INTERNET REDEMPTION PRIVILEGES You may redeem your shares by telephone or the Internet unless you declined telephone or Internet redemption privileges on your account application. You may be responsible for any unauthorized telephone or Internet order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order. Internet transactions require a user ID and password.


SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

.. Written requests to redeem $100,000 or more

.. Changes to a shareholder's record name

.. Redemptions from an account for which the address or account registration has changed within the last 30 days

.. Sending redemption and distribution proceeds to any person, address or financial institution account, not on record

.. Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

.. Adding or changing ACH or wire instructions, telephone/Internet redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.

REDEMPTION FEE If you redeem your shares within 90 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of remaining

WINSLOW GREEN GROWTH FUND

shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

.. redemptions in a deceased shareholder account if such an account is registered in the deceased's name;

.. redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

.. redemption of shares purchased through a dividend reinvestment program;

.. redemption of shares pursuant to a systematic withdrawal plan; and

.. redemptions by omnibus accounts maintained by financial intermediaries which have agreed in writing to assess and collect redemption fees for the Fund with respect to redemptions made in underlying customer accounts.

The Fund reserves the right to waive redemption fees for redemptions in certain qualified retirement and deferred compensation plans. Certain financial intermediaries that collect a redemption fee on behalf of the Fund do not recognize one or more of the exceptions to the redemption fee listed above. Customers purchasing shares through a financial intermediary should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the intermediary's omnibus account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

SMALL ACCOUNTS If you own Investor shares and the value of your account falls below $2,500 ($1,000 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $2,500 ($1,000 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. If you own Institutional shares and the value of your account falls below $200,000, the Fund may ask you to increase your balance. If the account value is still below $200,000 after 60 days, the Fund may either redesignate your shares as Investor Class shares or may close your account and send you the proceeds.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two

                                                      WINSLOW GREEN GROWTH FUND


consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks unpaid for six months or more for distributions or that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the Transfer Agent locates you.


EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of certain other funds by mail, telephone or the Internet unless you declined telephone/Internet redemption privileges on your account application. Not all funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding the funds available for exchange in your state. An exchange is a sale and purchase of shares and may have tax consequences. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of exchange. If you exchange your shares within 90 days of purchase, you will be charged a 2.00% redemption fee (See "Selling Shares -- Redemption Fee"). To calculate the redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of exchange will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or by telephone or Internet, unless you declined telephone or Internet privileges on your account application. You may be responsible for any unauthorized telephone or Internet order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

WINSLOW GREEN GROWTH FUND


                                    HOW TO EXCHANGE
----------------------------------------------------------------------------------------
THROUGH A FINANCIAL ADVISER
..  Contact your adviser by the method that is most convenient for you
BY MAIL
..Prepare a written request including:
..  Your name(s) and signature(s)
..  Your account number
..  The names of each fund (and class) you are exchanging
..  The dollar amount or number of shares you want to sell (and exchange)
..Open a new account and complete an account application if you are requesting different shareholder privileges
..Obtain a signature guarantee, if required
..Mail us your request and documentation


BY TELEPHONE
..Call us with your request (unless you declined telephone redemption privileges on your account application)
..Provide the following information:
..  Your account number
..  Exact name(s) in which account is registered
..  Additional form of identification
BY INTERNET WWW.WINSLOWGREEN.COM
..Log on to our Web site (unless you declined Internet trading privileges on your account application)
..Select Your Account
..Provide the following information:
..  Your user ID
..  Your password
..Select the Transactions/Exchange menu option
..Follow the instructions provided

                                                      WINSLOW GREEN GROWTH FUND


CHOOSING A SHARE CLASS


The Funds offers Institutional and Investor classes of shares, each of which is designed for specific investors. Sales charges and fees vary considerably between a Fund's classes. You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in a Fund before choosing which class to purchase. Please review the Fee Table and Sales Charge Schedules for a Fund before investing in the Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you. The following is a summary of the differences between Institutional Shares and Investor Shares for each of the Funds:


              INSTITUTIONAL SHARES                             INVESTOR SHARES
--------------------------------------------------------------------------------------------
..Designed for the following accounts             .Designed for investors investing
 maintained directly with the Fund's              (1) directly through the Fund's transfer
 transfer agent and that desire to make an        agent and that make an investment of less
 initial investment of $250,000:                  than $250,000 but more than $1,000 or
 (1) proprietary accounts of institutions         (2) through financial intermediaries
 (financial institutions, corporations, trusts,
 estates, religious and charitable
 organizations); (2) accounts of registered
 investment advisers and financial planners
 purchasing on behalf of clients who are
 charged asset-based or other management
 fees, and (3) other accounts
..No initial or deferred sales charge             .No initial or deferred sales charge

..Redemption/Exchange fee of 2.00% if         .Redemption/Exchange fee of 2.00% if
 shares are redeemed within 90 days of        shares are redeemed within 90 days of
 purchase                                     purchase
..$250,000 investment minimum (registered     .$5,000 initial investment minimum
 investment advisers and financial planners
 that maintain an account directly with the
 Fund's transfer agent may aggregate their
 client accounts to meet the minimum
 amount if prior written notice is provided
 to the Fund's transfer agent)
..Lower expense ratio than Investor Shares    .Higher expense ratio than Institutional
 due to absence of shareholder servicing      Shares due to shareholder servicing fees
 fees

You may wish to consult with a financial adviser in order to help you determine which class is most appropriate for you.

WINSLOW GREEN GROWTH FUND


SHAREHOLDER SERVICE PLAN The Trust has adopted a Shareholder Service Plan under which the Investor Share Class is authorized to pay the Fund's administrator, as compensation for the performance of certain activities relating to the servicing and maintenance of shareholder accounts, a annual fee of 0.25% of the class' average daily net asset. The administrator may pay any and all amounts received under the plan to other persons, including the Adviser, for any servicing activities.

RETIREMENT ACCOUNTS


You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

                                                      WINSLOW GREEN GROWTH FUND

OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES


The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of net long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to non-corporate U.S. shareholders, at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and distributions of net investment income reduce the NAV of a Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.


The sale or exchange of Fund shares is a taxable transaction for Federal income purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or

WINSLOW GREEN GROWTH FUND

exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.


The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax advisor.


ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                                      WINSLOW GREEN GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment of all dividends and distributions. The information for the year ended December 31, 2006 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report dated December 31, 2006, which is available upon request.



                                                                    YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------
                                                   2006           2005          2004          2003        2002
-----------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR                            $  17.62       $  15.90       $ 14.41       $  7.51       $ 12.02
                                              --------       --------       -------       -------       -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment loss                            (0.23)/(a)/    (0.17)/(a)/   (0.17)/(a)/   (0.11)/(a)/   (0.09)
  Net realized and unrealized gain (loss) on
   investments, options and foreign
   currency transactions                          2.46           2.09          1.90          7.00         (4.42)
                                              --------       --------       -------       -------       -------
Total from Investment Operations                  2.23           1.92          1.73          6.89         (4.51)
                                              --------       --------       -------       -------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain                                (0.02)         (0.22)        (0.24)           --            --
                                              --------       --------       -------       -------       -------
Redemption Fees/(a)/                              0.02           0.02            --/(b)/     0.01            --
                                              --------       --------       -------       -------       -------
NET ASSET VALUE PER SHARE,
 END OF YEAR                                  $  19.85       $  17.62       $ 15.90       $ 14.41       $  7.51
                                              ========       ========       =======       =======       =======
TOTAL RETURN                                     12.77%         12.18%        12.09%        91.74%       (37.52)%
RATIO/SUPPLEMENTARY DATA
  Net assets at end of period
   (000's omitted)                            $194,366       $152,278       $48,366       $55,263       $10,993
  Ratios to Average Net Assets:
  Net expenses                                    1.45%          1.45%         1.45%         1.45%         1.45%
  Gross Expenses/(c)/                             1.49%          1.69%         1.93%         1.90%         2.48%
  Net investment income (loss)                   (1.22)%        (1.02)%       (1.20)%       (0.93)%       (0.98)%
PORTFOLIO TURNOVER RATE                            113%           103%          102%          202%          114%

/(a)/Calculated based on average shares outstanding during the period. /(b)/Less than $0.01 per share.
/(c)/Reflects the expense ratio excluding any waivers and/or reimbursements.

WINSLOW GREEN GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  JUNE 6,
                                                                                 2006/(A)/
                                                                                  THROUGH
                                                                                DECEMBER 31,
-----------------------------------------------------------------------------------------------
                                                                                    2006
-----------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD                                   $ 19.56
                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss/(b)/                                                         (0.11)
  Net realized and unrealized gain (loss) on investments, options and foreign
   currency transactions                                                            0.42
                                                                                 -------
Total from Investment Operations                                                    0.31
                                                                                 -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gains                                                                 (0.02)
                                                                                 -------
Redemption Fees/(b)/                                                                0.02
                                                                                 -------
NET ASSET VALUE PER SHARE, END OF PERIOD                                         $ 19.87
                                                                                 =======
TOTAL RETURN                                                                        1.68%/(c)/
RATIO/SUPPLEMENTARY DATA
  Net assets at end of period (000's omitted)                                    $16,150
  Ratios to Average Net Assets:
  Net Expenses                                                                      1.20%/(d)/
  Gross Expenses/(e)/                                                               1.51%/(d)/
  Net investment income (loss)                                                     (1.06)%/(d)/
PORTFOLIO TURNOVER RATE                                                              113%/(c)/

/(a)/Commencement of sale of shares.
/(b)/Calculated based on average shares outstanding during the period. /(c)/Not annualized.
/(d)/Annualized.
/(e)/Reflects the expense ratio excluding any waivers and/or reimbursements.

                                                      WINSLOW GREEN GROWTH FUND

NOTES
--------------------------------------------------------------------------------

WINSLOW GREEN GROWTH FUND

NOTES
--------------------------------------------------------------------------------

                                 W I N S L O W
--------------------------------------------------------------------------------
                               GREEN GROWTH FUND

                             INSTITUTIONAL SHARES
                                INVESTOR SHARES

                             FOR MORE INFORMATION

                          ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
 The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

                              CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the
                                   Fund at:
                           Winslow Green Growth Fund
                                 P.O. Box 446
                             Portland, Maine 04112
                                (888) 314-9049


                                  Distributor
                          Foreside Fund Services, LLC
                           http://www.foresides.com/

 The Funds' prospectus, SAI and annual/semi-annual reports are also available, without charge, on the Funds' website at www.winslowgreen.com


                SECURITIES AND EXCHANGE COMMISSION INFORMATION

   You can also review the Fund's annual/semi-annual reports, SAI and other information about the Fund at the Public Reference Room of the Securities and
  Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                      E-mail address: publicinfo@sec.gov

     Fund information, including copies of the annual/semi-annual reports and the SAI, is available from the SEC's web site at www.sec.gov.


                   Investment Company Act File No. 811-03023


[LOGO]  Printed with vegetable-based inks

                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2007


                     ADAMS HARKNESS SMALL CAP GROWTH FUND

INVESTMENT ADVISER:

   AH Lisanti Capital Growth, LLC

   608 5th Avenue, Suite 301

   New York, New York 10022

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

   Citigroup Fund Services, LLC
   P.O. Box 446
   Portland, Maine 04112
   (800) 441-7031


This Statement of Additional Information (the "SAI") supplements the Prospectus dated May 1, 2007, as may be amended from time to time, offering shares of the Adams Harkness Small Cap Growth Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Financial statements for the Fund for the period ended December 31, 2006 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS


GLOSSARY...................................................................   2
INVESTMENT POLICIES AND RISKS..............................................   3
INVESTMENT LIMITATIONS.....................................................   6
MANAGEMENT.................................................................   8
PORTFOLIO TRANSACTIONS.....................................................  16
PURCHASE AND REDEMPTION INFORMATION........................................  21
TAXATION...................................................................  23
OTHER MATTERS..............................................................  27
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS............................. A-1
APPENDIX B - MISCELLANEOUS TABLES.......................................... B-1
APPENDIX C - PROXY VOTING PROCEDURES....................................... C-1

GLOSSARY

As used in this SAI, the following terms have the meanings listed.

      "Accountant" means Citigroup.

      "Administrator" means Citigroup.

      "Adviser" means AH Lisanti Capital Growth, LLC.

      "Board" means the Board of Trustees of the Trust.

      "CFTC" means Commodities Future Trading Commission.

      "Citigroup" means Citigroup Fund Services, LLC.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Custodian" means Citibank, N.A.

      "Distributor" means Foreside Fund Services, LLC.

      "Fitch" means Fitch Ratings.

      "Fund" means Adams Harkness Small-Cap Growth Fund.

      "Independent Trustee" means a Trustee that is not an "interested person" of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

      "IRS" means Internal Revenue Service.

      "Moody's" means Moody's Investors Service.

      "NAV" means net asset value per share.

      "NRSRO" means a nationally recognized statistical rating organization.

      "SAI" means Statement of Additional Information.

      "SEC" means the U.S. Securities and Exchange Commission.

      "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.

      "Transfer Agent" means Citigroup.

      "Trust" means Forum Funds.

      "U.S." means United States.

      "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      "1933 Act" means the Securities Act of 1933, as amended.

      "1940 Act" means the Investment Company Act of 1940, as amended.

INVESTMENT POLICIES AND RISKS

The Fund is a diversified series of the Trust. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund can make.

1. SECURITY RATINGS INFORMATION

The Fund's investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in: (1) convertible and other debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase; and (2) preferred stock rated "baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

2. COMMON AND PREFERRED STOCK

A. GENERAL

The Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

B. RISKS

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.


SMALLER COMPANIES

The Fund may invest in securities issued by smaller companies. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, their products or services may be concentrated in one area or they may be developing or marketing new products or services for which markets are not yet established and may never become established.


3. CONVERTIBLE SECURITIES

A. GENERAL

The Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

B. RISKS

Investments in convertible securities generally entail less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

4. WARRANTS

A. GENERAL

The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

B. RISKS

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

5. DEPOSITARY RECEIPTS

A. GENERAL

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. The Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets. For the purpose of the Fund's investment policies, the Fund's investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

B. RISKS

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

6. FOREIGN SECURITIES

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability;
(2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

7. BORROWING

A. GENERAL

The Fund may borrow money from a bank in amounts up to 33 1/3% of the Fund's total assets. The Fund will generally borrow money to increase its returns. Typically, if a security purchased with borrowed funds increases in value, the Fund may sell the security, repay the loan and secure a profit.

B. RISKS

Borrowing creates the risk of magnified capital losses. If the Fund buys securities with borrowed funds and the value of the securities declines, the Fund may be required to provide the lender with additional funds or liquidate its position in these securities to continue to secure or repay the loan. The Fund may also be obligated to liquidate other portfolio positions at an inappropriate time in order to pay off the loan or any interest payments associated with the loan. To the extent that the interest expense involved in a borrowing transaction approaches the net return on the Fund's investment portfolio, the benefit of borrowing will be reduced, and, if the interest expense is incurred as a result of borrowing were to exceed the net return to investors, the Fund's use of borrowing would result in a lower rate of return than if the Fund did not borrow. The size of any loss incurred by the Fund due to borrowing will depend on the amount borrowed. The greater the percentage borrowed the greater potential of gain or loss to the Fund.

8. ILLIQUID AND RESTRICTED SECURITIES

A. GENERAL

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and
(4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

B. RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

C. DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

9. TEMPORARY DEFENSIVE POSITION

The Fund may invest in prime quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments or in common stocks of larger, more established companies. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

10. CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

11. COMMODITY POOL OPERATOR

The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore the Fund is not subject to registration or regulation as a pool operator under the Act.

INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval. The Fund, however, must provide shareholders with 60 days' prior written notice if it changes its policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in the common stock of smaller, lesser known companies whose stocks are traded in the U.S. markets.

1. FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations which cannot be changed by the Board without shareholder approval. The Fund may not:

A. BORROWING MONEY

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

B. CONCENTRATION

Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) and
Section 12(d)(1)(F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

C. DIVERSIFICATION

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result:
(1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

D. UNDERWRITING ACTIVITIES

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

E. MAKING LOANS

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

F. PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

G. PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

H. ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act.

2. NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

A. SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

B. SHORT SALES

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

C. ILLIQUID SECURITIES

Invest more than 15% of its net assets in illiquid assets such as:
(1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

D. PURCHASES ON MARGIN

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

E. BORROWING

Purchase or otherwise acquire any security with borrowed funds if, as a result, the total of borrowings would exceed 5% of the value of its total assets.

F. OPTIONS AND FUTURES CONTRACTS

Invest in options contracts regulated by the CFTC except for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC; and (2) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

The Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called "short positions"); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets; and (3) will not buy call options with a value exceeding 5% of the Fund's total assets.

G. EXERCISING CONTROL OF ISSUERS

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

MANAGEMENT

1. TRUSTEES AND OFFICERS


The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The Fund Complex includes the Trust and Monarch Funds, another investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities as noted below for Monarch Funds.
Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise noted. Each Trustee oversees twenty six portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. John Y. Keffer is an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds.

        NAME               POSITION WITH THE                  LENGTH OF               PRINCIPAL OCCUPATION(S) DURING
 AND YEAR OF BIRTH               TRUST                       TIME SERVED                       PAST 5 YEARS
 -----------------   ------------------------------ ------------------------------ ------------------------------------
INDEPENDENT TRUSTEES

J. Michael Parish    Chairman of the Board;         Trustee since 1989 (Chairman   Retired; Partner, Wolf, Block,
Born: 1943           Trustee; Chairman,             since 2004)                    Schorr and Solis-Cohen, LLP
                     Compliance Committee,                                         (law firm) 2002-2003; Partner,
                     Nominating Committee and                                      Thelen Reid & Priest LLP
                     Qualified Legal Compliance                                    (law firm) 1995 - 2002.
                     Committee

Costas Azariadis     Trustee;                       Since 1989                     Professor of Economics,
Born: 1943           Chairman, Valuation                                           Washington University
                     Committee                                                     (effective 2006); Professor of
                                                                                   Economics, University of
                                                                                   California-Los Angeles 1992 -
                                                                                   2006.

James C. Cheng       Trustee;                       Since 1989                     President, Technology
Born: 1942           Chairman, Audit Committee                                     Marketing Associates
                                                                                   (marketing company for small-
                                                                                   and medium-sized businesses
                                                                                   in New England).

INTERESTED TRUSTEE
------------------

John Y. Keffer       Trustee;                       Since 1989                     President, Forum Foundation (a
Born: 1942           Chairman, Contracts Committee                                 charitable organization) since 2005;
                                                                                   President, Forum Trust, LLC (a
                                                                                   non-depository trust company) since
                                                                                   1997; President, Citigroup Fund
                                                                                   Services, LLC (Citigroup) 2003 -
                                                                                   2005; President, Forum Financial
                                                                                   Group, LLC ("Forum") (a fund
                                                                                   services company acquired by
                                                                                   Citibank, N.A. 1999-2003).

OFFICERS
--------

Simon D. Collier     President; Principal Executive Since 2005                     Managing Partner, Foreside
Born: 1961           Officer                                                       Financial Group, since April
                                                                                   2005; President, Foreside
                                                                                   Services, Inc. (a staffing
                                                                                   services firm) since January
                                                                                   2007; Chief Operating Officer
                                                                                   and Managing Director,
                                                                                   Global Fund Services,
                                                                                   Citigroup 2003 - 2005;
                                                                                   Managing Director, Global
                                                                                   Securities Services for
                                                                                   Investors, Citibank, N.A. 1999
                                                                                   - 2003.

Trudance L.C. Bakke  Treasurer; Principal Financial Since 2005 (Principal          Director, Foreside Compliance
Born: 1971           Officer                        Financial Officer since August Service, LLC since 2006;
                                                    2006)                          Product Manager, Citigroup
                                                                                   2003-2006; Senior Manager of
                                                                                   Corporate Finance, Forum
                                                                                   1999 - 2003.

Beth P. Hanson       Vice President/                Since 2003                     Relationship Manager,
Born: 1966           Assistant Secretary                                           Citigroup since 2003;
                                                                                   Relationship Manager, Forum
                                                                                   1999 - 2003.

Sara M. Morris       Vice President                 Since 2004                     Director and Relationship
Born: 1963                                                                         Manager, Citigroup since
                                                                                   2004; Chief Financial Officer,
                                                                                   The VIA Group, LLC (a
                                                                                   strategic marketing company)
                                                                                   2000 - 2003.

2. TRUSTEE OWNERSHIP IN THE FUND AND FAMILY OF INVESTMENT COMPANIES


                                                  AGGREGATE DOLLAR RANGE OF
                                                 OWNERSHIP AS OF DECEMBER 31,
                                                    2006 IN ALL REGISTERED
                     DOLLAR RANGE OF BENEFICIAL      INVESTMENT COMPANIES
                     OWNERSHIP IN THE FUND AS OF  OVERSEEN BY TRUSTEE IN THE
TRUSTEES                  DECEMBER 31, 2006              FUND COMPLEX
--------             --------------------------- ----------------------------
INDEPENDENT TRUSTEES
Costas Azariadis                None                         None
James C. Cheng                  None                         None
J. Michael Parish               None                   $50,001-$100,000
INTERESTED TRUSTEE
John Y. Keffer                  None                         None


3. OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES


As of December 31, 2006, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.


4. INFORMATION CONCERNING TRUST COMMITTEES

A. AUDIT COMMITTEE


The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended December 31, 2006, the Audit Committee met seven times.


B. NOMINATING COMMITTEE


The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Trustees recommended by security holders. During the fiscal year ended December 31, 2006, the Nominating Committee did not meet.

C. VALUATION COMMITTEE

The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, and Parish, the senior officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended December 31, 2006, the Valuation Committee met three times.

D. QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Trust's Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended December 31, 2006, the QLCC did not meet.

E. CONTRACTS COMMITTEE

The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee was formed at the Board's September 22, 2005 meeting. During the fiscal year ended December 31, 2006, the Contracts Committee did not meet.

F. COMPLIANCE COMMITTEE

The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee was formed at the Board's September 22, 2005 meeting. During the fiscal year ended December 31, 2006, the Compliance Committee did not meet.


5. COMPENSATION OF TRUSTEES AND OFFICERS


Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his/her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth projected fees to be paid to each Trustee by the Fund and Fund Complex, for the fiscal year ended December 31, 2006.



                                                                   TOTAL
                                                                COMPENSATION
                                                                 FROM TRUST
                                                   COMPENSATION   AND FUND
TRUSTEE                                             FROM FUND     COMPLEX
-------                                            ------------ ------------
J. Michael Parish                                      $272       $33,250
Costas Azariadis                                        204        25,000
James C. Cheng                                          204        25,000
John Y. Keffer                                          204        25,000


6. INVESTMENT ADVISER

A. SERVICES OF ADVISER

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may also pay fees to certain brokers/dealers to have the Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.

B. OWNERSHIP OF ADVISER

Since June 30, 2005, Ms. Mary Lisanti, the Fund's portfolio manager, has been the majority owner of AH Lisanti Capital Growth, LLC. Prior to June 30, 2005, Adams Harkness Asset Management, Inc. ("AHAM"), another registered investment adviser, maintained an 80% equity interest in the Adviser while Ms. Mary Lisanti, the Fund's portfolio manager, maintained a 20% equity interest. On June 30, 2005, AHAM, at the direction of its parent corporation Adams Harkness Financial Group, Inc., transferred to Ms. Lisanti additional residual membership interests in the Adviser increasing her equity interest to 51%.

INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGER

The Adviser has provided the following information regarding other accounts managed by the Fund's portfolio manager and conflicts of interest.


As of December 31, 2006, Mary Lisanti acted as Portfolio Manager for 11 other accounts with a total market value of $74 Million. None of the accounts pay the Adviser a performance based advisory fee. The Portfolio Manager does not service any other registered investment companies or pooled investment vehicles.


Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one account. More specifically, the Portfolio Manager, who manages multiple accounts, is presented with the following potential conflicts:

.. The management of multiple accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other account. Each other account managed by the Portfolio Manager, however, is managed using the same investment strategies that are used in connection with the management of the Fund. The Adviser also maintains a Code of Ethics to detect and prevent activities of employees that would result in a breach of the Adviser's fiduciary duties to the Fund.

.. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGER


The Adviser has provided the following information regarding Portfolio Manager compensation. For the period ended December 31, 2006, the compensation of Ms. Lisanti is comprised of a fixed cash salary.


PORTFOLIO MANAGER OWNERSHIP IN THE FUND

The Adviser has provided the following information regarding Portfolio Manager ownership in the Fund.


                                               DOLLAR RANGE OF BENEFICIAL
                                                OWNERSHIP IN THE FUND AS
      PORTFOLIO MANAGER                           OF DECEMBER 31, 2006
      -----------------                        --------------------------
      Mary Lisanti                               $500,001 - $1,000,000


C. FEES

The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving an advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets the clients invest in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser from the Fund against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

D. OTHER PROVISIONS OF ADVISORY AGREEMENT

The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Independent Trustees.

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

7. DISTRIBUTOR

A. DISTRIBUTION SERVICES


The Distributor (also known as principal underwriter) of the shares of the Fund is located at Two Portland Square, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Mr. Collier is an affiliate of the Trust and the Distributor as he serves as an officer of each entity.

Under a distribution agreement (the "Distribution Agreement") with the Trust, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.


The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund. The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Fund. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after a Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with its contractual arrangements with the Fund and/or its agents. These Financial Institutions may charge a fee for their services and may receive shareholder service fees even though shares of the Fund are sold without a sales charge and are responsible for promptly transmitting purchase, redemption, and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the Financial Institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their Financial Institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. A Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

The Distributor does not receive a fee for distribution services performed under the Distribution Agreement.


On June 1, 2006, the Adviser entered into an agreement with Foreside Advisory Network, LLC, an affiliate of the Distributor, to market shares of the Fund to institutional investors that utilize one or more of the investment strategies offered by the Fund. For these services, the Adviser will pay Foreside Advisory Network, LLC 0.0416% of applicable assets on a monthly basis in arrears for a period of two years.


B. COMPLIANCE SERVICES


Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO"), Principal Executive Officer, Principal Financial Officer, and an Anti-Money Laundering

Compliance Officer ("AMLCO") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO, AMLCO Principal Executive Officer and Principal Financial Officer and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), $5,000 per Fund and (ii) an annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay FCS directly for the Compliance Services rendered to the Funds.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by FCS with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, FCS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and certain related parties (such as officers of FCS or certain officer of the Distributor and persons who control FCS or the Distributor) are indemnified by the Trust against any and all claims and expenses related to FCS's actions or omissions, except for any act or omission resulting from FCS's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund to FCS or its affiliates, as appropriate for Compliance Services, the amount of the fee waived by FCS or its affiliates, as appropriate, and the actual fees received by FCS or its affiliates, as appropriate. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


8. OTHER FUND SERVICE PROVIDERS

A. ADMINISTRATOR


As administrator, pursuant to an administration agreement (the "Administration Agreement") with the Trust, the Administrator administers the Trust's operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight, (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisors in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the oversight of the Trust's counsel and with the cooperation of the Advisers, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.


For its services, the Administrator receives a fee at an annual rate of 0.10% of the first $100 million of the Fund's average daily net assets and 0.05% of the Fund's average daily net assets in excess of $100 million plus $2,000 per month, subject to a monthly minimum of $3,333.33. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month. The Administrator pays the Trust's financial obligations for Compliance Services performed under the Compliance Agreement with respect to the Fund.

The Administration Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and with respect to the Fund, and without penalty, by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees payable by the Fund to the Administrator, the amount of the fee waived by the Administrator and the actual fees received by the Administrator. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

B. FUND ACCOUNTANT

As fund accountant, pursuant to an agreement with the Trust (the "Accounting Agreement") the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund (and class) and preparing the Fund's financial statements and tax returns.

For its services, the Accountant receives a fee from the Fund at an annual rate of 0.01%, plus $3,500 per month and certain surcharges based upon the number of Fund positions. The fee is accrued daily by the Fund and is paid monthly based on the transactions and positions for the previous month.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, the Accountant is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Fund.

Table 4 in Appendix B shows the dollar amount of the fees payable by the Fund to the Accountant, the amount of the fee waived by the Accountant and the actual fees received by the Accountant. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

C. TRANSFER AGENT


As transfer agent and distribution paying agent, pursuant to an agreement with the Trust (the "Transfer Agency Agreement"), the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3 Canal Plaza, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.


D. SHAREHOLDER SERVICING AGENT

Pursuant to the Trust's Shareholder Service Plan for the Fund (the "Plan"), the Administrator is authorized to perform, or arrange for the performance of, certain activities relating to the servicing and maintenance of shareholder accounts not otherwise provided by the Administrator ("Shareholder Servicing Activities"). Under the Plan, the Administrator may enter into shareholder service agreements with financial institutions or other persons who provide Shareholder Servicing Activities for their clients invested in the Fund.

Shareholder Servicing Activities shall include one or more of the following:
(1) establishing and maintaining accounts and records for shareholders of the Fund; (2) answering client inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services; (3) providing necessary personnel and facilities to establish and maintain client accounts and records;
(4) assisting clients in arranging for processing purchase, exchange and redemption transactions; (5) arranging for the wiring of funds;
(6) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (7) integrating periodic statements with other shareholder transactions; and (8) providing such other related services as the shareholder may request.

As compensation for the Shareholder Servicing Activities, the Trust pays the shareholder servicing agent, through the Administrator, a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees. The Plan may be terminated without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by the Administrator.

E. CUSTODIAN

As custodian, pursuant to an agreement with the Trust, Citibank, N.A., safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at 388 Greenwich St. New York, NY 10013.

F. LEGAL COUNSEL


Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, DC 20006, passes upon legal matters in connection with the issuance of shares of the Trust.


G. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Deloitte & Touche LLP ("D&T"), 200 Berkeley Street, Boston, Massachusetts, 02116, an independent registered public accounting firm, has been selected as the auditor for the Fund. D&T audits the annual financial statements of the Fund and provides the Fund with an audit opinion. D&T also reviews certain regulatory filings of the Fund. Deloitte Tax LLP, an affiliate of D&T, reviews the Fund's tax returns.


PORTFOLIO TRANSACTIONS

1. HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2. COMMISSIONS PAID

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

3. ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for each Fund is prompt execution of orders in an effective manner and at the most favorable price available.

4. CHOOSING BROKER-DEALERS

In placing orders for and selecting broker-dealers to execute a client's securities transactions, the Adviser normally seeks to obtain best execution for each transaction on behalf of the client's account. However, the Adviser may take into account a number of factors in determining whether a particular broker may offer best execution for a particular transaction, including such factors as execution capability, financial stability, clearance and settlement capability, and ability to supply information on securities including, but not limited to, written research reports, in addition to the commission rates charged. As a result, the Adviser may determine that using a particular broker to effect the transaction is consistent with its best execution obligation even though other brokers may charge commission rates that are lower than those charged by the broker selected. Accordingly, transactions for client accounts will not always be executed at the lowest available commission rates and in some instances the commission expenses may be materially greater. In selecting a broker that offers research services, the Adviser will make a good faith determination that the amount of commission is reasonable in relation to the value of the research, brokerage services and investment information received, reviewed in terms of either the specific transaction or the Adviser's overall individuals and organizations (hereafter referred to as "Solicitors") who solicit clients for the Adviser. All such agreements are made in writing.

Subject to the requirements of seeking best execution, the Adviser may, in circumstances in which prices and execution are comparable, give preference to a broker which has provided investment information and research services to the Adviser.

The Adviser may also effect client transactions through a broker/dealer affiliate when the Adviser determines that such transactions are consistent with its best execution obligations to the extent permissible by clients. Because the Adviser normally focuses on particular segments of the equity markets which the Adviser believes a broker/dealer affiliate has particular experience with, the Adviser anticipates that it will utilize a broker/dealer affiliate to effect a substantial percentage of the transactions for client accounts. When selecting an affiliated broker/dealer or other brokers, the Adviser will not necessarily solicit competitive commission rates from other brokers and may not always deal directly with other market makers in over-the-counter transactions, bundle the transactions of an account with transactions of other accounts in order to receive volume discounts, or execute transactions at the lowest commission rates available.

The Adviser may aggregate or "bunch" orders for several clients in circumstances in which the Adviser, in its discretion, believes will result in a more favorable overall execution. Where appropriate, the Adviser will allocate such bunched orders at the average price of the overall order.

In the event a client has a specific objective such as tax considerations that may be different from other clients, the Adviser may give advice or take action which may differ from the advice given, or the timing or nature of action taken, with respect to that client's account. In circumstances where there may be limited availability of particular securities or other investment opportunities, the Adviser will attempt to apportion such securities and investment opportunities among all of its clients on a fair and equitable basis, with due regard to their respective investment objectives and policies and the suitability of a particular investment opportunity for their respective accounts. The Adviser cannot assure that apportionment will be possible in all instances.

In prioritizing orders and allocating investments among various clients, the Adviser follows its Trade Allocation Policy and uses its best business judgment. In order to provide on balance a result which the Adviser, in good faith, believes is fair and equitable to each client over time, it will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed by each client to a specific investment, and the relative risks of the investments.

Table 6 in Appendix B lists each broker to whom the Fund directed brokerage during its fiscal year in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

5. COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

6. TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

7. OTHER ACCOUNTS OF THE ADVISER


Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


8. PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

9. SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or
(3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 7 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of the Fund's holdings at those securities as of the Fund's most recent fiscal year.

10. PORTFOLIO HOLDINGS


Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund's semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days after the end of those periods. You may request a copy of the Fund's latest annual and semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI and at the Fund's website. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at http://www.sec.gov/.

In addition, the Fund's Adviser makes publicly available, on a quarterly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made available through the Fund or Adviser's website, marketing communications (including printed advertisements and sales literature), and/or the Fund's Transfer Agent telephone customer service center that supports the Fund. This monthly holdings information is released within 15 days after the month end.

From time to time the Adviser also may disclose nonpublic information regarding the Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and
(3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, Citigroup and the Custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services, mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund's fiscal year end and may also have access to a Fund's nonpublic portfolio holdings information on an as needed basis. The Trustees and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund's portfolio holdings. The Trust's, Adviser's, Administrator's and Distributor's codes of ethics (collectively, "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. The Fund's service providers may be subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

The Fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees. In order to help ensure that the Fund's portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, principal underwriter or any affiliate of the Fund, the Adviser or principal underwriter will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

1. GENERAL INFORMATION


You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at 3 Canal Plaza, Portland, Maine 04101.


The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

2. ADDITIONAL PURCHASE INFORMATION

Shares of a Fund are sold on a continuous basis by the distributor at net asset value ("NAV"). Accordingly, the offering price per share of the Fund may be higher than the Fund class' NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3. IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4. UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

5. PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus and the Financial Institution's contractual arrangements with the Fund.

Financial Institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption, and other requests to the Fund. If you purchase shares through a Financial Institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.


Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.


6. ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of the Fund at the NAV minus any applicable redemption fee. Accordingly, the redemption price per share of the Fund may be lower than its NAV. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution's account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution's account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

7. SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

8. REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

9. WHEN AND HOW NAV IS DETERMINED


In determining the Fund's NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sales price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

10. DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

1. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is December 31 (the same as the Fund's fiscal year end).

2. MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

.. The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

.. The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

.. The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

3. FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

4. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.


A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets) if paid on or before December 31, 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.


The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero. The Fund may have capital loss carry-over (unutilized capital) losses from prior years. These capital loss carry-overs (which can be used for up to eight years) may be used to offset any capital gain (whether short or long term). All capital loss carry-overs are listed in the Fund's Financial Statements. Any such loss may not be carried back.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

5. CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

Under current federal tax law, if the Fund invests in bonds issued with "original issue discount", the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to "market discount bonds" (i.e., bonds purchased by the Fund at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year.

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

6. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year (or December 31 if elected by the Fund). The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 (or December 31 if elected by the Fund) of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 (or December 31) in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

7. SALE, EXCHANGE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale, exchange or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

8. BACKUP WITHHOLDING

The Fund will be required to withhold U.S. Federal income tax at the required Federal backup withholding rate on distributions paid to any shareholder:
(1) who has failed to provide correct tax payer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against your federal income tax liability or refunded once the required information or certification is provided.


9. FOREIGN SHAREHOLDERS

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the tax implications of income received from the Fund will depend on whether the income from the Fund is "effectively connected" with your U.S. trade or business.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund and distributions of portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund.

10. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund.

11. FOREIGN INCOME TAX


Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against U.S. Federal income taxes. Shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund.


OTHER MATTERS

1. THE TRUST AND ITS SHAREHOLDERS

A. GENERAL INFORMATION

Forum Funds was organized as a business trust (now known as a statutory trust) under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:


Absolute Strategies Fund /(1)/         Dover Responsibility Fund /(6)/
Adams Harkness Small-Cap Growth Fund   Flag Investors - Equity Opportunity
                                       Fund/(6)/
Austin Global Equity Fund              Flag Investors - Income Opportunity
                                       Fund/(6)/
Auxier Focus Fund /(2)/                Fountainhead Special Value Fund
Brown Advisory Growth Equity Fund/     Golden Large Core Value Fund /(7)/
(3)/
Brown Advisory Intermediate Income     Golden Small Core Value Fund /(7)/
Fund /(3)/
Brown Advisory International Fund      Jordan Opportunity Fund
/(4)/
Brown Advisory Maryland Bond Fund      Merk Hard Currency Fund /(7)/
/(4)/
Brown Advisory Opportunity Fund /(3)/  Payson Total Return Fund
Brown Advisory Real Estate Fund /(4)/  Polaris Global Value Fund
Brown Advisory Small-Cap Growth Fund   Steepleview Fund
/(5)/
Brown Advisory Small-Cap Value Fund    Winslow Green Growth Fund /(7)/
/(3)/
Brown Advisory Value Equity Fund /(3)/
DF Dent Premier Growth Fund

--------
/(1)/ The Trust offers shares of beneficial interest in Institutional, A and C classes of this series.
/(2)/ The Trust offers shares of beneficial interest in Investor, A and C classes of this series.

/(3)/ The Trust offers shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Opportunity Fund are not publicly offered.
/(4)/ The Trust offers shares of beneficial interest in an Institutional class of this series.
/(5)/ The Trust offers shares of beneficial interest in Institutional and A classes of this series. Effective April 25, 2006, the Fund ceased the public offering of D Shares.

      This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.
/(6)/ The Trust offers shares of beneficial interests in A and Institutional classes of these series.
/(7)/ The Trust offers shares of beneficial interest in Institutional and Investor classes of this series.



The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the Fund will continue indefinitely until terminated.

B. SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class's performance.

C. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

B. TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

C. FUND OWNERSHIP


As of April 16, 2007, the officers and trustees of the Trust, as a group, owned less than 1% of the shares of the Fund. Also as of that date, certain shareholders of record owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own beneficially 5% of a class of shares of the Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 16, 2007, the following shareholders may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.


CONTROLLING PERSON INFORMATION


                                                                PERCENTAGE OF
   NAME AND ADDRESS                                              FUND OWNED
   ----------------                                             -------------
   National Financial Services Corp.                                49.26
   200 Liberty Street
   One World Financial Center NY5D
   New York, NY 10281




D. LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

E. CODE OF ETHICS

The Trust, the Adviser, and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Fund, subject to certain limitations.

F. PROXY VOTING PROCEDURES


Copies of the Trust's and Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 is available
(1) without charge, upon request, by contacting the Transfer Agent at
(800) 441-7031 or on the Fund's website at www.ahlisanti.com and (2) on the SEC's website at www.sec.gov.


G. REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

H. FINANCIAL STATEMENTS


The financial statements of the Fund for the year ended December 31, 2006, which are included in the Fund's Annual Report to shareholders, are incorporated herein by reference. These financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, and the notes to financial statements.

These financial statements have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S & P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH

      INVESTMENT GRADE

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      SPECULATIVE GRADE

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC

CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD

DD, D Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

PREFERRED STOCK

MOODY'S

AAA An issue which is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "Aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S & P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB

B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C      A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         .  Leading market positions in well-established industries.

         .  High rates of return on funds employed.

         . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         . Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT      Issuers rated Not Prime do not fall within any of the Prime rating
PRIME    categories.

S & P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The following tables show the dollar amount of fees payable to the Adviser with respect to the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.


                                         ADVISORY FEE ADVISORY FEE ADVISORY FEE
                                           PAYABLE       WAIVED      RETAINED
                                         ------------ ------------ ------------
Year Ended December 31, 2006               $200,573     $199,315      $1,258
Year Ended December 31, 2005               $ 59,421     $ 59,421      $    0
Year Ended December 31, 2004               $ 16,796     $ 16,796      $    0


TABLE 2 - COMPLIANCE FEES


The following table shows the dollar amount of fees accrued by the Fund, the amount of the fee that was waived by the FCS or the Distributor as appropriate, if any, and the actual fee received by the FCS or its affiliates, as appropriate. The Compliance Agreement became effective on October 1, 2004.



                                            COMPLIANCE  COMPLIANCE  COMPLIANCE
                                            FEE PAYABLE FEE WAIVED FEE RETAINED
                                            ----------- ---------- ------------
Year Ended December 31, 2006                  $22,977     $1,208     $21,769
Year Ended December 31, 2005                  $17,377     $3,128     $14,249
Year Ended December 31, 2004                  $ 2,644     $    0     $ 2,644


TABLE 3 - ADMINISTRATION FEES

The following tables show the dollar amount of fees payable to the Administrator with respect to the Fund, the amount of fee that was waived by the Administrator, if any, and the actual fees received by the Administrator.


                                   ADMINISTRATION ADMINISTRATION ADMINISTRATION
                                    FEE PAYABLE     FEE WAIVED    FEE RETAINED
                                   -------------- -------------- --------------
Year Ended December 31, 2006          $44,688        $     0        $44,688
Year Ended December 31, 2005          $38,874        $11,978        $26,896
Year Ended December 31, 2004          $28,964        $     0        $28,964


TABLE 4 - ACCOUNTING FEES

The following table shows the dollar amount of fees payable to the Accountant by the Fund, the amount of fee that was waived by the Accountant, if any, and the actual fees received by the Accountant.


                                            ACCOUNTING  ACCOUNTING  ACCOUNTING
                                            FEE PAYABLE FEE WAIVED FEE RETAINED
                                            ----------- ---------- ------------
Year Ended December 31, 2006                  $40,898       $0       $40,898
Year Ended December 31, 2005                  $39,071       $0       $39,071
Year Ended December 31, 2004                  $42,695       $0       $42,695

TABLE 5 - COMMISSIONS

The following table shows the aggregate brokerage commissions of the Fund. The data is for the past three fiscal years (or shorter period if the Fund has been in operation for a shorter period).


                                                     TOTAL
                                                   BROKERAGE      % OF BROKERAGE        % OF
                                       TOTAL      COMMISSIONS      COMMISSIONS      TRANSACTIONS
                                     BROKERAGE   ($) PAID TO AN     PAID TO AN     EXECUTED BY AN
                                    COMMISSIONS AFFILIATE OF THE AFFILIATE OF THE AFFILIATE OF THE
                                        ($)     FUND OR ADVISER  FUND OR ADVISER  FUND OR ADVISER
                                    ----------- ---------------- ---------------- ----------------
Year Ended December 31, 2006         $455,542       $34,576             7.6%             7.6%
Year Ended December 31, 2005         $ 96,412       $78,811            81.7%            81.1%
Year Ended December 31, 2004         $ 56,307       $56,307           100.0%           100.0%


TABLE 6 - DIRECTED BROKERAGE

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.


                                                                    AMOUNT OF
                                                           AMOUNT  COMMISSIONS
                                                   BROKER DIRECTED  GENERATED
                                                   ------ -------- -----------
Year Ended December 31, 2006                        N/A      $0        $0
Year Ended December 31, 2005                        N/A      $0        $0
Year Ended December 31, 2004                        N/A      $0        $0


TABLE 7 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following tables list the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal period and the aggregate value of the Fund's holdings of those securities as of the last day of the Fund's most recent fiscal period.

           REGULAR BROKER OR DEALER              VALUE HELD
           ------------------------     -----------------------------
                      N/A                            N/A

TABLE 8 - 5% SHAREHOLDERS


The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of April 16, 2007.



NAME AND ADDRESS                         % OF FUND
----------------                         ---------
National Investor Services Corp.           17.76%
55 Water Street, 32/nd/ Floor
New York, NY 10041

Charles Schwab Co. Inc.                    15.02%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.          49.26%
200 Liberty Street
One World Financial Center NY5D
New York, NY 10281

APPENDIX C - PROXY VOTING PROCEDURES

                                  FORUM FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                 JULY 31, 2003
                         AS AMENDED SEPTEMBER 14, 2004

   SECTION 1. PURPOSE

   Shareholders of the various series of Forum Funds (the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

   (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

   (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (A) GENERAL

       (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If
       (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote the Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the Fund's Registration Statement (considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

       (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

       (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

   (B) ROUTINE MATTERS

   As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

       (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

       (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

       (3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C) NON-ROUTINE MATTERS

       (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

       (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

       (3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

       (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

       (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

   (D) CONFLICTS OF INTEREST

   Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

   If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of the Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

   (E) ABSTENTION

   The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                        AH LISANTI CAPITAL GROWTH, LLC

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

I. INTRODUCTION

These Policies and Procedures for Shareholder Voting have been adopted by AH Lisanti Capital Growth, LLC (hereafter referred to as "AH Lisanti") with respect to the voting of proxies on behalf of the accounts and investment companies ("clients") over which AH Lisanti has discretionary voting authority. In voting proxies, it is the policy of AH Lisanti to ensure that proxies are voted in a manner that is consistent with the best interests of its clients, to provide its clients with proxy voting policies and procedures upon request and to ensure information is maintained regarding how the firm voted with respect to client securities.

II. PROXY VOTING

In those circumstances in which AH Lisanti has proxy voting authority for clients, AH Lisanti uses an independent proxy voting service, Institutional Shareholder Services, Inc. (ISS) to research, recommend and vote proxies in accordance with the ISS Proxy Voting Guidelines as set forth in the attached Exhibit A. Personnel at AH Lisanti monitor the recommendations made by ISS and have the ability to change the vote if the recommendation is determined to not be in the best interest of a client. These recommendations are carefully reviewed by the AH Lisanti portfolio management team and in-house researchers for appropriate action or no action (meaning the ISS recommendation would be used). Any override of an ISS recommendation would occur only when AH Lisanti believes that it would be in the best interest of the client to do so. Such a change, and the reasoning behind it, would be documented appropriately.

With respect to investment company proxies, ISS Proxy Voting Guidelines recommend voting against the following proposals: (1) changing a fundamental investment objective to nonfundamental, (2) authorizing the board to hire and terminate subadvisers without shareholder approval, and (3) changes to the charter document. With respect to board of directors' issues, the ISS Proxy Voting Guidelines recommend voting against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence. These recommendations are not consistent with Adams Harkness Small Cap Growth Fund's (the "Fund") standard practices and AH Lisanti will vote on these issues on a case-by-case basis on behalf of the Fund.

III. CONFLICTS OF INTEREST

AH Lisanti recognizes that under certain circumstances a conflict of interest may arise in voting proxies on behalf of a client. A "conflict of interest" means any circumstance when AH Lisanti (including officers and employees) knowingly does business with (e.g., manages the issuer's assets, administers the issuers employee benefit plan) or receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore may appear to have a conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted. If AH Lisanti believes that it has a conflict of interest with respect to voting proxies on behalf of the Fund, it will refer the proposal to the Chairman of the Fund for a determination. AH Lisanti will vote the proposal according to the Independent Chairman's determination and maintain records relating to this process.

IV. ABSTENTION

AH Lisanti may abstain from voting proxies in certain circumstances. AH Lisanti may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best interest of the shareholder, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when costs to shareholder to effect a vote would be uneconomic relative to the value of the shareholders investment in the issuer.

V. RECORDKEEPING

AH Lisanti will maintain files relating to its proxy voting policies and procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with the records for the first two years kept in AH Lisanti's principal office. Records of the following will be included in the files: (i) copies of AH Lisanti's proxy voting policies and procedures, and any amendments; (ii) copies of any documents AH Lisanti created that were material to making a decision how to vote proxies, or that memorialize that decision; and (iii) copies of each written client request for information on how AH Lisanti voted the client's proxies. AH Lisanti will rely on ISS to maintain, on AH Lisanti's behalf, proxy statements received regarding client securities and records of votes cast on behalf of clients.

VI. DISCLOSURE

AH Lisanti will disclose in its Form ADV Part II that its clients may contact AH Lisanti by a toll-free number to obtain information on how AH Lisanti voted such client's proxies and to request a copy of these policies and procedures. Further, a concise summary of these Policies and Procedures for Shareholder Voting will be included in AH Lisanti's Form ADV Part II, and will be updated whenever the policies and procedures are amended.

Exhibit A provides an overview of how ISS votes proxies on behalf of AH Lisanti. They are guidelines and are not exhaustive of all of the issues that may come before AH Lisanti. Therefore, there may be cases in which the final vote cast on a particular issue before a company's shareholders varies from, or may be inconsistent with, the guidelines due to a close examination of the merits of the proposal and consideration of recent and company-specific information. Any vote will be in the best interest of our clients.

                                                                      EXHIBIT A
                          ISS PROXY VOTING GUIDELINES

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

    . An auditor has a financial interest in or association with the company, and is therefore not independent

    .  Fees for non-audit services are excessive, or

    . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

    . Attend less than 75 percent of the board and committee meetings without a valid excuse

    .  Implement or renew a dead-hand or modified dead-hand poison pill

    . Ignore a shareholder proposal that is approved by a majority of the shares outstanding

    . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

    . Failed to act on takeover offers where the majority of the shareholders tendered their shares

    . Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

    . Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

    . Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

    . Are inside directors or affiliated outside directors and the full board is less than majority independent

    .  Sit on more than six public company boards

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

    . The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

    .  Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as counterbalancing governance structure. This should include all of the following:

    . Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).

    .  Two-thirds independent board

    .  All-independent key committees

    .  Established governance guidelines

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

    . Long-term financial performance of the target company relative to its industry; management's track record

    .  Background to the proxy contest

    .  Qualifications of director nominees (both slates)

    . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

                                 POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

..  Purchase price

..  Fairness opinion

..  Financial and strategic benefits

..  How the deal was negotiated

..  Conflicts of interest

..  Other alternatives for the business

    .  Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

    .  Impact on the balance sheet/working capital

    .  Potential elimination of diseconomies

    .  Anticipated financial and operating benefits

    .  Anticipated use of funds

    .  Value received for the asset

    .  Fairness opinion

    .  How the deal was negotiated

    .  Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

    .  Dilution to existing shareholders' position

    .  Terms of the offer

    .  Financial issues

    .  Management's efforts to pursue other alternatives

    .  Control issues

    .  Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

    .  The reasons for the change

    .  Any financial or tax benefits

    .  Regulatory benefits

    .  Increases in capital structure

    .  Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

    . Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

    .  Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

    . Prospects of the combined company, anticipated financial and operating benefits

    .  Offer price

    .  Fairness opinion

    .  How the deal was negotiated

    .  Changes in corporate governance

    .  Change in the capital structure

    .  Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

    .  Tax and regulatory advantages

    .  Planned use of the sale proceeds

    .  Valuation of spinoff

    .  Fairness opinion

    .  Benefits to the parent company

    .  Conflicts of interest

    .  Managerial incentives

    .  Corporate governance changes

    .  Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

    . It is intended for financing purposes with minimal or no dilution to current shareholders

    . It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

    . Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

    .  Cash compensation, and

    .  Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

    .  Historic trading patterns

    .  Rationale for the repricing

    .  Value-for-value exchange

    .  Option vesting

    .  Term of the option

    .  Exercise price

    .  Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

    .  Purchase price is at least 85 percent of fair market value

    .  Offering period is 27 months or less, and

    . The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST employee stock purchase plans where any of the following apply:

    .  Purchase price is less than 85 percent of fair market value, or

    .  Offering period is greater than 27 months, or

    . The number of shares allocated to the plan is more than ten percent of the outstanding shares

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance based stock options (indexed, premium-priced, and performance-vested options), taking into account:

    . The proposal is overly restrictive (e.g., it mandates that all awards to employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

    . The company demonstrates that it is using a substantial portion of performance based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

    . The parachute should be less attractive than an ongoing employment opportunity with the firm

    .  The triggering mechanism should be beyond the control of management

    . The amount should not exceed three times base salary plus guaranteed benefits

                        PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

    . The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

    . The availability and feasibility of alternatives to animal testing to ensure product safety, and

    .  The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

    . The company has already published a set of animal welfare standards and monitors compliance

    . The company's standards are comparable to or better than those of peer firms, and

    . There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

    .  Whether the proposal focuses on a specific drug and region

    . Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

    . The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

    .  Whether the company already limits price increases of its products

    . Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

    .  The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of genetically engineered (GE) ingredients/seeds, taking into account:

    . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

    . The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

    . The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

            GENETICALLY ENGINEERED FOODS - FEASIBILITY OF LABELING

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

    . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

    . The quality of the company's disclosure on GE product labeling and related voluntary initiative and how this disclosure compares with peer company disclosure

    . Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

    . Any voluntary labeling initiative undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

    . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

    . The quality of the company's disclosure risks related to GE product use and how this disclosure compares with peer company disclosure

    . The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

    . The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

    . The company's existing healthcare policies, including benefits and healthcare access for local workers

    .  Company donations to healthcare providers in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria pandemic in Africa and other developing countries, taking into account:

    . The company's actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations

    . The company's initiatives in this regard compared to those of peer companies

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

    . Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

    . Whether the company has adequately disclosed the financial risks of its subprime business

    . Whether the company has been subject to violations of lending laws or serious lending controversies

    .  Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

   Second-hand smoke:

    .  Whether the company complies with all local ordinances and regulations

    . The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

    .  The risk of any health-related liabilities.

   Advertising to youth:

    . Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

    .  Whether the company has gone as far as peers in restricting advertising

    . Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

    .  Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

    .  The percentage of the company's business affected

    . The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

    .  The percentage of the company's business affected

    .  The feasibility of a spinoff

    .  Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

    .  Whether there are publicly available environmental impact reports;

    . Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

    .  The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

    . The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

    . The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

    . Environmentally conscious practices of peer companies, including endorsement of CERES

    .  Costs of membership and implementation.

                     ENVIRONMENTAL-ECONOMIC RISK PROPOSALS

Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:

    . Approximate costs of complying with current or proposed environmental laws

    . Steps company is taking to reduce greenhouse gasses or other environmental pollutants

    .  Measurements of the company's emissions levels

    . Reduction targets or goals for environmental pollutants including greenhouse gasses

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

    .  The company's level of disclosure lags that of its competitors, or

    . The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

    .  The nature of the company's business and the percentage affected

    .  The extent that peer companies are recycling

    .  The timetable prescribed by the proposal

    .  The costs and methods of implementation

    . Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

    .  The nature of the company's business and the percentage affected

    . The extent that peer companies are switching from fossil fuels to cleaner sources

    .  The timetable and specific action prescribed by the proposal

    .  The costs of implementation

    .  The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:

    . A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or

    . A report based on Global Reporting Initiative (GRI) or similar guidelines.

Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless

    . The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines

    . The company has publicly committed to using the GRI format by a specific date

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

    .  The relevance of the issue to be linked to pay

    . The degree that social performance is already included in the company's pay structure and disclosed

    . The degree that social performance is used by peer companies in setting pay

    . Violations or complaints filed against the company relating to the particular social performance measure

    . Artificial limits sought by the proposal, such as freezing or capping executive pay

    .  Independence of the compensation committee

    .  Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

    . The company is in compliance with laws governing corporate political activities, and

    . The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

    . There are serious controversies surrounding the company's China operations, and

    . The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

    .  The nature and amount of company business in that country

    .  The company's workplace code of conduct

    .  Proprietary and confidential information involved

    .  Company compliance with U.S. regulations on investing in the country

    .  Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

    . The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

    .  Agreements with foreign suppliers to meet certain workplace standards

    .  Whether company and vendor facilities are monitored and how

    .  Company participation in fair labor organizations

    .  Type of business

    .  Proportion of business conducted overseas

    .  Countries of operation with known human rights abuses

    . Whether the company has been recently involved in significant labor and human rights controversies or violations

    .  Peer company standards and practices

    .  Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

    . The company does not operate in countries with significant human rights violations

    .  The company has no recent human rights controversies or violations, or

    . The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

    .  Company compliance with or violations of the Fair Employment Act of 1989

    . Company antidiscrimination policies that already exceed the legal requirements

    .  The cost and feasibility of adopting all nine principles

    . The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

    .  The potential for charges of reverse discrimination

    . The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

    .  The level of the company's investment in Northern Ireland

    .  The number of company employees in Northern Ireland

    .  The degree that industry peers have adopted the MacBride Principles

    . Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

    .  Whether the company has in the past manufactured landmine components

    .  Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

    .  What weapons classifications the proponent views as cluster bombs

    . Whether the company currently or in the past has manufactured cluster bombs or their components

    .  The percentage of revenue derived from cluster bomb manufacture

    .  Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

    . The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

    .  Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

    .  The information is already publicly available or

    .  The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

    . The board composition is reasonably inclusive in relation to companies of similar size and business or

    . The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

    .  The degree of board diversity

    .  Comparison with peer companies

    .  Established process for improving board diversity

    .  Existence of independent nominating committee

    .  Use of outside search firm

    .  History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

    .  The company has well-documented equal opportunity programs

    . The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

    .  The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

    .  The composition of senior management and the board is fairly inclusive

    . The company has well-documented programs addressing diversity initiatives and leadership development

    . The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

    . The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds; attendance at board and committee meetings.

Votes should be withheld from directors who:

    . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

    . Ignore a shareholder proposal that is approved by a majority of shares outstanding

    . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

    .  Are interested directors and sit on the audit or nominating committee, or

    . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity and votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

    .  Past performance relative to its peers

    .  Market in which fund invests

    .  Measures taken by the board to address the issues

    .  Past shareholder activism, board activity, and votes on related proposals

    .  Strategy of the incumbents versus the dissidents

    .  Independence of directors

    .  Experience and skills of director candidates

    .  Governance profile of the company

    .  Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

    .  Proposed and current fee schedules

    .  Fund category/investment objective

    .  Performance benchmarks

    .  Share price performance compared to peers

    .  Resulting fees relative to peers

    .  Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, regulatory developments, current and potential returns, and current and potential risk. Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company, the fund's past performance, and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

    .  The degree of change implied by the proposal

    .  The efficiencies that could result

    .  The state of incorporation

    .  Regulatory standards and implications.

Vote AGAINST any of the following changes:

    . Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

    . Removal of shareholder approval requirement for amendments to the new declaration of trust

    . Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

    . Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

    . Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

    . Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: regulations of both states, required fundamental policies of both states, and increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure, performance of both funds, continuity of management personnel and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2007


                            JORDAN OPPORTUNITY FUND

INVESTMENT ADVISER:

Windowpane Advisors, L.L.C.
600 West Broadway, Suite 1225
San Diego, California 92101

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

      Citigroup Fund Services, LLC
      P.O. Box 446
      Portland, Maine 04112
      (800) 441-7013


This Statement of Additional Information (the "SAI") supplements the Prospectus dated May 1, 2007, as may be amended from time to time, offering shares of the Jordan Opportunity Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Financial Statements for the Fund for the fiscal year ended December 31, 2006, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS

GLOSSARY...................................................................   2
INVESTMENT POLICIES AND RISKS..............................................   3
INVESTMENT LIMITATIONS.....................................................  11
MANAGEMENT.................................................................  13
PORTFOLIO TRANSACTIONS.....................................................  22
PURCHASE AND REDEMPTION INFORMATION........................................  26
TAXATION...................................................................  28
OTHER MATTERS..............................................................  33
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS............................. A-1
APPENDIX B - MISCELLANEOUS TABLES.......................................... B-1
APPENDIX C - PROXY VOTING PROCEDURES....................................... C-1

GLOSSARY

As used in this SAI, the following terms have the meanings listed.

      "Accountant" means Citigroup.

      "Administrator" means Citigroup.

   "Adviser" means Windowpane Advisors, L.L.C.

   "Board" means the Board of Trustees of the Trust.

   "CFTC" means Commodities Future Trading Commission.

   "Citigroup" means Citigroup Fund Services, LLC.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Custodian" means Citibank, N.A.

   "Distributor" means Foreside Fund Services, LLC.

   "Fitch" means Fitch Ratings.

   "Fund" means Jordan Opportunity Fund.

   "Independent Trustee" means a Trustee that is not an "interested person" of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

   "IRS" means Internal Revenue Service.

   "Moody's" means Moody's Investors Service.

   "NAV" means net asset value per share.

   "NRSRO" means a nationally recognized statistical rating organization.

   "SAI" means Statement of Additional Information.

   "SEC" means the U.S. Securities and Exchange Commission.

   "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.

   "Sub-adviser" means Hellman, Jordan Management Co., Inc.

   "Transfer Agent" means Citigroup.

   "Trust" means Forum Funds.

   "U.S." means United States.

   "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   "1933 Act" means the Securities Act of 1933, as amended.

   "1940 Act" means the Investment Company Act of 1940, as amended.

INVESTMENT POLICIES AND RISKS

The Fund is a non-diversified series of the Trust. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund can make.

1. SECURITY RATINGS INFORMATION

The Fund's investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. There is no minimum rating requirement applicable to the Portfolio's investments in debt securities. Debt securities are considered investment grade or higher securities if they are rated at least Baa by Moody's or BBB by S&P. Securities rated Ba or below by Moody's or BB or below by S&P are often referred to as "junk bonds." The Fund may invest up to 25% of the Fund's total assets in junk bonds.

The Fund may purchase unrated debt securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

2. COMMON AND PREFERRED STOCK

A. GENERAL

The Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

B. RISKS


The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. The Fund may invest in companies without regard to market capitalization, including small- and medium-sized companies. Because investing in small and medium companies may have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

.. The earnings and prospects of smaller companies are more volatile than those of larger companies;

..  Smaller companies may experience higher failure rates than larger companies;

.. Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available;

.. The trading volume of securities of smaller companies is normally lower and such securities may be less liquid than those of larger companies, which may disproportionately affect their stock prices, and may cause their stock prices to fall more in response to selling pressure than is the case with larger companies; and

.. Smaller companies may have limited markets, product lines, or financial resources and may lack management experience, making these companies more susceptible to economic and market setbacks.

For these and other reasons, the security prices of smaller capitalization companies may fluctuate more significantly than the security prices of large capitalization companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.


3. FIXED INCOME SECURITIES

A. GENERAL

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as the mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).


Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.


Corporate Debt Obligations. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate debt securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).


Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage pools apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies. Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.


Government and Agency Mortgage-Backed Securities. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Farmers' Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government. Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHMLC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

Privately Issued Mortgage-Backed Securities. The Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.


Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.


Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA ("Mortgage Assets"). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranch is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full.

Asset-backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

Non-US Dollar Denominated Securities. The Fund may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community);
(3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

Junk Bonds. Junk bonds (i.e., high yield bonds) are debt securities that are not rated by a nationally recognized statistical rating organization or are rated below investment grade or have an equivalent rating by a nationally recognized statistical rating organization. The Fund defines high yield bonds to include: bank loans; fixed, variable, floating rate and deferred interest debt obligations; mortgage-backed and asset-backed debt obligations provided they are unrated or rated below investment grade.

B. RISKS

General Risks. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in the Fund is subject to risk even if all debt securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, debt securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. Bankruptcy, litigation or other conditions may impair an issuers' ability to pay, when due, the principal of and interest on its debt securities.


Credit Risk. The Fund's investment in debt securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.


Mortgage-Backed Securities. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yield will correspondingly decline.

Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other debt securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or
(2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.


Asset-Backed Securities. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.


Junk Bonds. Securities rated below investment grade, i.e., Ba or BB and lower, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

4. CONVERTIBLE SECURITIES

A. GENERAL

The Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

B. RISKS

Investments in convertible securities generally entail less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

5. WARRANTS

A. GENERAL

The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

B. RISKS

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

6. DEPOSITARY RECEIPTS

A. GENERAL

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. The Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets.

B. RISKS

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

7. FOREIGN SECURITIES

The Fund may invest up to 25% of its total assets in the securities of foreign issuers. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

8. OPTIONS

A. GENERAL

The Fund may purchase put and call options written by others and may write covered calls. The Fund may purchase options on securities, currencies and stock indices. The Fund may only write covered put options on securities, foreign currencies and stock indices to effect closing transactions. The Fund may only invest in options that trade on an exchange or over-the-counter. The Fund may purchase put and call options to hedge against either a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. The Fund may sell options so purchased.

B. OPTIONS STRATEGIES

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

Options on foreign currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

C. RISKS OF OPTIONS

There are certain investment risks associated with options transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

9. BORROWING

A. GENERAL

Subject to the Fund's investment limitations, the Fund will generally borrow money to increase its returns. Typically, if a security purchased with borrowed funds increases in value, the Fund may sell the security, repay the loan and secure a profit.

B. RISKS

Borrowing creates the risk of magnified capital losses. If the Fund buys securities with borrowed funds and the value of the securities declines, the Fund may be required to provide the lender with additional funds or liquidate its position in these securities to continue to secure or repay the loan. The Fund may also be obligated to liquidate other portfolio positions at an inappropriate time in order to pay off the loan or any interest payments associated with the loan. To the extent that the interest expense involved in a borrowing transaction approaches the net return on the Fund's investment portfolio, the benefit of borrowing will be reduced, and, if the interest expense is incurred as a result of borrowing were to exceed the net return to investors, the Fund's use of borrowing would result in a lower rate of return than if the Fund did not borrow. The size of any loss incurred by the Fund due to borrowing will depend on the amount borrowed. The greater the percentage borrowed the greater potential of gain or loss to the Fund.

10. ILLIQUID AND RESTRICTED SECURITIES

A. GENERAL

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options;
(3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

B. RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

C. DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

11. TEMPORARY DEFENSIVE POSITION

The Fund may assume a temporary defensive position by investing all or a portion of its assets in money market instruments, commercial paper, securities of other no-load mutual funds, or repurchase agreements, or individual stocks or put options. Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds. If the Fund invests in shares of another mutual fund, shareholders of the Fund will bear the advisory and other fees of both the Fund and the mutual fund in which it invests.

The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment policies. The risk of this strategy to the Fund is the opportunity cost associated with the market moving higher or that the put options expire worthless, thereby losing the premiums paid for the option.

12. NON-DIVERSIFICATION


The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. The Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.


Although the Fund is a "non-diversified" investment company, and consequently is not limited in the proportion of its assets that may be invested in the securities of a single issuer, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund will limit its investment so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government securities are not subject to these limitations.

13. CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

1. FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations which cannot be changed by the Board without shareholder approval. The Fund may not:

A. BORROWING MONEY

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

B. CONCENTRATION

Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry, except that the Fund may invest more than 25% of the value of its total assets in securities of issuers principally engaged in the consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services sectors. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

C. UNDERWRITING ACTIVITIES

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

D. MAKING LOANS

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

E. PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

F. PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and or from investing in securities or other instruments backed by physical commodities).

G. ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act.

2. NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

A. SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

B. SHORT SALES

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in options are not deemed to constitute selling securities short.

C. ILLIQUID SECURITIES

Invest more than 15% of its net assets in illiquid assets such as:
(1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

D. PURCHASES ON MARGIN

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

E. BORROWING

Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.

F. OPTIONS AND FUTURES CONTRACTS

The Fund will not write put options, except that the Fund may write covered put options on securities, foreign currencies and stock indices to effect closing transactions. The Fund will not invest in futures contracts.

G. EXERCISING CONTROL OF ISSUERS

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

MANAGEMENT

1. TRUSTEES AND OFFICERS


The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise noted. Each Trustee oversees twenty six portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. John Y. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company.



                       POSITION
       NAME            WITH THE       LENGTH                        PRINCIPAL OCCUPATION(S)
 AND YEAR OF BIRTH      TRUST      OF TIME SERVED                     DURING PAST 5 YEARS
 -----------------   ------------- --------------           ---------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish    Chairman of    Trustee since           Retired; Partner, Wolf, Block, Schorr
Born: 1943           the Board;     1989                    and Solis-Cohen LLP (law firm) 2002 -
                     Trustee;       (Chairman               2003; Partner, Thelen Reid & Priest LLP
                     Chairman,      since 2004)             (law firm) 1995 - 2002.
                     Compliance
                     Committee,
                     Nominating
                     Committee and
                     Qualified
                     Legal
                     Compliance
                     Committee

Costas Azariadis     Trustee;       Since 1989              Professor of Economics, Washington
Born: 1943           Chairman,                              University (effective 2006); Professor
                     Valuation                              of Economics, University of
                     Committee                              California-Los Angeles 1992-2006.

                  POSITION
      NAME        WITH THE     LENGTH                        PRINCIPAL OCCUPATION(S)
AND YEAR OF BIRTH  TRUST    OF TIME SERVED                     DURING PAST 5 YEARS
----------------- --------- -------------- -----------------------------------------------------------
 James C. Cheng   Trustee;    Since 1989   President, Technology Marketing Associates (marketing
 Born: 1942       Chairman,                company for small and medium sized businesses in New
                  Contracts                England).
                  Committee

 John Y. Keffer   Trustee;    Since 1989   President, Forum Foundation (a charitable organization)
 Born: 1942       Chairman,                since 2005; President, Forum Trust, LLC (a non-depository
                  Contracts                trust company) since 1997; President, Citigroup Fund
                  Committee                Services, LLC (Citigroup) 2003-2005; President, Forum
                                           Financial Group, LLC ("Forum") (a fund services company
                                           acquired by Citibank, N.A. 1999-2003).

                       POSITION
       NAME            WITH THE        LENGTH                          PRINCIPAL OCCUPATION(S)
 AND DATE OF BIRTH      TRUST      OF TIME SERVED                        DURING PAST 5 YEARS
 -----------------  -------------- ----------------- -----------------------------------------------------------
OFFICERS

Simon D. Collier    President;     Since 2005        Managing Partner, Foreside Financial Group, since April
Born: 1961          Principal                        2005; President, Foreside Services, Inc. (a staffing
                    Executive                        services firm) since January 2007; Chief Operating Officer
                    Officer                          and Managing Director, Global Fund Services, Citigroup 2003
                                                     - 2005; Managing Director, Global Securities Services for
                                                     Investors, Citibank, N.A. 1999 - 2003.

Trudance L.C. Bakke Treasurer;     Since 2005        Director, Foreside Compliance Service, LLC since 2006;
Born: 1971          Principle      (Principle        Product Manager, Citigroup 2003-2006; Senior Manager of
                    Financial      Financial Officer Corporate Finance, Forum 1999 - 2003.
                    Officer        since August
                                   2006)

Beth P. Hanson      Vice           Since 2003        Relationship Manager, Citigroup since 2003; Relationship
Born: 1966          President/                       Manager, Forum 1999 - 2003.
                    Assistant
                    Secretary

Sara M. Morris      Vice President Since 2004        Director and Relationship Manager, Citigroup since 2004;
Born: 1963                                           Chief Financial Officer, The VIA Group, LLC (a strategic
                                                     marketing company) 2000 - 2003.

2. TRUSTEE OWNERSHIP IN THE FUND AND FAMILY OF INVESTMENT COMPANIES


                                                      AGGREGATE DOLLAR RANGE OF
                                                          OWNERSHIP AS OF
                                                         DECEMBER 31, 2006
                               DOLLAR RANGE OF           IN ALL REGISTERED
                                  BENEFICIAL            INVESTMENT COMPANIES
                          OWNERSHIP IN THE FUND AS OF  OVERSEEN BY TRUSTEE IN
TRUSTEES                      DECEMBER 31, 2006           THE FUND COMPLEX
--------                  --------------------------- -------------------------
INTERESTED TRUSTEES
John Y. Keffer                       None                       None

Independent Trustees
Costas Azariadis                     None                       None
James C. Cheng                       None                       None
J. Michael Parish                    None                 $50,001-$100,000


3. OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES


As of December 31, 2006, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.


4. INFORMATION CONCERNING BOARD COMMITTEES

A. AUDIT COMMITTEE


The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended December 31, 2006, the Audit Committee met seven times.


B. NOMINATING COMMITTEE


The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustees recommended by security holders. During the fiscal year ended December 31, 2006, the Nominating Committee did not meet.


C. VALUATION COMMITTEE


The Trust's Valuation Committee, which meets when necessary, consists of all the Trustees, the senior officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended December 31, 2006, the Valuation Committee met three times.


D. QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended December 31, 2006, the QLCC did not meet.


E. CONTRACTS COMMITTEE.


The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee was formed at the Board's September 22, 2005, meeting. During the fiscal year ended December 31, 2006, the Contracts Committee did not meet.


F. COMPLIANCE COMMITTEE.


The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee was formed at the Board's September 22, 2005, meeting. During the fiscal year ended December 31, 2006, the Compliance Committee did not meet.


5. COMPENSATION OF TRUSTEES AND OFFICERS


Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each Board meeting attended ($2,500 for the Chairman) and $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Independent Trustee that serves as chairman of one or more Board Committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his/her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth projected fees to be paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended December 31, 2006.



                                               TOTAL
                                            COMPENSATION
                                             FROM TRUST
                               COMPENSATION   AND FUND
TRUSTEE                         FROM FUND     COMPLEX
-------                        ------------ ------------
John Y. Keffer                     $250       $25,000
Costas Azariadis                   $250       $25,000
James C. Cheng                     $250       $25,000
J. Michael Parish                  $333       $33,250


6. INVESTMENT ADVISERS

A. SERVICES OF ADVISER AND SUB-ADVISER

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may also pay fees to certain brokers/dealers to have the Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.

Subject to the direction of the Trust's Board of Trustees and the overall supervision and control of the Advisor, the Sub-Advisor makes decisions regarding the investment and reinvestment of the Fund's assets.

B. OWNERSHIP OF ADVISER

Windowpane Advisors, L.L.C. is a Delaware limited liability company. The Adviser is controlled by Michael Stolper and Barbara Malone. Mr. Stolper and Ms. Malone are both actively engaged in the investment advisory business. By virtue of their ownership of the Adviser, Mr. Stolper and Ms. Malone are affiliates of the Adviser.

INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGER

The Adviser has provided the following information regarding other accounts managed by the Fund's portfolio manager and conflicts of interest.


As of December 31, 2006, Gerald R. Jordan acted as Portfolio Manager for seven other accounts with a total market value of $70 million. None of these accounts pay the Advisor a performance-based advisory fee. Mr. Jordan also manages two Limited Partnerships with a total market value of $21 million, for which he receives an advisory fee that is based on performance. The Portfolio Manager does not service any other registered investment companies or pooled investment vehicles, other than those listed above.


Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one account. More specifically, the Portfolio Manager, who manages multiple accounts, is presented with the following potential conflicts:

.. The management of multiple accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. The Adviser also maintains a Code of Ethics to detect and prevent activities of employees that would result in a breach of the Adviser's fiduciary duties to the Fund.

.. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

   There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

C. OWNERSHIP OF THE SUB- ADVISER

Hellman, Jordan Management Company, Inc., a Delaware corporation and a registered investment adviser, serves as sub-adviser to the Fund ("Sub-Adviser) pursuant to a sub-advisory agreement between the Sub-Adviser and the Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser's primary business address is 75 State Street, Suite 2420, Boston, Massachusetts 02109. The Sub-Adviser, founded in 1978, specializes in asset management for corporate pension plans, endowments, state and local retirement funds, foundations, unions and wealthy individuals. The Sub-Adviser is a wholly-owned subsidiary of Jordan Capital Management, Inc.

PORTFOLIO MANAGER OWNERSHIP IN THE FUND


                                    DOLLAR RANGE OF BENEFICIAL
                                    OWNERSHIP IN THE FUND AS OF
PORTFOLIO MANAGER                        DECEMBER 31, 2006
-----------------                   ---------------------------
Michael Stolper                           Over $1 million
Gerald Reid Jordan                      $100,000 - $500,000
Barbara Malone                          $  10,000 - $50,000

D. FEES

The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving an advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets the clients invest in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser from the Fund against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

E. OTHER PROVISIONS OF ADVISORY AGREEMENT

The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

7. DISTRIBUTOR

A. DISTRIBUTION SERVICES


The Distributor (also known as principal underwriter) serves as the distributor of the shares of the Fund and is located at Two Portland Square, 1/st/ Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Mr. Collier is an affiliate of the Trust and the Distributor as he serves as an officer of each entity.

Under a distribution agreement with the Trust (the "Distribution Agreement"), the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.


The Distributor may enter into arrangements with various financial institutions through which you may purchase or redeem shares. The Distributor may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund. The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Fund. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with its contractual arrangements with the Fund and/or its agents. These Financial Institutions may charge a fee for their services and may receive shareholder service fees even though shares of the Fund are sold without a sales charge and are responsible for promptly transmitting purchase, redemption, and other requests to the Fund. Investors who purchase shares in this manner will be subject to the procedures of the Financial Institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their Financial Institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the Financial Institution.

The Distributor does not receive a fee for distribution services performed under the Distribution Agreement.

B. COMPLIANCE SERVICES


Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor provides a Chief Compliance Officer ("CCO"), Principal Executive Officer, Principal Financial Officer, and an Anti-Money Laundering Compliance Officer ("AMLCO") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO, AMLCO and Certifying Officers and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), $5,000 per Fund and an (ii) annual fee of 0.01% of each Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay FCS directly for the Compliance Services rendered to the Funds.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by FCS with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, FCS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and certain related parties (such as officers of FCS or certain officers of the Distributor and persons who control FCS or the Distributor) are indemnified by the Trust against any and all claims and expenses related to FCS's actions or omissions, except for any act or omission resulting from FCS's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund to FCS or its affiliates, as appropriate, for Compliance Services, the amount of the fee waived by FCS or its affiliates, as appropriate, and the actual fees received by FCS or its affiliates, as appropriate.

8. OTHER FUND SERVICE PROVIDERS


A. ADMINISTRATOR

As administrator, pursuant to an administration agreement (the "Administration Agreement") with the Trust, the Administrator administers the Trust's operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisors in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the oversight of the Trust's counsel and with the cooperation of the Advisors, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

For its services, the Administrator receives a fee from the fund at an annual rate of 0.10% of the Fund's average daily net assets, plus $24,000 per year, and certain out-of-pocket expenses. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

The Administration Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any action or inaction of the Administrator in relation to any event whatsoever in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Administration Agreement or by reason of reckless disregard of its obligations and duties under the Agreement. Under the Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees payable by the Fund to the Administrator, the amount of the fee waived by the Administrator, and the actual fees received by the Administrator. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

B. FUND ACCOUNTANT

As fund accountant, pursuant to an agreement with the Trust (the "Accounting Agreement"), the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

For its services, the Accountant receives from the Fund a monthly fee of $2,500 per month, 0.03% of the Fund's annual average daily net asset on the first $50 million in fund assets, 0.01% of the Fund's annual average daily net asset on the first $450 million in fund assets, 0.005% of the Fund's annual average daily net asset on fund assets over $500 million; $500 per month for each class above one, and certain surcharges based upon the number Fund portfolio positions plus certain out of pocket expense. The fees paid to the Accountant are accrued daily by the Fund and are paid monthly based, in part, on transactions and positions for the previous month.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 day's written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, the Accountant is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Fund.

Table 4 in Appendix B shows the dollar amount of the fees payable by the Fund to the Accountant, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

C. TRANSFER AGENT


As transfer agent and distribution paying agent, pursuant to an agreement with the Trust ("Transfer Agency Agreement"), the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3 Canal Plaza, Ground Floor, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.

For its services, the Transfer Agent receives a fee from the Fund a monthly fee of $1,800 per month. The Fund also pays the Transfer Agent an annual per account fee of $24.00 per shareholder account ($1.50 per month per NSCC Level 3 shareholder account) plus certain out-of-pocket expenses. The fees paid to the Transfer Agent are accrued daily by the Fund and paid monthly.

SHAREHOLDER SERVICING AGENT. Pursuant to a Shareholder Service Plan (the "Plan") between the Trust and the Administrator, the Administrator is authorized to perform, or arrange for the performance of, certain activities relating to the servicing and maintenance of shareholder accounts not otherwise provided by the Transfer Agent ("Shareholder Servicing Activities") with respect to shares of the Fund. Under the Plan, the Administrator may enter into shareholder service agreements with financial institutions or other persons, including the Adviser, who provide Shareholder Servicing Activities for their clients invested in the Fund.

Shareholder Servicing Activities shall include one or more of the following:
(1) establishing and maintaining accounts and records for shareholders of the Fund; (2) answering client inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services; (3) providing necessary personnel and facilities to establish and maintain client accounts and records;
(4) assisting clients in arranging for processing purchase, exchange and redemption transactions; (5) arranging for the wiring of funds;
(6) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (7) integrating periodic statements with other shareholder transactions; and (8) providing such other related services as the shareholder may request.

As compensation for the Shareholder Servicing Activities, the Trust pays the shareholder servicing agent, through the Administrator, a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees. The Plan may be terminated without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Trustees who are not parties to the Plan or interested persons of any such party; or (2) by the Administrator.

CUSTODIAN. The custodian, pursuant to an agreement with the Trust, safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at 388 Greenwich St. New York, NY 10013.


LEGAL COUNSEL. Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, DC 20006 passes upon legal matters in connection with the issuance of shares of the Trust.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Deloitte & Touche LLP ("D&T"), 200 Berkeley Street, Boston, Massachusetts, 02116, an independent registered public accounting firm, has been selected as the auditor for the Fund. D&T audits the annual financial statements of the Fund and provides the Fund with an audit opinion. D&T also reviews certain regulatory filings of the Fund. Deloitte Tax LLP, an affiliate of D&T, reviews the Fund's tax returns.


PORTFOLIO TRANSACTIONS

1. HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2. COMMISSIONS PAID

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

3. SUB-ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Sub-Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Sub-Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Sub-Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Sub-Adviser seeks "best execution" for all portfolio transactions. This means that the Sub-Adviser seeks the most favorable price and execution available. The Sub-Adviser's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

4. CHOOSING BROKER-DEALERS

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Advisor, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Advisor believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

5. OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The nature of the services obtained for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.

Occasionally, the Adviser utilizes a broker and pays a slightly higher commission than another might charge. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution.

Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and the Fund's investors.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

6. COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

7. TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

8. OTHER ACCOUNTS OF THE ADVISER


Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


9. PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. It is expected that the portfolio turnover of the Fund will be high given the inherent volatility of concentrated positions. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

10. SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or
(3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 6 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of the Fund's holdings at those securities as of the Fund's most recent fiscal year.

11. PORTFOLIO HOLDINGS


Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund's semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days after the end of those periods. You may request a copy of the Fund's latest annual and semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI and at the Fund's website. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at http://www.sec.gov/.


In addition, the Fund's Adviser makes publicly available, on a quarterly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made available through the Fund or Adviser's website, marketing communications (including printed advertisements and sales literature), and/or the Fund's Transfer Agent telephone customer service center that supports the Fund. This quarterly holdings information is released within 15 days after the quarter end.


The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, Citigroup and the Custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services, mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund's fiscal year end and may also have access to a Fund's nonpublic portfolio holdings information on an as needed basis. The Trustees and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.


From time to time the Adviser also may disclose nonpublic information regarding the Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and
(3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.


No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the adviser or any other party, by any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. As indicated above, with respect to the Trustees, its officers, the Adviser, the administrator and the distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees. In order to help ensure that the Fund's portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, principal underwriter or any affiliate of the Fund, the Adviser or principal underwriter will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.


PURCHASE AND REDEMPTION INFORMATION

1. GENERAL INFORMATION


You may effect purchases or redemptions or request any shareholder privilege in person at the transfer agent's offices located at 3 Canal Plaza, Ground Floor, Portland, Maine 04101.


The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

2. ADDITIONAL PURCHASE INFORMATION

Shares of a Fund are sold on a continuous basis by the distributor at net asset value ("NAV"). Accordingly, the offering price per share of the Fund may be higher than the Fund class' NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3. IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4. UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

5. PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through Financial Institutions. The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Fund. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund and/or its agents.

Financial Institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. If you purchase shares through a Financial Institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly.

When you purchase the Fund's shares through a Financial Institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain Financial Institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a Financial Institution. Contact your Financial Institution for further information. If you hold shares through a Financial Institution, the Fund may confirm purchases and redemptions to the Financial Institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

The Adviser may enter into arrangements with Financial Institutions whereby the Adviser agrees to pay a Financial Institution for inclusion of the Fund on the Financial Institution's mutual fund "supermarket" platform. Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

6. ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of the Fund at the NAV per share minus any applicable sales charges or redemption fee. Accordingly, the redemption price per share of the Fund may be lower than its NAV per share. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution's account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution's account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

7. SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

8. REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

9. WHEN AND HOW NAV IS DETERMINED

The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.


The NAV is determined by taking the market value of the Fund's total assets, subtracting the Fund's liabilities, and then dividing the result (net assets) by the number of the Fund's shares outstanding.


The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities, which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which the Fund's security is principally traded closes early; (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.


The Fund invests in the securities of small and medium-sized companies. The Fund's investment in securities of small and medium sized companies are more likely to require a fair value determination because they are more thinly traded and less liquid than the securities at larger companies. Similarly, the Fund's investments in foreign securities is more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.


Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

10. DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

1. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is December 31 [(the same as the Fund's fiscal year end)].

2. MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

.. The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

.. The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities or net income derived from interests in certain qualified publicly traded partnerships.

.. The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

3. FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

4. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.


A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets) if paid on or before December 31, 2010 A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero. The Fund may have capital loss carry-overs (unutilized capital losses from prior year). These capital loss carry-overs (which can be used for up to eight years) may be used to offset any capital gain (whether short or long term). All capital loss carryovers are listed in the Fund's financial statements. Any such loss may not be carried back.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

5. CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of
Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

Under current federal tax law, if the Fund invests in bonds issued with "original issue discount", the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to "market discount bonds" (i.e., bonds purchased by the Fund at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash that the Fund has actually received as interest during the year.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents, and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

6. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year (or December 31 if elected by the Fund). The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 (or December 31 if elected by the Fund) of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 (or December 31) in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

7. SALE, EXCHANGE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale, exchange or redemption (also called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

8. BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold U.S. federal income tax at federal backup withholding rate (currently 28%) on distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide correct a taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


Backup withholding is not an additional tax; any amounts so withheld may be credited against your federal income tax liability or refunded once the required information or certification is provided.


9. FOREIGN SHAREHOLDERS

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the tax implications of income received from the Fund will depend on whether the income from the Fund is "effectively connected" with your U.S. trade or business.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (and short-term capital gains and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at the federal backup withholding rate (currently 28%) on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund.

10.STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund.

11.FOREIGN INCOME TAX


Income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund,
(ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against U.S. Federal income taxes. Shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund.


OTHER MATTERS

1. THE TRUST AND ITS SHAREHOLDERS

A. GENERAL INFORMATION

Forum Funds was organized as a business trust (now known as statutory trust) under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

 Absolute Strategies Fund /(1)/         DF Dent Premier Growth Fund
 Adams Harkness Small-Cap Growth Fund   Dover Responsibility Fund /(6)/
 Austin Global Equity Fund              Flag Investors - Equity Opportunity
                                        Fund/(6)/
 Auxier Focus Fund /(2)/                Flag Investors - Income Opportunity
                                        Fund/(6)/
 Brown Advisory Growth Equity Fund
   /(3)/                                Fountainhead Special Value Fund
 Brown Advisory Intermediate Income
   Fund /(3)/                           Golden Large Core Value Fund /(7)/
 Brown Advisory International Fund
   /(4)/                                Golden Small Core Value Fund /(7)/
 Brown Advisory Maryland Bond Fund
   /(4)/                                Jordan Opportunity Fund
 Brown Advisory Opportunity Fund /(3)/  Merk Hard Currency Fund /(7)/
 Brown Advisory Real Estate Fund /(4)/  Payson Total Return Fund
 Brown Advisory Small-Cap Growth Fund
   /(5)/                                Polaris Global Value Fund
 Brown Advisory Small-Cap Value Fund
   /(3)/                                Steepleview Fund
 Brown Advisory Value Equity Fund /(3)/ Winslow Green Growth Fund /(7)/

--------
(1) The Trust offers shares of beneficial interest in Institutional, A and C classes of this series.
(2) The Trust offers shares of beneficial interest in Investor, A and C classes of this series.

(3) The Trust offers shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Opportunity Fund are not publicly offered.

(4) The Trust offers shares of beneficial interest in an Institutional class of this series.

(5) The Trust offers shares of beneficial interest in Institutional and A classes of this series. Effective April 25, 2006, the Fund ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.
(6) The Trust offers shares of beneficial interests in A and Institutional classes of these series.
(7) The Trust offers shares of beneficial interests in Institutional and Investor classes of these series.


The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Fund's Adviser, Sub-advisor, and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended of the 1940 Act. These codes permit personnel subject to the codes to invest in securities that may be purchased or held by the Fund.

The Trust and the Fund will continue indefinitely until terminated.

B. SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will effect a fund's class' performance.

C. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

D. TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999, or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

E. FUND OWNERSHIP


As of April 16, 2007, the Officers and Trustees of the Trust, as a group, owned less than 1% of the shares of the Fund. Also as of that date, certain shareholders of record owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own beneficially 5% of a class of shares of the Fund are listed in Table 7 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 16, 2007, the following shareholders may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.



                                    PERCENTAGE OF
NAME AND ADDRESS                     FUND OWNED
----------------                    -------------
Michael Stolper                        28.89%
FBO Stolper Family Trust
600 W. Broadway Suite 1225
San Diego, CA 92101

F. LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

G. CODE OF ETHICS

The Trust, the Adviser, the Sub-advisor, and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Fund, subject to certain limitations.

H. PROXY VOTING PROCEDURES

A copy of the Trust's proxy voting procedures adopted on behalf of the Fund are included in Appendix D. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ending June 30 will be available (1) without charge, upon request, by contacting the transfer agent at (800) 441-7013 and (2) on the SEC's Web site at http://www.sec.gov.

I. REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

J. FINANCIAL STATEMENTS


The Fund's financial statements and financial highlights for the year ended December 31, 2006 which are included in the Fund's Annual Report to shareholders, are incorporated herein by reference. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, and the notes to financial statements have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S

 AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

 A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

 BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 BA Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

 NOTE

      Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S & P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC    An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH

      INVESTMENT GRADE

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      SPECULATIVE GRADE

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC

CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD

DD, D Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

PREFERRED STOCK

MOODY'S


AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S & P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB

B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C      A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


 PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         .   Leading market positions in well-established industries.

         .   High rates of return on funds employed.

         . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         . Well-established access to a range of financial markets and assured sources of alternate liquidity.

 PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

 NOT
 PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

 S & P

 A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

 A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

 A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

 B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard
      & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state.
      Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES


Tables 1 through 7 provide information for the Jordan Opportunity Fund for the last fiscal year ended December 31, 2006.


TABLE 1 - INVESTMENT ADVISORY FEES

The following tables show the dollar amount of fees payable to the Adviser with respect to the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.


                                       ADVISORY FEE ADVISORY FEE ADVISORY FEE
                                         PAYABLE       WAIVED      RETAINED
                                       ------------ ------------ ------------
   Year Ended December 31, 2006          226,131         0         226,131
   Year Ended December 31, 2005          186,537         0         186,537


TABLE 2 - COMPLIANCE SUPPORT FEES


The following tables show the dollar amount of fees accrued by the Fund payable to the FCS or its affiliates, as appropriate with respect to the Fund, the amount of fee that was waived by FCS or its affiliates, as appropriate, if any, and the actual fees received by the FCS or its affiliates, as appropriate.



                                         COMPLIANCE  COMPLIANCE COMPLIANCE FEE
                                         FEE PAYABLE FEE WAIVED    RETAINED
                                         ----------- ---------- --------------
  Year Ended December 31, 2006             29,813      3,570        26,243
  Year Ended December 31, 2005             21,692      6,141        15,551


TABLE 3 - ADMINISTRATION FEES

The following tables show the dollar amount of fees payable to the Administrator with respect to the Fund, the amount of fee that was waived by the Administrator, if any, and the actual fees received by the Administrator.


                                  ADMINISTRATION ADMINISTRATION ADMINISTRATION
                                   FEE PAYABLE     FEE WAIVED    FEE RETAINED
                                  -------------- -------------- --------------
  Year Ended December 31, 2006        47,666            798         46,868
  Year Ended December 31, 2005        45,117         18,447         26,670


TABLE 4 - ACCOUNTING FEES

The following tables show the dollar amount of fees paid to the Accountant with respect to the Fund, the amount of fee that was waived by the Accountant, if any, and the actual fees received by the Accountant.


                                ACCOUNTING FEE ACCOUNTING FEE ACCOUNTING FEE
                                   PAYABLE         WAIVED        RETAINED
                                -------------- -------------- --------------
   Year Ended December 31, 2006     36,847           369          36,478
   Year Ended December 31, 2005     33,752         5,631          28,121

TABLE 5 - COMMISSIONS

The following table shows the aggregate brokerage commissions of the Fund. The data is for the past three fiscal years (or shorter period if the Fund has been in operation for a shorter period).


                                               TOTAL          % OF         % OF
                                             BROKERAGE     BROKERAGE   TRANSACTIONS
                                            COMMISSIONS   COMMISSIONS    EXECUTED
                                           ($) PAID TO AN  PAID TO AN     BY AN
                                  TOTAL     AFFILIATE OF  AFFILIATE OF  AFFILIATE
                                BROKERAGE       THE           THE         OF THE
                               COMMISSIONS    FUND OR       FUND OR      FUND OR
                                   ($)        ADVISER       ADVISER      ADVISER
                               ----------- -------------- ------------ ------------
Year Ended December 31, 2006     186,198         0             0%           0%
Year Ended December 31, 2005     185,013         0             0%           0%


TABLE 6 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following tables list the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.


                                           REGULAR BROKER OR DEALER VALUE HELD
                                           ------------------------ ----------
  Year Ended December 31, 2006                       None


TABLE 7 - 5% SHAREHOLDERS


The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as April 16, 2007.



NAME AND ADDRESS                    % OF FUND
----------------                    ---------
Michael Stolper                       28.98%
FBO Stolper Family Trust
600 W. Broadway Suite 1225
San Diego, CA 92101

Capital One N.A. TTEE                 15.65%
FBO Terral Seed Inc.
P.O. Box 61540
New Orleans, LA 70161-1540

Jim Long                               7.85%
FBO Jim Long Trust
31766 Broad Beach Rd
Malibu, CA 90265

APPENDIX C - PROXY VOTING PROCEDURES

                                  FORUM FUNDS
                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                 JULY 31, 2003
                         AS AMENDED SEPTEMBER 14, 2004

   SECTION 1. PURPOSE

   Shareholders of the various series of Forum Funds (the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

   (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

   (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (A) GENERAL

       (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If
       (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote the Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the Fund's Registration Statement (considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

      (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

      (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

   (B) ROUTINE MATTERS

       As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

       (1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

       (2) Appointment of Auditors. Management recommendations will generally be supported.

       (3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C) NON-ROUTINE MATTERS

       (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

       (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

       (3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

       (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

       (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

   (D) CONFLICTS OF INTEREST

       Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

       If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of the Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

   (E) ABSTENTION

       The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

STATEMENT OF ADDITIONAL INFORMATION


May 1, 2007


INVESTMENT ADVISER                       POLARIS GLOBAL VALUE FUND

Polaris Capital Management, Inc.
125 Summer Street
Boston, MA 02110

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

Citigroup Fund Services, LLC
P.O. Box 446
Portland, ME 04112
(888) 263-5594


This Statement of Additional Information ("SAI") supplements the Prospectus dated May 1, 2007, as may be amended from time to time, offering shares of Polaris Global Value Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Global Transaction Services at the address or telephone number listed above.

Financial statements for the Fund for the period ended December 31, 2006 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS


Glossary...................................................................   1

Investment Policies and Risks..............................................   2

Investment Limitations.....................................................  11

Management.................................................................  12

Portfolio Transactions.....................................................  20

Purchase and Redemption Information........................................  25

Taxation...................................................................  26

Other Matters..............................................................  31

Appendix A - Description of Securities Ratings............................. A-1

Appendix B - Miscellaneous Tables.......................................... B-1

Appendix C - Proxy Voting Procedures....................................... C-1

GLOSSARY

As used in this SAI, the following terms have the meanings listed.

"Accountant" means Citigroup.

"Administrator" means Citigroup.

"Adviser" means Polaris Capital Management, Inc.

"Board" means the Board of Trustees of the Trust.

"Citigroup" means Citigroup Fund Services, LLC.

"Code" means the Internal Revenue Code of 1986, as amended.

"CFTC" means Commodity Futures Trading Commission.

"Custodian" means Citibank, N.A.


"Distributor" means Foreside Fund Services, LLC


"Fitch" means Fitch Ratings.

"Fund" means Polaris Global Value Fund.

"Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

"IRS" means Internal Revenue Service.

"Moody's" means Moody's Investors Service.

"NRSRO" means a nationally recognized statistical rating organization.

"NAV" means net asset value per share.

"SAI" means this Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's, a Division of the McGraw Hill Companies.

"Transfer Agent" means Citigroup.

"Trust" means Forum Funds.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

INVESTMENT POLICIES AND RISKS

The Fund is a diversified series of the Trust. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund may make.

1. SECURITY RATINGS INFORMATION

The Fund's investments in convertible securities are subject to the credit risk relating to the financial condition of the issuers of the convertible securities that the Fund holds. Moody's, S&P, and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Unrated securities may not be as actively traded as rated securities.

The Fund may use these ratings to determine whether to purchase, sell, or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

2. COMMON AND PREFERRED STOCK

GENERAL. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

3. FIXED INCOME SECURITIES

(1) GENERAL

Although the Fund intends to be fully invested in equity securities, pending investment of cash balances or in certain other circumstances, the Fund may invest in the following types of fixed income securities:

MONEY MARKET INSTRUMENTS AND OTHER SECURITIES. The Fund may invest in U.S. dollar and non-U.S. dollar denominated money market instruments and other securities, including debt obligations issued by the U.S. and foreign national, provincial, state or municipal governments or their political subdivisions. The Fund may also invest in (1) money market instruments and other securities issued by international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (2) non-dollar securities issued by the U.S. government; and (4) foreign corporations. Money market instruments in which the Fund may invest includes short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers' acceptance, and other short-term liquid instruments.

GOVERNMENT SECURITIES. The Fund may invest in U.S. and foreign government securities. U.S. government securities include securities issued by the U.S. Treasury and by U.S. government agencies and instrumentalities. U.S. government securities may be supported by the full faith and credit of the U.S. (such as the mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. government securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. government would provide support if it were not obligated to do so by law. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Foreign government securities may include direct obligations, as well as obligations guaranteed by the foreign government.

CORPORATE DEBT OBLIGATIONS. The Fund may invest in U.S. and foreign corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Euro bonds).

The Fund may also invest in lower-rated or high-yield corporate debt obligations (commonly known as "junk bonds"). Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody's. Securities rated BBB by S&P are considered investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Junk bonds generally offer a higher current yield than that available for higher-grade debt obligations. However, lower-rated debt obligations involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

VARIABLE AND FLOATING RATE SECURITIES. The Fund may invest in variable and floating rate securities. Fixed income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. government securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal.

There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

FINANCIAL INSTITUTION OBLIGATIONS. The Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund portfolio's right to transfer a beneficial interest in the deposits to third parties.

B. RISKS

GENERAL. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. government securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed income securities. Bankruptcy, litigation or other conditions may impair an issuer's ability to pay, when due, the principal of and interest on its fixed income securities.

CREDIT. The Fund's investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of the Adviser to do so.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities

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ceases to be rated or if its rating is reduced after it is purchased by the
Fund, the Adviser will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

FOREIGN INVESTMENT RISK. The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Foreign brokerage commissions and custody fees are generally higher than those in the U.S. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

4. CONVERTIBLE SECURITIES

GENERAL. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

5. WARRANTS

GENERAL. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will limit its purchase of warrants to not more than 5% of the value of its total assets.

RISKS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

6. DEPOSITARY RECEIPTS

GENERAL. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depository receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

7. FOREIGN CURRENCIES TRANSACTIONS

GENERAL. Investments in foreign companies will usually involve currencies of foreign countries. The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered "derivatives" -- financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes. The Fund will not have more than 25% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

RISKS. Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

8. OPTIONS AND FUTURES

GENERAL. The Fund may write covered call options to enhance the Fund's performance. To hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase, the Fund may purchase or write (sell) covered options on equity securities, currencies and stock related indices and may also invest in stock index and foreign currency futures contracts, and purchases options and write covered options on those contracts. The Fund may only write a put option as a closing transaction. The Fund may buy or sell both exchange-traded and over-the-counter options. The Fund will only purchase or write an option that is traded on a U.S. options exchange or over-the-counter market or if the Adviser believes that a liquid secondary market for the option exists.

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that stock index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

OPTIONS ON FOREIGN CURRENCY. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that can not be reflected in the options markets.

OPTIONS ON FUTURES. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security or currency, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

CURRENCY FUTURES AND INDEX FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or a currency, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and the price designated by the futures contract. No physical delivery of the securities comprising the index is made. Generally, currency and index futures contracts are closed out prior to the expiration date of the contracts.

RISKS OF OPTIONS AND FUTURES TRANSACTIONS. There are certain investment risks associated with options and futures transactions. These risks include:
(1) dependence on the Adviser's ability to predict movements in the prices of

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

individual securities and fluctuations in the general securities markets;
(2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions. The potential loss to the Fund from investing in certain types of futures transactions is unlimited.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. The Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Fund may invest in various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

LIMITS ON OPTIONS AND FUTURES. The Fund will not use leverage in its hedging strategy. The Fund will not hedge more than 25% of its total assets by selling futures contracts, buying put options and writing call options. In addition, the Fund will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets and will not purchase call options if the value of purchased call options would exceed 5% of the Fund's total assets.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as pool operator under that Act.

9. LEVERAGE TRANSACTIONS

GENERAL. The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

BORROWING AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money from a bank in amounts up to 33 1/3% of the Fund's total assets. The Fund will generally borrow money to increase its returns. Typically, if a security purchased with borrowed funds increases in value, the Fund may sell the security, repay the loan, and secure a profit. The Fund may also enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or is one of the largest 100 commercial banks in the United States.

SECURITIES LENDING AND REPURCHASE AGREEMENTS. The Fund has not loaned securities in the past but may do so in the future. The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. The Fund may pay fees to arrange for securities loans. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral. Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" basis (including delayed delivery basis) and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by the fund if, as a result, more than 10% of the Fund's total assets would be committed to such transactions.

SHORT SALES. The Fund may sell a security which it does not own in anticipation of a decline in the market value of that security. To sell short, the Fund will borrow the security from a broker, sell it and maintain the proceeds of the transaction in its brokerage account. The broker will charge the Fund interest during the period it borrows the security. The Fund may close the short sale by purchasing the security in the open market at the market price. If the proceeds received from the short sale (less the interest charges) exceed the amount paid for the security, the Fund will incur a gain on the transaction. If the proceeds received from the short sale (less the interest charges) are less than the amount paid for the security, the Fund will incur a loss on the transaction.

RISKS. Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund's securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, the Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

10. ILLIQUID AND RESTRICTED SECURITIES

GENERAL. The Fund will not invest more than 15% of its net assets (taken at current value) in illiquid securities.

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options;
(3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

RISKS. Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

DETERMINATION OF LIQUIDITY. The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

11. FOREIGN SECURITIES

The Fund may invest in foreign securities. Although the Adviser currently intends to invest the Fund's assets in issuers located in at least five countries, there is no limit on the amount of the Fund's assets that may be invested in issuers located in any one country or region. To the extent that the Fund has concentrated its investments in issuers located in any one country or region, the Fund is more susceptible to factors adversely affecting the economy of that country or region than if the Fund was invested in a more geographically diverse portfolio. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability;
(2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) and changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.


The Fund may also invest in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India. The risks of investing in participatory notes are similar to those discussed above with respect to foreign securities in general.


In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

12. TEMPORARY DEFENSIVE POSITION

The Fund may assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

13. CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective, cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

1. FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations, that cannot be changed by the Board without shareholder approval. The Fund may not:

BORROWING MONEY. Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets. The following are not subject to this limitation to the extent they are fully collateralized:
(1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements and (3) dollar-roll transactions.

CONCENTRATION. Purchase securities, other than U.S. Government Securities, repurchase agreements covering U.S. Government Securities or securities of other regulated investment companies, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

For purposes of determining industry concentration: (1) there is no limit on investments in tax-exempt securities issued by the states, territories or possessions of the United States or foreign government securities; and (2) the Fund treats the assets of investment companies in which it invests as its own except to the extent that the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act.

DIVERSIFICATION. With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than l0% of the outstanding voting securities of any single issuer.

UNDERWRITING ACTIVITIES. Underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of the Fund's assets, the Fund may be deemed to be an underwriter.

MAKING LOANS. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

PURCHASES AND SALES OF REAL ESTATE. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

PURCHASES AND SALES OF COMMODITIES. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

ISSUANCE OF SENIOR SECURITIES. Issue senior securities except to the extent permitted by the 1940 Act.

2. NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

PLEDGES. Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

SECURITIES OF INVESTMENT COMPANIES. Invest in securities of another registered investment company, except to the extent permitted by the 1940 Act.

SHORT SALES. Enter into short sales if, as a result, more than 25% of the Fund's total assets would be so invested or the Fund's short positions (other than those positions "against the box") would represent more than 2% of the outstanding voting securities of any single issuer or of any class of securities of any single issuer.

ILLIQUID SECURITIES. Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

Except as required by the 1940 Act, whenever an amended or restated investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the acquisition of such security or other asset. Any subsequent change in values, assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies or limitations.

MANAGEMENT

1.  TRUSTEES AND OFFICERS OF THE TRUST


The Board is responsible for overseeing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Fund. The fund complex includes the Trust and Monarch Funds, another investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and Officers listed below also serve in the same capacities as noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the last two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees twenty-six portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex.
Mr. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered investment company.

                             TERM OF OFFICE
                                  AND
                   POSITION      LENGTH          PRINCIPAL OCCUPATION(S)
NAME               WITH THE     OF TIME                   DURING
AND YEAR OF BIRTH   TRUST        SERVED                PAST 5 YEARS
----------------- ---------- -------------- ----------------------------------
INDEPENDENT
  TRUSTEES
J. Michael Parish Chairman   Trustee since  Retired; Partner, Wolf, Block,
Born: 1943        of the     1989           Schorr and Solis-Cohen LLP (law
                  Board;     (Chairman      firm) 2002 - 2003; Partner, Thelen
                  Trustee;   since 2004)    Reid & Priest LLP (law firm) from
                  Chairman,                 1995 - 2002.
                  Compliance
                  Committee
                  and
                  Qualified
                  Legal
                  Compliance
                  Committee

Costas Azariadis  Trustee;   Trustee since  Professor of Economics, Washington
Born: 1943        Chairman,  1989           University (effective 2006);
                  Valuation                 Professor of Economics, University
                  Committee                 of California-Los Angeles
                                            1992-2006.

James C. Cheng    Trustee;   Trustee since  President, Technology Marketing
Born: 1942        Chairman,  1989           Associates (marketing company for
                  Audit                     small and medium sized businesses
                  Committee                 in New England).

John Y. Keffer    Trustee;   Trustee since  President, Forum Foundation (a
Born: 1942        Chairman,  1989           charitable organization) since
                  Contracts                 2005; President, Forum Trust, LLC
                  Committee                 (a non-depository trust company)
                                            since 1997; President, Citigroup
                                            Fund Services, LLC (Citigroup)
                                            2003 - 2005; President, Forum
                                            Financial Group, LLC ("Forum") (a
                                            fund services company acquired by
                                            Citibank, N.A. 1999-2003).
OFFICERS
Simon D. Collier  President; Since 2005     Managing Partner, Foreside
Born: 1961        Principal                 Financial Group, since April 2005;
                  Executive                 President, Foreside Services, Inc.
                  Officer                   (a staffing services firm) since
                                            January 2007; Chief Operating
                                            Officer and Managing Director,
                                            Global Fund Services, Citigroup
                                            2003 - 2005; Managing Director,
                                            Global Securities Services for
                                            Investors, Citibank, N.A. 1999 -
                                            2003.
Trudance L.C.     Treasurer; Since 2005     Director, Foreside Compliance
  Bakke           Principal  (Principal     Service, LLC since 2006; Product
Born: 1971        Financial  Financial      Manager, Citigroup 2003-2006;
                  Officer    Officer since  Senior Manager of Corporate
                             August         Finance, Forum 1999 - 2003.
                             2006)
Beth P. Hanson    Vice       Since 2003     Relationship Manager, Citigroup
Born: 1966        President/                since 2003; Relationship Manager,
                  Assistant                 Forum 1999 - 2003.
                  Secretary
Sara M. Morris    Vice       Since 2004     Director and Relationship Manager,
Born: 1963        President                 Citigroup since 2004; Chief
                                            Financial Officer, The VIA Group,
                                            LLC (strategic marketing company)
                                            2000 - 2003.

2.  TRUSTEE OWNERSHIP IN THE FUND AND FAMILY OF INVESTMENT COMPANIES


                                                      AGGREGATE DOLLAR RANGE OF
                                                          OWNERSHIP AS OF
                                                            DECEMBER 31,
                           DOLLAR RANGE OF BENEFICIAL  2006 IN ALL REGISTERED
                           OWNERSHIP IN THE FUND AS     INVESTMENT COMPANIES
                                      OF               OVERSEEN BY TRUSTEE IN
TRUSTEES                       DECEMBER 31, 2006          THE FUND COMPLEX
--------                   -------------------------- -------------------------
INDEPENDENT TRUSTEES
Costas Azariadis                     None                       None
James C. Cheng                       None                       None
J. Michael Parish                    None                 $50,001-$100,000
INTERESTED TRUSTEE
John Y. Keffer                       None                       None


3.  OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES


As of December 31, 2006, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.


4.  INFORMATION CONCERNING TRUST COMMITTEES


AUDIT COMMITTEE. The Trust's Audit Committee consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope, and result of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended December 31, 2006, the Audit Committee met seven times.

NOMINATING COMMITTEE. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Trustees recommended by security holders. During the fiscal year ended December 31, 2006, the Nominating Committee did not meet.

VALUATION COMMITTEE. The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, and Parish, the executive officers of the Trust, and a senior representative of the investment advisor to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended December 31, 2006, the Valuation Committee met three times.

QUALIFIED LEGAL COMPLIANCE COMMITTEE. The Trust's Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended December 31, 2006, the QLCC did not meet.

CONTRACTS COMMITTEE. The Contracts Committee, which meets when necessary, consists of all the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee was formed at the Board's September 22, 2005 meeting. During the fiscal year ended December 31, 2006, the Contracts Committee did not meet.

COMPLIANCE COMMITTEE. The Compliance Committee, which meets when necessary, consists of all the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee was formed at the Board's September 22, 2005 meeting. During the fiscal year ended December 31, 2006, the Compliance did not meet.


5.  COMPENSATION OF TRUSTEES AND OFFICERS


Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his/her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the compensation paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended December 31, 2006.



                                                         TOTAL
                                                      COMPENSATION
                                      COMPENSATION   FROM FUND AND
                   TRUSTEE             FROM FUND      FUND COMPLEX
                   -------           --------------  --------------
           Costas Azariadis              $4,735         $25,000
           James C. Cheng                4,735           25,000
           John Y. Keffer                4,735           25,000
           J. Michael Parish             6,285           33,250


6.  INVESTMENT ADVISER

SERVICES OF ADVISER. The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may also pay fees to certain brokers/dealers to have the Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.

OWNERSHIP OF ADVISER. The Adviser is a privately owned company controlled by Bernard R. Horn, Jr.

INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGER


As of December 31, 2006, Mr. Bernard R. Horn, Jr. managed or sub-advised two other mutual funds in addition to the Polaris Global Value Fund, with net assets of $846 million.

Mr. Horn managed or sub-advised eleven other pooled investment vehicles with assets totaling $384 million and twenty-two other accounts with assets totaling $775 million. As of December 31, 2006, none of the 35 other accounts managed or sub-advised by Mr. Horn paid a performance-based fee.

CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts are presented with the following conflicts:

       . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

       . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

       . With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Adviser acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for a fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

       . Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGER


For the period ending December 31, 2006, Mr. Horn was compensated based on a salary plus a bonus. This bonus was based on the overall profitability of the Adviser based on assets under management.


PORTFOLIO MANAGER OWNERSHIP IN THE FUND


                         DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN THE FUND AS
    PORTFOLIO MANAGER                   OF DECEMBER 31, 2006
    -----------------    ---------------------------------------------------
    Bernard R. Horn, Jr.                   Over $1,000,000


FEES. The Adviser's fee is calculated as a percentage of the Fund's average net assets. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

OTHER PROVISIONS OF ADVISORY AGREEMENT. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust regarding the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

7.  DISTRIBUTOR


DISTRIBUTION SERVICES. The Distributor (also known as principal underwriter) of the shares of the Fund is located at Two Portland Square, Portland, ME 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Mr. Collier is an affiliate of the Trust and the Distributor as he serves as an officer of each entity.

Under a distribution agreement with the Trust (the "Distribution Agreement"), the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, its affiliates and officers, have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.


The Distributor may enter into arrangements with various financial institutions through which you may purchase or redeem shares. The Distributor may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholder service fees even though shares of the Fund are sold without a sales charge or distribution fees. These financial institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption, and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

The Distributor does not receive a fee for distribution services performed under the Distribution Agreement.


COMPLIANCE SERVICES. Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO"), Principal Executive Officer, Principal Financial Officer, and an Anti-Money Laundering Compliance Officer ("AMLCO") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO, AMLCO and Certifying Officers and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), $5,000 per Fund and an (ii) annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay FCS directly for the Compliance Services rendered to the Fund.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Trust or by FCS with respect to the Fund on 60 days' written notice to the other party. Not withstanding the foregoing, provisions of the

Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.


Under the Compliance Agreement, FCS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and certain related parties (such as officers of FCS or certain officers of the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to FCS's actions or omissions, except for any act or omission resulting from FCS's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund to FCS or its affiliates, as appropriate, for Compliance Services, the amount of the fee waived by FCS or its affiliates, as appropriate, and the actual fees received by FCS or its affiliates, as appropriate. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


8.  OTHER FUND SERVICE PROVIDERS


ADMINISTRATOR. As administrator, pursuant to an agreement with the Trust (the "Administration Agreement"), the Administrator administers the Trust's operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisors in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the oversight of the Trust's counsel and with the cooperation of the Advisors, the officers of the Trust and other relevant parties, prepare and disseminate materials for meetings of the Board.


For its services, the Administrator receives a fee at an annual rate of 0.10% of the first $150 million of the Fund's average daily net assets and 0.05% of the Fund's average daily net assets in excess of $150 million subject to a $40,000 annual minimum. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

The Administration Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and with respect to the Fund, and without penalty, by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees payable by the Fund to the Administrator, the amount of the fee waived by the Administrator and the actual fees received by the Administrator. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

FUND ACCOUNTANT. As fund accountant, pursuant to an agreement with the Trust (the "Accounting Agreement") the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund (and class) and preparing the Fund's financial statements and tax returns.

For its services, the Accountant receives a fee from the Fund at an annual rate of $36,000, plus $3,000 for the preparation of tax returns and certain surcharges based upon the number and type of the Fund's portfolio transactions and positions. The fee is accrued daily by the Fund and is paid monthly based on the transactions and positions for the previous month.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, the Accountant is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Fund.

Table 4 in Appendix B shows the dollar amount of the fees payable by the Fund to the Accountant, the amount of the fee waived by the Accountant and the actual fees received by the Accountant. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


TRANSFER AGENT. As transfer agent and distribution paying agent, pursuant to an agreement with the Trust (the "Transfer Agency Agreement"), the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3 Canal Plaza, Ground Floor, Portland, ME 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.


SHAREHOLDER SERVICING AGENT. Pursuant to a Shareholder Service Plan (the "Plan") between the Trust and the Administrator effective March 18, 1998, the Administrator is authorized to perform, or arrange for the performance of, certain activities relating to the servicing and maintenance of shareholder accounts not otherwise provided by the Administrator ("Shareholder Servicing Activities"). Under the Plan, the Administrator may enter into shareholder service agreements with financial institutions or other persons who provide Shareholder Servicing Activities for their clients invested in the Fund.

Shareholder Servicing Activities shall include one or more of the following:
(1) establishing and maintaining accounts and records for shareholders of the Fund; (2) answering client inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services; (3) providing necessary personnel and facilities to establish and maintain client accounts and records;
(4) assisting clients in arranging for processing purchase, exchange and redemption transactions; (5) arranging for the wiring of funds;
(6) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (7) integrating periodic statements with other shareholder transactions; and (8) providing such other related services as the shareholder may request.

As compensation for the Shareholder Servicing Activities, the Trust pays the shareholder servicing agent, through the Administrator, a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees. The Plan may be terminated without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Trustees who are not parties to the Plan or interested persons of any such party; or (2) by the Administrator.

CUSTODIAN. As Custodian, pursuant to an agreement with the Trust, the Custodian safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at 388 Greenwich St, New York, NY 10013.

For its services, the Custodian receives an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual international custody fee as well as certain other transaction fees. These fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.


LEGAL COUNSEL Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, DC 20006, passes upon legal matters in connection with the issuance of shares of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Deloitte & Touche LLP ("D&T"), 200 Berkeley Street, Boston, Massachusetts, 02116, an independent registered public accounting firm, has been selected as the auditor for the Fund. D&T audits the annual financial statements of the Fund and provides the Fund with an audit opinion. D&T also reviews certain regulatory filings of the Fund. Deloitte Tax LLP, an affiliate of D&T, reviews the Fund's tax returns.


PORTFOLIO TRANSACTIONS

1.  HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected if: (1) the security is traded on an exchange, through brokers who charge commissions and
(2) the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers but, when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities from underwriters of the securities includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2.  COMMISSIONS PAID

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

3.  ADVISER RESPONSIBILITY FOR PURCHASES AND SALES AND CHOOSING BROKER-DEALERS

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Fund has no obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser generally has the authority to select brokers and the applicant exercises this authority based upon the size of the order, the quality of clearance and custody services. Clients of the Adviser may direct brokerage account activity in the management contract.

Services furnished by brokers may be used in servicing all client accounts even though all client accounts have not paid commissions to the broker providing such services.

The primary goal of the Adviser in choosing broker-dealers is to obtain executions at the most favorable commission rates in relation to the benefit received by its accounts. To achieve this goal, the Adviser evaluates broker-dealers on the basis of their professional capabilities, the value and quality of their services and their comparative commission rates. For this reason, the commission paid may not necessarily be the lowest available.

A broker-dealer may be selected because it provides research, as well as brokerage services, and such research may benefit numerous client accounts. Such research may include, for example, historical price information for securities, reports on individual companies and business news retrieval.

The Adviser may purchase or sell the same securities at the same time for different clients. No client account will be favored over any other, and all clients participating in the aggregate order shall receive an average share price with all other transaction costs shared on a pro-rata basis. The Adviser will review its aggregation procedures annually to ensure that such procedures are adequate to prevent any account from being systematically disadvantaged as a result of the aggregation of orders.

In determining whether to accept non-brokerage services from broker-dealers, the Adviser evaluates the extent which such services will provide assistance in the investment decision-making process. The Adviser does not have any procedures whereby a specific amount of brokerage is allocated to particular broker-dealers.

4.  OBTAINING RESEARCH FROM BROKERS

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and the Fund's investors.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Table 6 in Appendix B lists each broker to whom the Fund directed brokerage during its fiscal year in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

5.  COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

6.  TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

7.  OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion is in the best interest of the affected accounts, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

8.  PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. The Adviser anticipates that the annual turnover in the Fund will not be in excess of 50%. High portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

9.  SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or
(3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.


Table 7 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.


10.  PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders or a copy of the Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Fund's Adviser makes publicly available, on a quarterly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made available through the Fund or Adviser's website, marketing communications (including printed advertisements and sales literature), and/or the Fund's Transfer Agent telephone customer service center that supports the Fund. This quarterly holdings information is released within 15 days after the quarter end.


The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, Citigroup and the Custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services, mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund's fiscal year end and may also have access to a Fund's nonpublic portfolio holdings information on an as needed basis. The Trustees and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.

From time to time the Adviser also may disclose nonpublic information regarding the Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and
(3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the adviser or any other party, by any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. As indicated above, with respect to the Trustees, its officers, the Adviser, the Administrator and the Distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees. In order to help ensure that the Fund's portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, principal underwriter or any affiliate of the Fund, the Adviser or principal underwriter will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

1. GENERAL INFORMATION


You may effect purchases or redemptions or request any shareholder privilege in person at Citigroup's offices located at 3 Canal Plaza, Ground Floor, Portland, ME 04101.


The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

2. ADDITIONAL PURCHASE INFORMATION


Shares of the Fund are sold on a continuous basis by the Distributor at NAV without any sales charge. Accordingly, the offering price per share is the same as the NAV.


The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3. IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4. UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

5. PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund.

Financial Institutions may charge their customers a fee for their services and are responsible for transmitting purchase, redemption and other requests to the Fund. If you purchase shares through a Financial Institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.


Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.


6. ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of the Fund at the NAV per share minus any applicable redemption fee. Accordingly, the redemption price per share of the Fund may be lower than its NAV per share. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution's account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution's account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

7. SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

8. REDEMPTION IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, a Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

You may redeem shares of the Fund at the NAV minus any applicable sales charges or redemption fee. Accordingly, the redemption price per share of the Fund may be lower than the Fund's NAV.

9. NAV DETERMINATION

In determining the Fund's NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sales price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

10. DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). The information presented here is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and their shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

1. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

As of June 1, 2001, the tax year-end of the Fund changed from May 31 to December 31 (the same as the Fund's fiscal year end).

2. MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

       . The Fund must distribute at least 90% of its investment company taxable income for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

       . The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities or net income derived from interests in certain qualified publicly traded partnerships.

       . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and
          (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

3. FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

4. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.


A portion of the Fund's distributions may be treated as "qualified dividend income", taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals, trusts and estates in lower tax brackets if paid on or before December 31, 2010). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.


The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as capital gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) during the year.

5. CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or
(ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

Any option, futures contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains or losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

6. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31 if the Fund so elects) of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 (or December 31) of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 (or December 31) in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

7. SALE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions are not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

8. BACKUP WITHHOLDING


The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide its correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or
(3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder's Federal income tax liability or refunded once the required information or certification is provided.


9. FOREIGN SHAREHOLDERS

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008 from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund.

10. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund.

11. FOREIGN INCOME TAX

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against U.S. Federal income taxes. Shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund.

OTHER MATTERS

1. THE TRUST AND ITS SHAREHOLDERS

GENERAL INFORMATION. Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:


Absolute Strategies Fund /(1)/        Dover Responsibility Fund /(6)/
Adams Harkness Small-Cap Growth Fund  Flag Investors - Equity Opportunity
                                        Fund/(6)/
Austin Global Equity Fund             Flag Investors - Income Opportunity
                                        Fund/(6)/
Auxier Focus Fund /(2)/               Fountainhead Special Value Fund
Brown Advisory Growth Equity Fund/    Golden Large Core Value Fund /(7)/
  (3)/
Brown Advisory Intermediate Income    Golden Small Core Value Fund /(7)/
  Fund /(3)/
Brown Advisory International Fund     Jordan Opportunity Fund
  /(4)/
Brown Advisory Maryland Bond Fund     Merk Hard Currency Fund /(7)/
  /(4)/
Brown Advisory Opportunity Fund /(3)/ Payson Total Return Fund
Brown Advisory Real Estate Fund /(4)/
Brown Advisory Small-Cap Growth Fund  Polaris Global Value Fund
  /(5)/
Brown Advisory Small-Cap Value Fund   Steepleview Fund
  /(3)/
Brown Advisory Value Equity Fund      Winslow Green Growth Fund /(7)/
  /(3)/
DF Dent Premier Growth Fund

--------
/(1)/ The Trust offers shares of beneficial interest in Institutional, A and C classes of this series.
/(2)/ The Trust offers shares of beneficial interest in Investor, A and C classes of this series.

/(3)/ The Trust offers shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Opportunity Fund are not publicly offered.

/(4)/ The Trust offers shares of beneficial interest in an Institutional class of this series.

/(5)/ The Trust offers shares of beneficial interest in Institutional and A classes of this series. Effective April 25, 2006, the Fund ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.
/(6)/ The Trust offers shares of beneficial interest in A and Institutional classes of these series.
/(7)/ The Trust offers shares of beneficial interest in Institutional and Investor classes of these series.


The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Fund's investment adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and the Fund will continue indefinitely until terminated.

SERIES AND CLASSES OF THE TRUST. Each series or class of the Trust may have a different expense ratio and its expenses will affect each class' performance.

SHAREHOLDER VOTING AND OTHER RIGHTS. Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and
(2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES. The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

CODE OF ETHICS. The Trust, the Adviser, and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.


FUND OWNERSHIP. As of April 16, 2007, the officers and trustees of the Trust, as a group, owned less than 1% of the shares of the Fund.


Also as of that date, certain shareholders of record owned 5% or more of a class of shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 8 in Appendix B.


From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 16, 2007, no shareholders owned more than 25% of the Fund, which may be deemed to control a Fund. "Control" for this purpose is the ownership of 25% or more of a Fund's voting securities.

LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY. Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the Fund is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust's Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

2. PROXY VOTING PROCEDURES


Copies of the Trust's and Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 will be available, without charge and upon request, by contacting the Transfer Agent at
(888) 263-5594 and on the SEC's Web site at www.sec.gov.


3. REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

4. FINANCIAL STATEMENTS


The financial statements of the Fund for the year ended December 31, 2006, which are included in the Fund's Annual Report to shareholders, are incorporated herein by reference. These financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, and the notes to financial statements. The financial statements have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.  MOODY'S INVESTORS SERVICE

AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.  STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;

           obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.  FITCH


     INVESTMENT GRADE
AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, High default risk. Default is a real possibility. Capacity for meeting CC, financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, Default. Securities are not meeting current obligations and are extremely DD, speculative. 'DDD' designates the highest potential for recovery of
D amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

B.  PREFERRED STOCK

1.  MOODY'S INVESTORS SERVICE

AAA An issue that is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue that is rated "Aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue that is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.  STANDARD & POOR'S

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB,
B,   Preferred stock rated BB, B, and CCC is regarded, on balance, as
CCC predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C    A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.  SHORT TERM RATINGS

1.  MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               .  Leading market positions in well-established industries.

               .  High rates of return on funds employed.

               . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               . Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT     Issuers rated Not Prime do not fall within any of the Prime rating
PRIME   categories.

2.  STANDARD AND POOR'S

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.
    However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.  FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default relative to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees payable to the Adviser with respect to the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.


                                         ADVISORY FEE ADVISORY FEE ADVISORY FEE
                                           PAYABLE       WAIVED      RETAINED
                                         ------------ ------------ ------------
Year Ended December 31, 2006              $4,475,452       $0       $4,475,452
Year Ended December 31, 2005              $2,174,113       $0       $2,174,113
Year Ended December 31, 2004              $  809,304       $0       $  809,304


TABLE 2 - COMPLIANCE FEES


The following table shows the dollar amount of fees accrued by the Fund, the amount of the fee that was waived by FCS or its affiliates, as appropriate, if any, and the actual fee received by FCS or its affiliates, as appropriate. The Compliance Agreement became effective on October 1, 2004.



                                            COMPLIANCE  COMPLIANCE  COMPLIANCE
                                            FEE PAYABLE FEE WAIVED FEE RETAINED
                                            ----------- ---------- ------------
Year Ended December 31, 2006                  $32,559     $2,002     $30,557
Year Ended December 31, 2005                  $24,237     $5,672     $18,565
Year Ended December 31, 2004                  $ 3,112     $    0     $ 3,112


TABLE 3 - ADMINISTRATION FEES

The following table shows the dollar amount of fees payable to the Administrator with respect to the Fund, the amount of fee that was waived by the Administrator, if any, and the actual fee received by the Administrator.


                                   ADMINISTRATION ADMINISTRATION ADMINISTRATION
                                    FEE PAYABLE     FEE WAIVED    FEE RETAINED
                                   -------------- -------------- --------------
Year Ended December 31, 2006          $248,779        $    0        $248,779
Year Ended December 31, 2005          $133,700        $5,123        $128,577
Year Ended December 31, 2004            82,422             0          82,422


TABLE 4 - ACCOUNTING FEES

The following table shows the dollar amount of fees payable to the Accountant with respect to the Fund, the amount of fee that was waived by the Accountant, if any, and the actual fee received by the Accountant.


                                   ACCOUNTING FEE ACCOUNTING FEE ACCOUNTING FEE
                                      PAYABLE         WAIVED        RETAINED
                                   -------------- -------------- --------------
Year Ended December 31, 2006          $76,939          $ 0          $76,939
Year Ended December 31, 2005          $65,575          $ 0          $65,575
Year Ended December 31, 2004           49,993           99           49,894

TABLE 5 - COMMISSIONS

The following table shows the aggregate brokerage commissions paid with respect of the Fund. The data are for the past three fiscal years (or shorter period if a Fund has been in operation for a shorter period).


                                              TOTAL
                                            BROKERAGE     % OF         % OF
                                           COMMISSIONS  BROKERAGE  TRANSACTIONS
                                               ($)     COMMISSIONS EXECUTED BY
                                           PAID TO AN  PAID TO AN       AN
                                  TOTAL     AFFILIATE   AFFILIATE  AFFILIATE OF
                                BROKERAGE  OF THE FUND OF THE FUND     THE
                               COMMISSIONS     OR          OR        FUND OR
                                   ($)       ADVISER     ADVISER     ADVISER
                               ----------- ----------- ----------- ------------
Year Ended December 31, 2006    $539,405       $0           0%          0%
Year Ended December 31, 2005    $326,281       $0           0%          0%
Year Ended December 31, 2004     216,854        0           0%          0%


TABLE 6 - DIRECTED BROKERAGE

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated there from.


                                                                     AMOUNT OF
                                                            AMOUNT  COMMISSIONS
                                                    BROKER DIRECTED  GENERATED
                                                    ------ -------- -----------
Year Ended December 31, 2006                         N/A      $0        $0


TABLE 7 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

REGULAR BROKER DEALER     VALUE HELD
---------------------     ----------
                             N/A

TABLE 8 - 5% SHAREHOLDERS


The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of April 16, 2007.

                                     % OF
NAME AND ADDRESS                     FUND
----------------                    -----
National Financial Services Corp.   24.94%
200 Liberty Street
One Financial Center NY5D
New York, NY 10281

Charles Schwab Co Inc.              20.92%
101 Montgomery Street
San Francisco, CA 94104

APPENDIX C - PROXY VOTING PROCEDURES

                                  FORUM FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                 JULY 31, 2003
                         AS AMENDED SEPTEMBER 14, 2004

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

(A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

(B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3. SCOPE

These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)  GENERAL

(1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

(2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

(B)  ROUTINE MATTERS

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

(1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

(3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

(C)  NON-ROUTINE MATTERS

(1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

(2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)  CONFLICTS OF INTEREST

Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E)  ABSTENTION

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                       POLARIS CAPITAL MANAGEMENT, INC.

                                 PROXY POLICY
                               DATED MAY 1, 2003

Polaris Capital Management, Inc. will vote all proxies delivered to it by the Custodian. The vote will be cast in such a manner, which, in our judgment, will be in the best interests of shareholders. Polaris Capital Management, Inc. contracts with Boston Investor Services, Inc. for the processing of proxies.

Polaris Capital Management, Inc. does not endorse or participate in the practice of Securities Lending primarily because when shares are "lent" from the portfolio, the investment manager foregoes the right to vote the lent shares to whomever has borrowed the shares from the custodian bank. The "lent" shares can actually be used to vote against the wishes of the Investment Manager.

Polaris Capital Management, Inc. will generally comply with the following guidelines:

 . ROUTINE CORPORATE GOVERNANCE ISSUES

   PCM will vote in favor of management.
   Routine issues may include, but not be limited to, election of directors, appointment of auditors, changes in state of incorporation or capital structure.
   In certain cases PCM will vote in accordance with the guidelines of specific clients. For example, for Taft-Hartley clients PCM will vote proxies using AFL-CIO Proxy Voting Guidelines.

 . NON-ROUTINE CORPORATE GOVERNANCE ISSUES

   PCM will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value. Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues.
   In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, PCM generally votes against proposals that will increase shareholder dilution.
   In general PCM will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.

 . NON VOTING OF PROXIES

   PCM may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

 . CONFLICTS OF INTEREST

   Should PCM have a conflict of interest with regard to PCM voting a proxy, PCM will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

 . RECORD KEEPING

   The following records will be kept for each client:

   . Copies of PCM's proxy voting policies and procedures.

   . Copies of all proxy statements received.

   . A record of each vote PCM casts on behalf of the client along with any notes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.

   . A copy of each written client request for information on how PCM voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy voting policy will be distributed to all clients of PCM and added to
Part II of Form ADV. A hard copy of the policy will be included in the Compliance Manual and is available on request.

STATEMENT OF ADDITIONAL INFORMATION


May 1, 2007


[LOGO OF WINSLOW(R) GREEN GROWTH FUND]

INSTITUTIONAL SHARES
INVESTOR SHARES

INVESTMENT ADVISER:

   Winslow Management Company, LLC
   99 High Street, 12/th/ Floor
   Boston, Massachusetts 02110

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

   Citigroup Fund Services, LLC
   P.O. Box 446
   Portland, Maine 04112
   (888) 314-9049

   www.wggf.com

This Statement of Additional Information (the "SAI") supplements the Prospectus dated 2007, as may be amended from time to time, offering Institutional Shares and Investor Shares of the Winslow Green Growth Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus, without charge, by contacting Citigroup Fund Services, LLC at the address or telephone number or website listed above.

Financial statements for the Fund for the period ended December 31, 2006 are included in the Annual Report to shareholders and are incorporated by reference into, and legally a part of, this SAI. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address, telephone number or website listed above.

TABLE OF CONTENTS


               GLOSSARY......................................   1

               INVESTMENT POLICIES AND RISKS.................   2

               INVESTMENT LIMITATIONS........................  14

               MANAGEMENT....................................  17

               PORTFOLIO TRANSACTIONS........................  26

               PURCHASE AND REDEMPTION INFORMATION...........  31

               TAXATION......................................  32

               OTHER MATTERS.................................  35

               APPENDIX A - DESCRIPTION OF SECURITIES RATINGS A-1

               APPENDIX B - MISCELLANEOUS TABLES............. B-1

               APPENDIX C - PROXY VOTING PROCEDURES.......... C-1

GLOSSARY

As used in this SAI, the following terms have the meanings listed.

   "Accountant" means Citigroup.

   "Administrator" means Citigroup.


   "Adviser" means Winslow Management Company, LLC, the Fund's investment
   Adviser.


   "Board" means the Board of Trustees of the Trust.


   "CFTC" means Commodities Future Trading Commission.


   "Citigroup" means Citigroup Fund Services, LLC.

   "Code" means the Internal Revenue Code of 1986, as amended.


   Custodian" means Citibank, N.A.


   "Distributor" means Foreside Fund Services, LLC, the distributor of the Fund's shares.

   "Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2 (a) (19) of the 1940 Act.

   "Fitch" means Fitch Ratings.

   "Fund" means Winslow Green Growth Fund.

   "IRS" means Internal Revenue Service.

   "Moody's" means Moody's Investors Service.

   "NAV" means net asset value per share.

   "NRSRO" means a nationally recognized statistical rating organization.

   "SAI" means Statement of Additional Information.

   "SEC" means the U.S. Securities and Exchange Commission.

   "S&P" means Standard & Poor's Corporation, a Division of the McGraw Hill Companies.

   "Transfer Agent" means Citigroup.

   "Trust" means Forum Funds.

   "U.S." means United States.

   "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   "1933 Act" means the Securities Act of 1933, as amended.

   "1940 Act" means the Investment Company Act of 1940, as amended.

INVESTMENT POLICIES AND RISKS

The Fund is a diversified series of the Trust. The Fund invests at least 80% of its net assets (plus borrowings) in equity securities of domestic companies that are environmentally responsible. Environmentally responsible companies include both those that create products or provide services that offer solutions to environmental problems and promote a healthier environmental future, as well as those that operate responsibly with regard to the environment. The Adviser considers the investment in environmentally responsible companies to constitute environmentally effective investing. Please refer to the Fund's prospectus for a more expansive discussion of the Fund's investment policies. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund can make in connection with the implementation of its investment policies.

EQUITY SECURITIES

GENERAL

COMMON AND PREFERRED STOCK. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

CONVERTIBLE SECURITIES. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinate to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

The Fund may invest up to 10% of its assets in convertible securities.

WARRANTS AND RIGHTS. Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will limit its purchases of warrants to not more than 10% of the value of its total assets. The Fund may also invest up to 10% of its total assets in stock rights. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

DEPOSITARY RECEIPTS. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

The Fund may invest in sponsored and unsponsored ADRs. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. The Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets.

REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts ("REITS") are companies that (1) own, manage, or lease commercial real estate; (2) invest in loans for real estate development or securities backed by real estate (i.e. mortgage backed securities); or (3) finance loans for real estate development. A REIT does not pay Federal income tax on income it generates or earns if certain requirements are satisfied including (1) the REIT invests at least 75% of its total assets in real property and (2) the REIT distributes at least 90% of its income as a dividend to shareholders.

RISKS

COMMON AND PREFERRED STOCK. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

The Fund's investment in preferred stocks is subject to the credit risk relating to the financial condition of the issuers of those securities. To limit credit risk, the Fund may only invest in preferred stocks that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. The Fund may purchase unrated preferred securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of securities, including preferred stocks. A description of the range of ratings assigned to preferred stocks by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss. Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

CONVERTIBLE SECURITIES. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

WARRANTS AND RIGHTS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

DEPOSITARY RECEIPTS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

REITS. Investments in REITs involve certain risks including real estate risk, diversification risk, interest rate/prepayment risk, and credit risk. Specifically, changes in the real estate market may affect the value of the real estate in which a REIT directly or indirectly invests and thus the profitability of the REIT. Additionally, a REIT's portfolio may not be diversified to include a variety of investment property types or properties located in a variety of geographical regions. Accordingly, economic changes may have a greater effect on a REIT's profitability than on an alternative investment that invests in a number of different types of investments and issues located in variety of geographical locations. A change in interest rates may also affect the value of the real estate in which a REIT directly or indirectly invests. Specifically, an increase in interest rates may cause the value of a REIT's investment in real estate loans or securities backed by real estate to decline. Alternatively, a decline in interest rates may affect a REIT's yield if the loans or real estate related securities in which the REIT invests are prepaid requiring the REIT to invest in loans or real estate related securities with lower yields. Finally, with respect to a REIT's financing of real estate loans and investment in loans or other real estate backed securities, there is the risk that the debtor on a loan or the issuer of the real estate backed security will be unable to make timely payments of interest or principal or to otherwise honor is obligations.

DEBT SECURITIES

Although the Fund does not currently anticipate investing in debt securities, the Fund may, in the future, invest a small portion of its total assets in the following obligations:

GENERAL

CORPORATE DEBT OBLIGATIONS. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate debt securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds). The Fund restricts its purchases of these securities to issues denominated and payable in U.S. dollars. All obligations of non-U.S. issuers purchased by the Fund will be issued or guaranteed by a sovereign government, by a supranational agency whose members are sovereign governments, or by a U.S. issuer in whose debt securities the Fund can invest.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards, and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

GOVERNMENT AND AGENCY MORTGAGE-RELATED SECURITIES. The principal issuers or guarantors of mortgage-related securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHMLC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

STRIPPED MORTGAGE-RELATED SECURITIES. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, the Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages issued by GNMA, FHLMC or FNMA ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Payments of principal and of interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-related securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities, which have structural characteristics similar to mortgage-related securities, but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks, although often to a greater extent.

VARIABLE AND FLOATING RATE SECURITIES. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

ZERO-COUPON SECURITIES. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of a Portfolio (and thus an investor's) as the income accrues, even though payment has not been received. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations, which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

FINANCIAL INSTITUTION OBLIGATIONS. Financial institution obligations include certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft that has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

RISKS

GENERAL. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in the Fund is subject to risk even if all debt securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. Bankruptcy, litigation or other conditions, may impair an issuer's ability to pay, when due, the principal of and interest on its debt securities may become impaired.

CREDIT RISK. The Fund's investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund will only purchase debt securities that are rated in the top four long-term categories by an NRSRO or in the top two short-term categories by an NRSRO ("investment grade securities"). The lowest ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch. The Fund may purchase unrated securities if the Adviser at the time of purchase, determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A.

Moody's, Standard & Poor's and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

MORTGAGE-RELATED SECURITIES. The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-related securities depends in part upon the ability of the Advisers to forecast interest rates and other economic factors correctly. Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other debt securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or
(2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities.

ASSET-BACKED SECURITIES. Like mortgage-related securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

OPTIONS

GENERAL

The Fund may invest in options contracts. The Fund may seek to hedge against a decline in the value of securities it owns or an increase in the price of securities that it plans to purchase by purchasing options and writing (selling) covered options. The Fund may purchase or write options on securities in which it invests and on any securities index based in whole or in part on securities in which it may invest. The Fund may only invest in options traded on an exchange or in an over-the-counter market.

The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore the Fund is not subject to registration or regulation as a pool operator under the Act.

OPTIONS STRATEGIES

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, and interest rates.

OPTIONS ON INDICES. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

LIMITATIONS ON OPTIONS

The Fund will not hedge more than 30% of its total assets by buying put options and writing call options. In addition, the Fund will not write put options whose underlying value exceeds 5% of the Fund's total assets. The Fund will also not purchase call options if the underlying value of all such options would exceed 5% of the Fund's total assets. The Fund will not enter into options contracts if immediately thereafter more than 5% of the Fund's total assets would be invested in options contracts.

RISKS

There are certain investment risks associated with options transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and
(4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Fund's activities in the options market may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield or return.

REPURCHASE AGREEMENTS

GENERAL

The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

RISKS

Repurchase Agreements involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. The Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements.

ILLIQUID AND RESTRICTED SECURITIES

GENERAL

The term "illiquid securities", as used herein, means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options;
(3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to cause an issuer to register a restricted security in order to dispose of it, resulting in expense and delay. Generally, the Fund would not have the right to require an issuer to register a restricted security. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

FOREIGN SECURITIES

Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to the Fund's shareholders; commission rates payable on foreign transactions are generally higher than in the U.S.; foreign accounting, auditing and financial reporting standards differ from those in the U.S. and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the U.S.; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will also affect the value in U.S. dollars of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities held by the Fund.

FOREIGN CURRENCY TRANSACTIONS. Although the Fund has no present intent of conducting foreign currency contracts, the Fund may, in the future, conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. A Portfolio will not enter into forward contracts for speculative purposes. The Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

In addition, there is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

LEVERAGE TRANSACTIONS

GENERAL

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into purchasing securities on a when-issued, delayed delivery or forward commitment basis (including dollar roll transactions) and the use of swaps and related agreements are transactions that result in leverage. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

BORROWING. The Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of the Fund's total assets. The purchase of securities is prohibited if the Fund's borrowing exceeds 5% or more of the Fund's total assets.

SECURITIES LENDING. The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

The Fund will not enter into a when-issued or forward commitment if, as a result, more than 10% of the Fund's total assets would be committed to such transactions.

DOLLAR ROLL TRANSACTIONS. The Fund may enter into "dollar roll" transactions. Dollar roll transactions are transactions in which the Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios.

The Fund limits its obligations on dollar roll transactions to 10% of the Fund's net assets.

SWAPS, CAPS, FLOORS AND COLLARS. The Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate "caps," "floors" and "collars." Interest rate swaps involve the exchange by the Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Mortgage swaps are similar to interest rate swap agreements, except that the contractually-based principal amount (the "notional principal amount") is tied to a reference pool of mortgages. Currency swaps' notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

The Fund will enter into these transactions primarily to preserve a return or a spread on a particular investment or portion of its portfolio or to protect against any interest rate fluctuations or increase in the price of securities it anticipates purchasing at a later date. The Fund uses these transactions as a hedge and not as a speculative investment, and will enter into the transactions in order to shift the Fund's investment exposure from one type of investment to another.

The use of interest rate protection transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser incorrectly forecasts market values, interest rates and other applicable factors, there may be considerable impact on the Fund's performance. Even if the Adviser is correct in their forecasts, there is a risk that the transaction may correlate imperfectly with the price of the asset or liability being hedged.

The Fund limits its total investment in swaps, caps, floors and collars to 10% of the Fund's total assets.

RISKS

Leverage creates the risk of magnified capital losses. Losses incurred by the Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.


SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, the Custodian, to the extent required by applicable rules or guidelines, will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.


TEMPORARY DEFENSIVE POSITION

The Fund may invest in prime quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.


CORE AND GATEWAY(R)


The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund, including the Fund's policy of investing at least

80% of its net assets (including borrowing) in the equity securities of domestic companies that (1) create products or provide services that offer solutions to environmental problems and promote a healthier environmental future or (2) integrate the principles of waste management, pollution prevention, or efficient use of natural resources into its business practices (collectively, "green companies"), may be changed by the Board without shareholder approval. The Fund must provide shareholders with prior notice if it decreases the percentage limitations with respect to investments in equity securities of green companies. The Fund's investment policy of investing in green companies is described in the prospectus.

FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

BORROWING MONEY

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

CONCENTRATION

Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the U.S. ("municipal securities") or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies provided that the Fund treats the assets of the investment companies in which it invests as its own for this policy.

DIVERSIFICATION

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result:
(1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

UNDERWRITING ACTIVITIES

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

MAKING LOANS

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act.

NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

SHORT SALES

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

ILLIQUID SECURITIES

Invest more than 15% of its net assets in illiquid assets such as:
(1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

PURCHASES ON MARGIN

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

BORROWING

Purchase or otherwise acquire any security if the Fund's borrowing exceeds 5% or more of the value of its total assets.

EXERCISING CONTROL OF ISSUERS

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

MANAGEMENT

TRUSTEES AND OFFICERS OF THE TRUST


The Board is responsible for oversight of the management of the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities as noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise noted. Each Trustee oversees twenty six portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. John Y. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc.



                            POSITION             LENGTH               PRINCIPAL OCCUPATION(S)
NAME                        WITH THE             OF TIME                      DURING
AND YEAR OF BIRTH            TRUST               SERVED                    PAST 5 YEARS
-----------------    ---------------------- ------------------ -------------------------------------
INDEPENDENT TRUSTEES
 J. Michael Parish   Chairman of the Board; Trustee since 1989 Retired; Partner, Wolf, Block, Schorr
 Born: 1943          Trustee; Chairman,     (Chairman since    and Solis-Cohen LLP (law firm)
                     Compliance Committee,  2004)              2002 - 2003; Partner, Thelen Reid &
                     Nominating Committee                      Priest LLP (law firm) 1995 - 2002.
                     and Qualified Legal
                     Compliance Committee

 Costas Azariadis    Trustee; Chairman,     Since 1989         Professor of Economics, Washington
 Born: 1943          Valuation Committee                       University (effective 2006);
                                                               Professor of Economics, University
                                                               of California-Los Angeles 1992-
                                                               2006.

 James C. Cheng      Trustee; Chairman,     Since 1989         President, Technology Marketing
 Born: 1942          Contracts Committee                       Associates (marketing company for
                                                               small and medium sized businesses
                                                               in New England).

 John Y. Keffer      Trustee; Chairman,     Since 1989         President, Forum Foundation (a
 Born: 1942          Contracts Committee                       charitable organization) since 2005;
                                                               President, Forum Trust, LLC (a non-
                                                               depository trust company) since
                                                               1997; President, Citigroup Fund
                                                               Services, LLC (Citigroup) 2003-
                                                               2005; President, Forum Financial
                                                               Group, LLC ("Forum") (a fund
                                                               services company acquired by
                                                               Citibank, N.A. 1999-2003).

                     POSITION     LENGTH                   PRINCIPAL OCCUPATION(S)
NAME,                WITH THE     OF TIME                          DURING
AGE AND ADDRESS       TRUST       SERVED                        PAST 5 YEARS
---------------     ---------- ------------- ---------------------------------------------------
OFFICERS

Simon D. Collier    President; Since 2005    Managing Partner, Foreside Finanical Group, LLC
Born: 1961          Principal                since April 2005; President, Foreside Services,
                    Executive                Inc. (a staffing services firm) since January 2007;
                    Officer                  Chief Operating Officer and Managing Director,
                                             Global Fund Services, Citigroup 2003 - 2005;
                                             Managing Director, Global Securities Services for
                                             Investors, Citibank, N.A. 1999 - 2003.

Trudance L.C. Bakke Treasurer; Since 2005    Director, Foreside Compliance Services, LLC
Born: 1971          Principal  (Principal    since 2006; Product Manager, Citigroup 2003-
                    Financial  Financial     2006; Senior Manager of Corporate Finance,
                    Officer    Officer since Forum 1999-2003.
                               2006)

Beth P. Hanson      Vice       Since 2003    Relationship Manager, Citigroup since 2003;
Born: 1966          President;               Relationship Manager, Forum 1999 - 2003.
                    Assistant
                    Secretary

Sara M. Morris      Vice       Since 2004    Director and Relationship Manager, Citigroup
Born: 1963          President                since 2004; Chief Financial Officer, The VIA
                                             Group, LLC (a strategic marketing company)
                                             2000 - 2003.


TRUSTEE OWNERSHIP IN THE FUND AND FAMILY OF INVESTMENT COMPANIES


                                                AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                                  AS OF DECEMBER 31, 2006 IN ALL
                     DOLLAR RANGE OF BENEFICIAL   REGISTERED INVESTMENT COMPANIES
                      OWNERSHIP IN THE FUND AS    OVERSEEN BY TRUSTEE IN THE FUND
TRUSTEES                OF DECEMBER 31, 2006                  COMPLEX
--------             -------------------------- -----------------------------------
INDEPENDENT TRUSTEES
Costas Azariadis     None                       None
James C. Cheng       None                       None
J. Michael Parish    None                       $50,001-$100,000
INTERESTED TRUSTEES
John Y. Keffer       None                       None

OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES


As of December 31, 2006, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.


INFORMATION CONCERNING TRUST COMMITTEES


AUDIT COMMITTEE. The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended December 31, 2006, the Audit Committee met seven times.

NOMINATING COMMITTEE. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Trustees recommended by security holders. During the fiscal year ended December 31, 2006, the Nominating Committee did not meet.

VALUATION COMMITTEE. The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, and Parish, the senior officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended December 31, 2006, the Valuation Committee met three times.

QUALIFIED LEGAL COMPLIANCE COMMITTEE. The Trust's Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended December 31, 2006, the QLCC did not meet.

CONTRACTS COMMITTEE. The Contracts Committee, which meets when necessary, consists of all the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee was formed at the Board's September 22, 2005 meeting. During the fiscal year ended December 31, 2006, the Contracts Committee did not meet.

COMPLIANCE COMMITTEE. The Compliance Committee, which meets when necessary, consists of all the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee was formed at the Board's September 22, 2005 meeting. During the fiscal year ended December 31, 2006, the Compliance Committee did not meet.


COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Independent Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.


The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ending December 31, 2006 of the Fund.



                            COMPENSATION  TOTAL COMPENSATION FROM THE
          TRUSTEE           FROM THE FUND    FUND AND FUND COMPLEX
          -------           ------------- ---------------------------
          Costas Azariadis     $2,366               $25,000
          James C. Cheng        2,366                25,000
          J. Michael Parish     3,165                33,250
          John Y. Keffer        2,366                25,000


INVESTMENT ADVISER

SERVICES OF ADVISER

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may also pay fees to certain brokers/dealers to have the Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.

OWNERSHIP OF ADVISER


Jackson W. Robinson and Matthew W. Patsky control the Adviser as a result of their ownership interest in the Adviser.


INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGER

The Adviser has provided the following information regarding other accounts managed by the Fund's portfolio managers and conflicts of interest.


As of December 31, 2006, Jackson W. Robinson acted as portfolio manager for one other pooled investment vehicle with assets of $25 million. The pooled investment vehicle pays the Adviser a performance based advisory fee.

As of December 31, 2006, Jackson W. Robinson acted as portfolio manager for 16 other accounts with assets totaling $66.6 million. None of these accounts pay the Adviser a performance based advisory fee. As of December 31, 2006, Matthew
W. Patsky acted as portfolio manager for 8 other accounts with assets totaling $25.8 million. None of these accounts pay the Adviser a performance based advisory fee.


Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, the Adviser's portfolio managers, who manage multiple accounts, are presented with the following potential conflicts:

.. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund. Nevertheless, the Adviser seeks to manage any competing interests for the time and attention of portfolio managers by having a primary and back-up portfolio manager assigned to each account. The Adviser also maintains a Code of Ethics to detect and prevent activities of employees that would result in a breach of the Adviser's fiduciary duties to the Fund.

.. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To address this situation, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

.. With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as the other pooled investment vehicle that is not a registered mutual fund, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous, transactions for another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or other account. To address this situation, the Adviser maintains a procedure that requires all client-directed brokerage be executed after non-directed brokerage.


.. Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities. To address this situation, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.


As set forth above, the Adviser has adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGER

The Adviser has provided the following information concerning portfolio manager compensation.


As of the period ended December 31, 2006, the compensation of Messrs. Robinson and Patsky is comprised of capital distributions from the Adviser. Factors influencing the distributions include the individual portfolio manager's performance and the performance of the Adviser. The Adviser management's assessment of performance is not formula-based and is not tied to the value of client assets. Distributions are paid in cash. In addition, Messrs. Robinson and Patsky receive a percentage of any annual performance incentive fee generated by the Winslow Hedge Fund, L.P. Subject to a loss carry forward provision or "high water mark", 20% of each limited partner's share of the limited partnership's net profits will be reallocated to the general partner's capital account of which a portion will be paid to the general partner and to others, including Mr. Patsky and Mr. Robinson, at Mr. Robinson's discretion. The general partner of the Winslow Hedge Fund, L.P. is Winslow General Partners, LLC, an entity controlled by Mr. Robinson. This payment is made in cash and is considered by the Adviser as part of the portfolio manager's overall compensation when determining capital distributions for the year.


PORTFOLIO MANAGER OWNERSHIP IN THE FUND

The Adviser has provided the following information regarding portfolio manager ownership in the Fund.


                       DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN THE FUND AS
     PORTFOLIO MANAGER                OF DECEMBER 31, 2006
     ----------------- ---------------------------------------------------
     Jackson Robinson                           $
     Matthew Patsky                             $


FEES

The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

OTHER PROVISIONS OF THE ADVISORY AGREEMENT

The Adviser is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement remains in effect for a period of one year from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or vote of a majority of the Fund's outstanding voting securities, and in either case by a majority of the Independent Trustees.

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice to the Adviser when authorized either by a majority vote of the Fund's outstanding voting securities or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for mistake of judgment, mistake of law or, in any event whatsoever, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

DISTRIBUTOR

DISTRIBUTION SERVICES


The Distributor (also known as principal underwriter) of the shares of the Fund is located at Two Portland Square, 1/st/ Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Mr. Collier is an affiliate of the Trust and the Distributor as he serves as an officer of each entity. Under a distribution agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, its affiliates and officers, have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into arrangements with various financial institutions through which you may purchase or redeem shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of each Fund (see "purchases through Financial Institutions").


Investors who purchase shares in this manner will be subject to the procedures of the Financial Institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

The Distributor does not receive compensation for its distribution services.


COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO"), Principal Executive Officer, Principal Financial Officer, and an Anti-Money Laundering Compliance Officer ("AMLCO") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO, AMLCO and Certifying Officers and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), $5,000 per Fund and (ii) an annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay FCS directly for the Compliance Services rendered to the Funds.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by FCS with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, FCS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and certain related parties (such as officers of FCS or certain officers of the Distributor and persons who control FCS or the Distributor) are indemnified by the Trust against any and all claims and expenses related to FCS's actions or omissions, except for any act or omission resulting from FCS's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund to FCS or its affiliates, as appropriate, for Compliance Services, the amount of the fee waived by FCS or its affiliates, as appropriate, and the actual fees received by FCS or its affiliates, as appropriate. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


OTHER FUND SERVICE PROVIDERS

ADMINISTRATOR


As Administrator, pursuant to an administration agreement (the "Administration Agreement") with the Trust, the Administrator administers the Trust's operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisors in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the oversight of the Trust's counsel and with the cooperation of the Advisors, the officers of the Trust and other relevant parties, prepare and disseminate materials for meetings of the Board.


For its services, the Administrator receives a fee from the Fund at an annual rate of 0.10% of the Fund's average daily net assets, plus $24,000 per year, and certain out-of-pocket expenses. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month. The Administrator pays the Trust's financial obligations for Compliance Services performed under the Compliance Agreement with respect to the Fund.

The Administration Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and with respect to the Fund, and without penalty, by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any action or inaction of the Administrator relating to any event whatsoever in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or delegations under the Administration Agreement or by reason of reckless disregard of its obligations and duties under the Administration Agreement. Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees payable by the Fund to the Administrator, the amount of the fee waived by the Administrator, and the actual fees received by the Administrator. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

FUND ACCOUNTANT

As fund accountant, pursuant to an agreement with the Trust (the "Accounting Agreement"), the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

For its services, the Accountant receives 0.01% of the Fund's average daily net assets, plus $42,000 per year, and certain out-of-pocket expenses. The fee is accrued daily by the Fund and is paid monthly based on the transactions and positions for the previous month.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable for any action or inaction in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or inactions that are consistent with the Accountant's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, the Accountant is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Fund.

Table 4 in Appendix B shows the dollar amount of the fees payable by the Fund to the Accountant, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

TRANSFER AGENT


As transfer agent and distribution paying agent, pursuant to an agreement with the Trust ("Transfer Agency Agreement"), the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3 Canal Plaza, Ground Floor, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.


SHAREHOLDER SERVICING AGENT

Pursuant to a Shareholder Service Plan (the "Plan") established by the Trust with respect to the Fund, the Administrator is authorized to perform, or arrange for the performance of, certain activities relating to the servicing and maintenance of shareholder accounts not otherwise provided by Citigroup ("Shareholder Servicing Activities"). Under the Plan, the Administrator may enter into shareholder service agreements with Financial Institutions, including the Adviser or other persons, who provide Shareholder Servicing Activities for their clients invested in the Fund.

Shareholder Servicing Activities shall include one or more of the following:
(1) establishing and maintaining accounts and records for shareholders of the Fund; (2) answering client inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and other matters pertaining to the Fund's services; (3) providing necessary personnel and facilities to establish and maintain client accounts and records;
(4) assisting clients in arranging for processing purchase, exchange and redemption transactions; (5) arranging for the wiring of funds;
(6) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (7) integrating periodic statements with other shareholder transactions; and (8) providing such other related services as the shareholder may request.

As compensation for the Shareholder Servicing Activities, the Trust pays the shareholder servicing agent, through the Administrator, with respect to the Fund, a fee of up to 0.25% of the Fund's average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees. The Plan may be terminated without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by the Administrator.

CUSTODIAN


Citibank, N.A. is the Custodian for the Funds and safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Funds' domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.


LEGAL COUNSEL


Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, NW, Washington D.C. 20006, passes upon legal matters in connection with the issuance of shares of the Trust.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Deloitte & Touche LLP ("D&T"), 200 Berkeley Street, Boston, Massachusetts, 02116, an independent registered public accounting firm, has been selected as the auditor for the Fund. D&T audits the annual financial statements of the Fund and provides the Fund with an audit opinion. D&T also reviews certain regulatory filings of the Fund. Deloitte Tax LLP, an affiliate of D&T, reviews the Fund's tax returns.

PORTFOLIO TRANSACTIONS

HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary, in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.


COMMISSIONS PAID

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


ADVISER RESPONSIBILITY FOR PURCHASES AND SALES AND CHOOSING BROKER-DEALERS

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund has no obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

Brokers are selected for their proven ability to execute transactions, to report promptly and accurately, to provide prompt and efficient delivery of securities, to supply information on securities including, but not limited to, written research reports, and to provide services of direct benefit to clients such as acting as custodian for the account and providing information on securities. Subject to the requirements of seeking the best available price and execution, the Adviser may, in circumstances in which prices and execution are comparable, give preference to a broker which has provided investment information and research services to the firm. In so doing, the Adviser may affect securities transactions, which cause a client to pay an amount of commission in excess of the amount of commission another broker, would have charged. In selecting such broker, the Adviser will make a good faith determination that the amount of commission is reasonable in relation to the value of the research, brokerage services and investment information received, reviewed in terms of either the specific transaction or the firm overall responsibility to the accounts for which it exercises investment discretion. Research services may be used in servicing all the Adviser's accounts, and not all such services may be used by the Adviser in connection with the accounts, which paid commissions to the broker providing such services. The receipt of investment information and research services from any broker executing transactions for the clients will not result in a reduction of the Adviser's customary and normal research activities, and the value of such information is, in the Adviser's view, indeterminable.

These research services include such matters as general economic, political, business and market information, industry and company review, evaluations of securities and portfolio strategies and transactions, recommendations as to the purchase and sale of securities and other portfolio transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services.

The Adviser believes that commission rates should be considered in relation to the quality and quantity of the above referenced services, and therefore, commission rates may vary between brokers used or from trade to trade. The Adviser makes a subjective valuation of research and other brokerage services and a reasonable discount from the former fixed commission rates is required on most transactions.

While the Adviser may manage numerous accounts with similar or identical investment objectives, or may manage accounts with different objectives that may trade in the same securities, portfolio decisions relation to clients' investments and the performance resulting from such decisions will differ from client to client. The Adviser will not necessarily purchase or sell securities at the same time or in the same proportionate amounts for all eligible clients. Further, in many instances, such as purchases of private placements or oversubscribed public offerings, it may not be possible or feasible to allocate a transaction pro rata to all eligible clients. Therefore, not all clients will necessarily participate in the same investment opportunities or participate on the same basis. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion.

Table 6 in Appendix B lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which case, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion is in the best interest of the affected accounts, is equitable to each, and is in accordance with the amount being purchased or sold by each. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of

100% would occur if all the securities in a fund were replaced once in a period of one year. High portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.


SECURITIES OF REGULAR BROKER-DEALERS


From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or
(3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 7 in Appendix B lists the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

PORTFOLIO HOLDINGS


Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders or a copy of the Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at http://www.sec.gov./

In addition, the Fund's Adviser makes publicly available, on a quarterly basis, information regarding the Fund's complete portfolio holdings (including name and percentage of the Fund's assets invested in each such holding), as well certain information regarding the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made available through the Fund or Adviser's website. This quarterly holdings information is posted on the website as soon as possible after the quarter ends (typically within 10 days). The Fund's Adviser also makes publicly available, on a quarterly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made available through the Fund or Adviser's website, marketing communications (including printed advertisements and sales literature), and/or the Fund's Transfer Agent telephone customer service center that supports the Fund.

The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, Citigroup and the Custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services, mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund's fiscal year end and may also have access to a Fund's nonpublic portfolio holdings information on an as needed basis. The Trustees and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.


From time to time the Adviser also may disclose nonpublic information regarding the Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and
(3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.


No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the Adviser or any other party, by any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. As indicated above, with respect to the Trustees, its officers, the Adviser, the administrator and the distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees. In order to help ensure that the Fund's portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, principal underwriter or any affiliate of the Fund, the Adviser or principal underwriter will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.


PURCHASE AND REDEMPTION INFORMATION

GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at 3 Canal Plaza, Ground Floor, Portland, Maine 04101.


The Fund or each class thereof accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.


If you purchase shares directly from a Fund, you will receive monthly statements detailing Fund balances and all transactions completed during the prior month and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.


ADDITIONAL PURCHASE INFORMATION

Shares of each Fund class are sold on a continuous basis by the distributor. The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through Financial Institutions. The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Fund. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with its contractual arrangements with the Fund and/or its agents.

Financial Institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. If you purchase shares through a Financial Institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a Financial Institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain Financial Institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a Financial Institution. Contact your Financial Institution for further information. If you hold shares through a Financial Institution, the Fund may confirm purchases and redemptions to the Financial Institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

The Adviser may enter into arrangements with Financial Institutions whereby the Adviser agrees to pay a Financial Institution for inclusion of the Fund on the Financial Institution's mutual fund "supermarket" platform. Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the institution may charge.

ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of the Fund at the NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of the Fund may be lower than its NAV. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution's account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution's account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

NAV DETERMINATION


The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.

The NAV of each Fund class is determined by taking the market value of the class' total assets, subtracting the class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the class.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities, which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.


The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which the Fund's security is principally traded closes early; (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.


The Fund's investment in securities of small- and medium-sized capitalization companies are more likely to require a fair value determination because they are more thinly traded and less liquid than the securities of larger capitalization companies.


Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is December 31 (the same as the Fund's fiscal year end).

MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

    . The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

    . The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

    . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer; and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.


A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum federal income tax rate of 15% (5% for individuals in lower tax brackets) if paid on or before December 31, 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.


The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero. The Fund may have capital loss carry-overs (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any capital gain (whether short or long-term). All capital loss carry-overs are listed in the Fund's financial statements. Any such losses may not be carried back.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by shareholders (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) during the year.

FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 (or December 31, if the foregoing election is made) of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 (or December 31, as the case may be) in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

SALE, EXCHANGE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale, exchange or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

BACKUP WITHHOLDING


The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded once the required information or certification is provided.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund and distributions of portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008. Special rules apply to shareholders that are foreign partnerships or foreign trusts.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund.

STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax adviser as to the consequences of state and local tax rules with respect to an investment in the Fund.

FOREIGN INCOME TAX


Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries cannot be determined. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that a Fund will be able to do so. Pursuant to this election, you will be required to
(1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by a Fund.



OTHER MATTERS

THE TRUST AND ITS SHAREHOLDERS

GENERAL INFORMATION

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:


Absolute Strategies Fund /(1)/                DF Dent Premier Growth Fund
Adams Harkness Small-Cap Growth Fund          Dover Responsibility Fund /(6)/
Austin Global Equity Fund                     Flag Investors - Equity Opportunity Fund/(6)/
Auxier Focus Fund /(2)/                       Flag Investors - Income Opportunity Fund/(6)/
Brown Advisory Growth Equity Fund/ (3)/       Fountainhead Special Value Fund
Brown Advisory Intermediate Income Fund /(3)/ Golden Large Core Value Fund /(7)/
Brown Advisory International Fund /(4)/       Golden Small Core Value Fund /(7)/
Brown Advisory Maryland Bond Fund /(4)/       Jordan Opportunity Fund
Brown Advisory Opportunity Fund /(3)/         Merk Hard Currency Fund /(7)/
Brown Advisory Real Estate Fund /(4)/         Payson Total Return Fund
Brown Advisory Small-Cap Growth Fund /(5)/    Steepleview Fund
Brown Advisory Small-Cap Value Fund /(3)/     Winslow Green Growth Fund /(7)/
Brown Advisory Value Equity Fund /(3)/

--------
/(1)/The Trust offers shares of beneficial interest in Institutional, A and C classes of this series.
/(2)/The Trust offers shares of beneficial interest in Investor, A and C classes of this series.
/(3)/The Trust offers shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Opportunity Fund are not publicly offered.
/(4)/The Trust offers shares of beneficial interest in an Institutional class of this series.
/(5)/The Trust offers shares of beneficial interest in Institutional and A classes of this series. Effective April 25, 2006, the Fund ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.
/(6)/The Trust offers shares of beneficial interest in A and Institutional classes of this series.
/(7)/The Trust offers shares of beneficial interest in Institutional and Investor classes of this series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Fund's investment adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and the Fund will continue indefinitely until terminated.

SERIES AND CLASSES OF THE TRUST


Each series or class of the Trust may have a different expense ratio and its expenses will affect each class's performance. For more information on any other class of shares of a fund, investors may contact the Transfer Agent.


SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro-rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

FUND OWNERSHIP


As of April 16, 2007, the officers and trustees of the Trust, as a group, owned less than 1% of the shares of the Fund.


Also as of that date, certain shareholders of record owned 5% or more of the shares of each Fund class. Shareholders known by the Fund to own beneficially 5% of a class of shares of the Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 16, 2007 the following shareholders may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.



NAME AND ADDRESS        NUMBER OF SHARES OWNED PERCENTAGE OF FUND OWNED
----------------        ---------------------- ------------------------
Charles Schwab              2,540,716.259               25.56%
101 Montgomery Street
San Francisco, CA 94104




LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Fund, subject to certain limitations.

PROXY VOTING PROCEDURES

A copy of the Trust's and Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by contacting the Transfer Agent at (888) 314-9049 or on the Fund's website at www.wggf.com and (2) on the SEC's website at www.sec.gov.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

FINANCIAL STATEMENTS


The financial statements of the Fund for the year ended December 31, 2006 are included in the Fund's Annual Report to shareholders, and have been incorporated herein by reference. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, and the notes to financial statements. These financial statements have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

PREFERRED STOCK

MOODY'S

AAA An issue, which is rated "Aaa", is considered to be a top quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA   An issue, which is rated "Aa", is considered a high- grade preferred stock.
     This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A    An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa"
     classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue, which is rated "Baa", is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA   An issue, which is rated "Ba", is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue, which is rated "B" generally, lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue, which is rated "Caa", is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA   An issue, which is rated "Ca", is speculative in a high degree and is likely to be in arrears on dividends with little
     likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification:
     the modifier 1 indicates that the security
     ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier
     3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA     A preferred stock issue rated "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

A      An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB    An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, Preferred stock rated "BB", "B", and "CCC" is regarded, on balance, as
CCC    predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC     The rating "CC" is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C      A preferred stock rated "C" is a nonpaying issue.

D      A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

N.R.   This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE   Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        .  Leading market positions in well-established industries.

        .  High rates of return on funds employed.

        . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        . Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated "Prime-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT     Issuers rated Not Prime do not fall within any of the Prime rating
PRIME   categories.

S&P

A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B     A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C     A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D     A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
      rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

F1    Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as "A1" and capacity for timely repayment may be susceptible to adverse change sin business, economic, or financial conditions.

F3    Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B     Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C     Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B
MISCELLANEOUS TABLES

TABLE 1- INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees payable to the Adviser by the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.


                                   ADVISORY FEE ADVISORY FEE ADVISORY FEE
                                     PAYABLE       WAIVED      RETAINED
                                   ------------ ------------ ------------
      Year Ended December 31, 2006  $2,024,299    $ 94,180    $1,930,119
      Year Ended December 31, 2005  $  684,815    $102,889    $  581,926
      Year Ended December 31, 2004  $  447,995    $153,730    $  294,265


TABLE 2 - COMPLIANCE FEES


The following table shows the dollar amount of fees accrued by the Fund or its affiliates, as appropriate, the amount of the fee that was waived by the FCS or its affiliates, as appropriate, if any, and the actual fee received by FCS or its affiliates, as appropriate.



                                    COMPLIANCE  COMPLIANCE COMPLIANCE FEE
                                    FEE PAYABLE FEE WAIVED    RETAINED
                                    ----------- ---------- --------------
       Year Ended December 31, 2006   $32,018     $3,000      $29,018
       Year Ended December 31, 2005   $19,149     $3,484      $15,665
       Year Ended December 31, 2004   $ 2,650     $    0      $ 2,650


TABLE 3 - ADMINISTRATION FEES

The following table shows the dollar amount of fees payable to the Administrator by the Fund, the amount of fee that was waived by the Administrator, if any, and the actual fees received by the Administrator.


                                ADMINISTRATION ADMINISTRATION ADMINISTRATION
                                 FEE PAYABLE     FEE WAIVED    FEE RETAINED
                                -------------- -------------- --------------
   Year Ended December 31, 2006    $186,399        $    0        $186,399
   Year Ended December 31, 2005    $ 95,341        $4,221        $ 91,120
   Year Ended December 31, 2004    $ 75,297        $    0        $ 75,297


TABLE 4 - ACCOUNTING FEES

The following table shows the dollar amount of fees payable to the Accountant by the Fund, the amount of fee that was waived by the Accountant, if any, and the actual fees received by the Accountant.


                                ACCOUNTING FEE ACCOUNTING FEE ACCOUNTING FEE
                                   PAYABLE         WAIVED        RETAINED
                                -------------- -------------- --------------
   Year Ended December 31, 2006    $61,994           $0          $61,994
   Year Ended December 31, 2005    $44,863           $0          $44,863
   Year Ended December 31, 2004    $47,032           $0          $47,032

TABLE 5 - COMMISSIONS

The following table shows the brokerage commissions of the Fund. The data is for the past three fiscal years (or shorter period if the Fund has been in operation for a shorter period).


                                              TOTAL             % OF        % OF PRINCIPAL
                                            BROKERAGE        BROKERAGE         VALUE OF
                                           COMMISSIONS      COMMISSIONS      TRANSACTIONS
                                TOTAL     ($) PAID TO AN     PAID TO AN     EXECUTED BY AN
                              BROKERAGE  AFFILIATE OF THE AFFILIATE OF THE AFFILIATE OF THE
                             COMMISSIONS     FUND OR          FUND OR          FUND OR
                                 ($)         ADVISER          ADVISER          ADVISER
                             ----------- ---------------- ---------------- ----------------
Year Ended December 31, 2006 $1,766,418      $      0              0%               0%
Year Ended December 31, 2005 $  860,573      $237,982          27.65%           28.05%
Year Ended December 31, 2004 $  421,289      $330,085          78.35%           76.18%


TABLE 6 - DIRECTED BROKERAGE

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.


                                                                      AMOUNT OF
                                                           AMOUNT    COMMISSIONS
                                       BROKER             DIRECTED    GENERATED
                             --------------------------- ----------- -----------
Year Ended December 31, 2006
Year Ended December 31, 2005 Pacific American Securities $37,787,336   $98,410
                             Piper Jaffray                 1,968,807     7,000
                             UBS Securities LLC            1,487,547     3,043
Year Ended December 31, 2004 Pacific American Securities   3,327,739    44,660


TABLE 7 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities, as of the Fund's most recent fiscal year.

                      REGULAR BROKER OR DEALER VALUE HELD
                      ------------------------ ----------
                      None                     N/A

TABLE 8 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding Fund shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund shares, as of April 16, 2007:

              NAME AND ADDRESS                          % OF FUND
              ----------------                          ---------
              Charles Schwab                              25.56%
              101 Montgomery Street
              San Francisco, CA 94104

              National Financial Services LLC             24.07%
              One World Financial Center
              200 Liberty St
              New York, NY 10281

              Prudential Investment Management Services    5.60%
              Three Gateway Center
              100 Mulberry Street, 11th Floor
              Newark, NJ 07102

APPENDIX C

FORUM FUNDS
MONARCH FUNDS

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

JULY 31, 2003
AS AMENDED SEPTEMBER 14, 2004

   SECTION 1. PURPOSE

       Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

       This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

       (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

       The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and
(ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

       The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

       (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

       These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (A) GENERAL

       (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If
       (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

       (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

       (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

   (B) ROUTINE MATTERS

       As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

       (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

       (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

       (3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C) NON-ROUTINE MATTERS

       (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

       (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

       (3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

       (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

       (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

   (D) CONFLICTS OF INTEREST

       Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

       If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

   (E) ABSTENTION

      The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

WINSLOW MANAGEMENT COMPANY

PROXY VOTING GUIDELINES

INTRODUCTION

Winslow Management Company, LLC (Winslow) believes that positive environmental performance has the potential to produce superior investment performance over time and seeks to invest in companies that have a positive impact on the environment. Winslow's investments are not exclusive to the environmental services sector (i.e. waste management); portfolio companies may include renewable energy, natural and organic food, retail, healthcare, and consumer products companies. For all companies, Winslow reviews environmental practices, including an evaluation of company compliance with federal, state, and local environmental regulation, employee training procedures and environmental health and safety programs. Also reviewed is the company's impact on its community, including providing a safe, healthy work environment, and promoting community development and equal opportunity to all employees. In addition to these considerations, Winslow also employs fundamental research and analysis to identify companies exhibiting the potential for superior growth and uses a proprietary computer model to identify companies whose stock prices do not appear to accurately reflect those companies' values. Winslow does not invest in companies deriving significant revenues from tobacco products, alcoholic spirits, gaming, military weapons systems, firearms and/or nuclear power.

In support of this investment approach and in recognition of the fiduciary obligation that Winslow has to its clients, Winslow has developed a proxy voting policy that seeks to promote effective corporate governance structures and encourage improvements in environmental policies and performance. The policy seeks to promote general corporate responsibility, while also seeking to create and preserve economic value. Winslow's proxy voting guidelines and related policies and procedures are designed to ensure that proxy voting decisions positively affect the long term value of client assets.

Oversight of Winslow's proxy voting program is the responsibility of Winslow's Proxy Committee. In addition, designated "Proxy Administrators" are responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted in a timely manner. In order to facilitate the proxy voting process, Winslow has contracted with The Social Investment Research Service of Institutional Shareholder Services (ISS) to vote proxies for Winslow's accounts on Winslow's behalf. ISS provides Winslow with proxy analysis, vote execution services according to Winslow's proxy voting policy, and quarterly reporting indicating how individual votes have been cast. The Proxy Administrators will periodically review such recommendations and may override individual recommendations in certain cases. Vote overrides could potentially occur in instances where Winslow has obtained additional information regarding a company's environmental record or a company has committed to undertaking specific positive corporate governance changes. In addition, there may be instances where the Proxy Administrators determine that it is in the best economic interests of clients to abstain from voting at individual shareholder meetings, such as (by example and without limitation) instances where foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

Application of the Winslow proxy voting guidelines to vote client proxies should in most instances adequately address any possible conflicts of interest since voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. In cases where the Proxy Committee has determined that there may be a material conflict of interest regarding a particular security, Winslow will default to ISS's recommendations for that proposal and will not have the ability to override the recommendations. For proxy votes inconsistent with Winslow guidelines, the Proxy Committee will review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between Winslow and a portfolio company could have influenced an inconsistent vote on that company's proxy.

The Proxy Committee will be responsible for monitoring for potential conflicts of interest. Examples of potential conflicts of interest may include (but are not limited to), a portfolio manager or senior officer of Winslow sitting on a company's board, or personal or familial relationships.

When reviewing potential conflicts for materiality, the Proxy Committee will take a two-step approach. First, for those potential conflicts that have a financial basis for materiality, the conflict will be presumed to be non-material unless it involves at least 5% of the adviser's annual revenue. However, the Proxy Committee should also take into consideration all relevant factors to determine whether the potential conflict could be material even though the financial relationship is below the pre-determined threshold. As a result of the shared infrastructure with Canaccord Adams Inc., ("CA") a registered broker-dealer, Winslow has established internal controls to address potential conflicts of interest involving CA. The CA Compliance department has established Chinese Walls and Watch and Restricted Lists for investment banking relationships. Additionally, the Compliance department will monitor for company buybacks that may be on the CA trade desk.

Second, for those potential conflicts that have a non-financial basis for materiality, the Proxy Committee will be responsible for identifying those employees most likely to be affected by them (e.g. portfolio managers, senior management and proxy administrators). An example of a non-financial conflict may be the spouse of a portfolio manager serving on the board of a public company in a senior capacity. Any conflict of interest involving a proxy administrator will automatically be deemed to be material. On an annual basis, the Compliance department requires that all employees disclose any outside business activities and personal investments not previously disclosed or any other potential conflicts of interests.

The Proxy Committee will document the review of any potential conflicts of interest, whether they were deemed to be material or not, and the result of such review.

Vote Summary Reports will be generated for each client that requests that Winslow furnish proxy-voting records. The report will specify the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. All client requests for proxy information will be maintained and fulfilled by the Proxy Administrators.

In addition, Winslow will report all proxy votes for the Winslow Green Growth Fund according to SEC regulations. This voting record will be provided to the SEC according to the regulation, as well as posted on the Winslow website.

Winslow must retain for a period of five years the following records: proxy voting policies and procedures; records of client requests for proxy voting information, any documents prepared by Winslow that were material to making a proxy voting decision or that memorialized the basis for the decision; proxy statements received from issuers (other than those which are available on the SEC's EDGAR database); and, records of votes cast on behalf of clients. The latter two are kept by ISS in its capacity as voting agent and are available upon request.

These guidelines provide an overview of how ISS votes proxies on behalf of Winslow Management Company. They are guidelines, not absolute instructions nor are they exhaustive of all of the issues that may come before us. Therefore, there may be cases in which the final vote cast on a particular issue before a company's shareholders varies from, or may be inconsistent with, the guidelines due to a close examination of the merits of the proposal and consideration of recent and company-specific information. Any vote will be in the best interest of our clients. Winslow reviews these guidelines on an annual basis to take into account new social issues and the latest trends in corporate governance. In addition, it should be noted that although many of the basic governance concepts and social objectives transcend national boundaries, differences in corporate governance standards, shareholder rights, and legal restrictions necessitate a more customized approach to voting in non-U.S. markets. In many countries, the requirements for filing shareholder resolutions are often prohibitive, resulting in a much lower number of shareholder proposals in non-U.S. markets. Differences in compensation practices, board structures, and capital structures necessitate a customized approach to evaluating proposals in different countries. In many cases, shareholder approval is required for resolutions that do not require shareholder approval in the U.S. Mechanisms such as restricted voting rights, share-blocking requirements, and requirements to be represented in person at meetings, make the voting process more complicated than in the U.S. Finally, lower levels of disclosure in non-U.S. markets often make it difficult to apply the same policy that would apply to a U.S. company. Although the following proxy voting guidelines reflect the general principles applied to management and shareholder proposals at both U.S. and non-U.S. companies, we note that specific voting guidelines may vary for non-U.S. companies as a result of differences in market norms. The following proxy voting guidelines are divided up into two main sections: management proposals and shareholder proposals.

MANAGEMENT PROPOSALS

1. DIRECTOR-RELATED ISSUES

A corporation's board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation's business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as guardians of shareholders' interests.

The role and responsibilities of directors has been the subject of much discussion and debate over the past decade. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations about corporate boards. The press has hounded bad boards, and institutional investors have used their power to force changes as well. Corporate America has responded, embracing in principle many of the reforms championed by its critics.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board's most important responsibility is to ensure that the corporation is managed in shareholders' best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, and local communities.

The board's principal functions are widely agreed to consist of the following:

    .  To select, evaluate, and if necessary replace the chief executive officer

    .  To review and approve major strategies and financial objectives

    .  To advise management on significant issues

    . To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law

    . To nominate directors and otherwise ensure that the board functions effectively

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board's work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation's shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure and composition of the board.

Winslow classifies directors as either inside directors, affiliated directors, or independent directors. The following chart outlines the requirements for the various classifications:

                 DIRECTOR CATEGORIZATION CHART

INSIDE DIRECTOR:     .  employee of the company or its affiliates

                     . non-employee officer of the company if he/she is among the five most highly compensated individuals

                     . listed as a Section 16 officer in the 10-K or proxy statement/1/
--------
1 "Executives" (Officers subject to Section 16 of the Securities and Exchange Act pf 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, any vice president in charge of a principal business unit, division, or function, and any other officer who performs policy making functions). Corporate secretaries and general counsels not listed as officers and not employed by the company will be considered AO's. "Affiliate" includes a subsidiary, sibling company, or parent company.

                          .  current interim CEO

                          . beneficial ownership of more than 50% of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group; e.g. members of a family beneficially own less than 50%
                             individually, but combined own more than 50%)

AFFILIATED DIRECTOR:      .  former executive employee of company or its
                             affiliates

                          . former interim CEO if the service was longer than one year or if the service was between six months and a year and the compensation was high relative to that of the other directors (5x their pay) or in line with a CEO's compensation

                          . former executive of an acquired firm, within the past five years

                          . executive of a former parent firm or affiliate at the time the company was sold or split off from the parent/affiliate

                          . executive, former executive, general or limited partner of a joint venture or partnership with the company

                          . relative of current employee of company or its affiliates/2/

                          . relative of former executive of company or its affiliates within the last five years

                          . currently provides (or a family member provides) professional services to company or its affiliates or to its officers

                          . employed by (or a family member is employed by) a significant customer or supplier/3/

                          . has (or a family member has) any transactional relationship with company or its affiliates excluding investments in the company through a private placement

                          . has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders

                          . has (or a family member has) interlocking relationships as defined by the SEC involving members of the board of directors of its Compensation and Stock Option Committee/4/

                          .  founder of a company but not currently an employee

                          . Trustee, director or employee of a charitable or non-profit organization that receives grants or endowments from the company or its affiliates

                          . Board attestation that an outside director is not independent or the outside director is considered non-independent under the relevant listing rules, except where such designations are not in conformity with our independence/non-independence criteria

INDEPENDENT DIRECTOR:     .  no connection to company other than board seat

                          . even if a director has served on the board for over ten years, he/she is still considered to be independent; however, our analysis will indicate the year directors joined the board.

/2/ "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.
/3/ If the company makes or receives payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
/4/ Interlocks include: (a) executive officers serving on each other's compensation or similar committees as directors or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committee.

1A. UNCONTESTED ELECTION OF DIRECTORS

We will recommend withholding support for individual nominees or entire slates if we believe that such action is in the best interests of shareholders. In addition to independence, we monitor attendance, stock ownership, conflicts of interest, diversity, and the number of boards on which a director serves.

    .  Votes on individual director nominees are made on a CASE-BY-CASE basis.

    .  Votes should be WITHHELD from directors who:

   . attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

   .   implement or renew a dead-hand or modified dead-hand poison pill

   . Have adopted a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

   . sit on more than six public company boards or are CEOs of public companies and sit on more than two public company boards besides their own, but only at their outside directorships

   . are on the compensation committee when there is a negative correlation between chief executive pay and company performance, or for poor compensation practices including excessive perks and egregious employment contracts

   . have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

   . ignore a shareholder proposal that is approved by a majority of the votes outstanding

   . ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

   . have failed to act on takeover offers where the majority of the shareholders have tendered their shares

   . serve as members of the Audit Committee when more than 50 percent of the total fees paid to the auditor is attributable to non-audit work OR if a company is found to have pulled auditor ratification from the ballot within the past year

   . are inside or affiliated directors and sit on the audit, compensation, or nominating committees

   . are inside or affiliated directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

   . serve as a member of the Nominating Committee that has failed to establish gender and/or racial diversity on the board. If the company does not have a formal nominating committee, votes will be withheld from the entire slate.

   . serve as a member of the Compensation Committee that has approved egregious compensation packages or has failed to adequately disclose the details of such packages.

   . Serve at a Russell 3000 company that underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

Special attention will be paid to companies that show a high level of disregard for shareholder and stakeholder interests; Winslow will consider withholding votes from the entire board of directors in these cases. In addition, we will recommend withholding votes from the entire board if the board is not composed of a majority of independent directors. We will also highlight other governance concerns in the analyses, including whether the company has combined the roles of Chairman and CEO.

1B. CONTESTED ELECTION OF DIRECTORS

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

   . Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

   . long-term financial performance of the target company relative to its industry; management's track record;

   .   background to the proxy contest;

   . qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;

   .   stock ownership positions; and

   . impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

1C. CLASSIFIED BOARD

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders' ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. In addition to these concerns, empirical evidence has suggested that such a structure is not in shareholders' best interests from a financial perspective. Studies performed by SEC economists and by academics support the view that classified boards are contrary to shareholder interests. For example, the SEC studied the impact of 649 antitakeover proposals, including classified boards, submitted between 1979 and 1985. Stocks within the group showed an average loss in value of 1.31 percent. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, we recommend against the adoption of classified boards.

    .  Vote FOR proposals to declassify the board the directors.

    .  Vote AGAINST proposals to classify the board of directors.

1D. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

    . Vote AGAINST proposals that provide that directors may be removed only for cause.

    . Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

    . Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

    . Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

1E. CUMULATIVE VOTING

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.

    .  Vote AGAINST management proposals to eliminate cumulative voting.

1F. ALTER SIZE OF THE BOARD

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Winslow supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

    .  Vote FOR proposals that seek to fix the size of the board.

    . Vote CASE-BY-CASE on proposals that seek to change the size or range of the board.

    . Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

2. RATIFICATION OF AUDITORS

Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. Winslow will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot. In cases where a company has pulled auditor ratification from the ballot within the last year, we will withhold votes from audit committee members.

In the summer of 2002, the U.S. Justice Department indicted Arthur Andersen for obstruction of justice in matters relating to the federal investigation of Enron Corp., and Arthur Andersen's viability as a stand-alone firm has been called into doubt by client and employee defections. In light of recent controversies surrounding companies audited by Arthur Andersen, we question the reliability and independence of their auditing services.

    . Vote FOR proposals to ratify auditors, unless the non-audit fees paid represent 50 percent or more of the total fees paid to the auditor or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

    . WITHHOLD votes from members of the Audit Committee, if a company is found to have pulled auditor ratification from the ballot.

    . WITHHOLD votes from members of the Audit Committee, if material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there is chronic internal control issues and an absence of established effective control mechanisms.

3. PROXY CONTEST DEFENSES / TENDER OFFER DEFENSES

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or securities. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation's shareholders. Such offers are referred to as hostile tender bids. Prior to 1968, tender offers were not federally regulated. In 1968, Congress enacted the Williams Act as an amendment to the 1934 Securities and Exchange Act to regulate all tender offers. The Securities and Exchange Commission has adopted regulations pursuant to the Williams Act that are intended to promote fairness and prevent fraudulent or manipulative practices. At the same time, many of the states have enacted statutes that are aimed at protecting incorporated or domiciled corporations from hostile takeovers. Many of these state statutes have been challenged as being unconstitutional on grounds that they violate the Williams Act and the commerce and supremacy clauses of the U.S. Constitution. Most statutes, however, have been upheld. The result is a complex set of federal and state regulation, with federal regulation designed to facilitate transactions and state laws intended to impede them.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also know as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. Shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

3A. SHAREHOLDER ABILITY TO CALL SPECIAL MEETING

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

    . Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

    . Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

3B. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

    . Vote FOR proposals to allow or facilitate shareholder action by written consent.

    . Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

3C. POISON PILLS

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer's equity holdings in the target company; 2) dilute the acquirer's voting interests in the target company; or 3) dilute the acquirer's equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

    . Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

3D. FAIR PRICE PROVISIONS

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

    . Vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

3E. GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

    . Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

    . Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

3F. UNEQUAL VOTING RIGHTS

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insolate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

    .  Generally vote AGAINST dual class.

    . Vote FOR dual class recapitalizations when the structure is designed to protect economic interests of investors.

3G. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

    . Vote FOR proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

    . Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

3H. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

    . Vote FOR proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

    . Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

3I. DIRECTOR AND OFFICER LIABILITY PROTECTION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While we recognize that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, we believe the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. We may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but we may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

    . Vote AGAINST proposals to limit or eliminate entirely director and officer liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

3J. DIRECTOR AND OFFICER INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. We may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

    . Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

    . Vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:
       (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

4. MISCELLANEOUS GOVERNANCE PROVISIONS

4A. CONFIDENTIAL VOTING

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

    .  Vote FOR management proposals to adopt confidential voting.

4B. BUNDLED PROPOSALS

    . Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

4C. ADJOURN MEETING IF VOTES ARE INSUFFICIENT

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

    . Vote AGAINST proposals to adjourn the meeting when votes are insufficient.

4D. CHANGING CORPORATE NAME

Proposals to change a company's name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

    .  Vote FOR changing the corporate name.

4E. OTHER BUSINESS

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

    .  Vote AGAINST other business proposals.

5. CAPITAL STRUCTURE

The equity in a corporate enterprise (that is, the residual value of the company's assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company's capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

5A. COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company's need for additional shares, and the company's performance as compared with their industry peers. A company's need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance. For industry peer comparisons, Winslow relies on data compiled by ISS on common stock authorization proposals for companies comprising 98 percent of the investable U.S. equity market. Companies are classified into one of 11 peer groups and each company's performance is measured on the basis of three-year total shareholder returns.

Winslow evaluates on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense.

    . Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

5B. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

    . Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

5C. REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

    . We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis.

    . We will generally vote FOR a reverse stock split if management provides a reasonable justification for the split and the company's authorized shares are adjusted accordingly.

5D. BLANK CHECK PREFERRED AUTHORIZATION

Preferred stock is an equity security, which has certain features similar to debt instruments , such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion--with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a devise to thwart hostile takeovers without shareholder approval.

    . Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

    . Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

    . Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.

    . Vote FOR requests to require shareholder approval for blank check authorizations.

5E. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks, and other legal requirements relating to the payment of dividends.

    .  Vote FOR management proposals to reduce the par value of common stock.

5F. PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

    . Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

5G. DEBT RESTRUCTURINGS

Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan will be analyzed considering the following issues:

   DILUTION--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

   CHANGE IN CONTROL--Will the transaction result in a change in control of the company?

   BANKRUPTCY--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

    .  Review on a CASE-BY-CASE basis proposals regarding debt restructurings.

5H. SHARE REPURCHASE PROGRAMS

    . Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

6. EXECUTIVE AND DIRECTOR COMPENSATION

As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans.

Without a doubt, stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.
Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders, include: excessive dilution; options awarded at below-market discounts; permissive policies on pyramiding; restricted stock giveaways that reward tenure rather than results; sales of shares on concessionary terms; blank-check authority for administering committees; option repricing or option replacements; accelerated vesting of awards in the event of defined changes in corporate control; stand-alone stock appreciation rights; loans or other forms of assistance; or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs of two or more year duration; bonus schemes that pay off in non-dilutive, fully deductible cash; 401K and other thrift or profit sharing plans; and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

6A. EQUITY-BASED INCENTIVE PLANS

The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) instead of simply focusing on voting power dilution. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to Global Industry Classification Standard (GICS) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company-specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation. In addition, we prefer that companies take additional steps to improve the incentive value of the plan, particularly those that aim to encourage executives to focus on long term performance. Holding periods, vesting provisions, and additional performance criteria are therefore encouraged.

Vote recommendations are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an AGAINST recommendation is made. If the proposed cost is below the allowable cap, a vote FOR the plan is recommended unless the plan violates the repricing guidelines or there are other significant concerns with the plan. Winslow will vote AGAINST incentive plans with greater than ten percent dilution. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an AGAINST vote--even in cases where the plan cost is considered acceptable based on the quantitative analysis. We will also give special consideration to companies that have been unresponsive to shareholder concerns with executive compensation issues.

In the event there is a disconnect between the CEO's pay and performance, where the main source for the pay increase is equity-based and the CEO participates in the plan being voted on, specifically, if more than half of the increase in total direct compensation is attributable to the equity component, we will generally recommend AGAINST the equity plan in which the CEO participates. In the case of a disconnect between the CEO's pay and performance, we will also recommend WITHHOLD votes from the compensation committee members whether or not an equity plan is on the ballot.

We will also consider the average three-year burn rate of companies in evaluating the costs of equity plans. Annual burn-rate levels are becoming important to institutional investors. Burn-rate, also known as run rate, is another measure of dilution that shows how rapid the company is depleting its shares reserved for equity compensation plans. It also captures the annual cost of granting equity to employees in terms of shares. The burn rate policy shall apply when there is an equity plan on the ballot.

    . Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

6B. APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Cash bonus plans can be an important part of an executive's overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company's stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

    . Vote FOR plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

6C. EMPLOYEE STOCK PURCHASE PLANS

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company's growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder's perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPP plans will soon have an expense charge to the income statements. Therefore, some companies offer nonqualified ESPP.

For nonqualified ESPPs, companies provide a match to employees' contributions instead of a discount in stock price. Also, limits are placed on employees' contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the IRC, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

    . Vote FOR qualified employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

    . Vote AGAINST qualified employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

    . Vote FOR nonqualified employee stock purchase plans with broad-based participation, limits on employee contribution, company matching of up to 25 percent, and no discount on the stock price on the date of purchase.

    . Vote AGAINST nonqualified employee stock purchase plans without broad-based participation, or when company matching exceeds 25 percent, or discounts are offered on the stock price at the date of purchase.

6D. OUTSIDE DIRECTOR STOCK AWARDS / OPTIONS IN LIEU OF CASH

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director's interest may be more closely aligned with those of shareholders.

    . Vote FOR proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

7. MERGERS AND CORPORATE RESTRUCTURINGS

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer's outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.

7A. MERGERS AND ACQUISITIONS

When voting on mergers and acquisitions we will take into account at least the following:
    .  anticipated financial and operating benefits;

    .  offer price (cost vs. premium);

    .  prospects of the combined companies;

    .  how the deal was negotiated;

    .  the opinion of the financial advisor;

    . potential conflicts of interest between management's interests and shareholders' interests;

    .  changes in corporate governance and their impact on shareholder rights;
       and

    . impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

    .  Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

7B. VOTING ON STATE TAKEOVER STATUTES

    . We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

    . We generally vote FOR opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

7C. VOTING ON REINCORPORATION PROPOSALS

    . Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations. Reincorporations into "tax havens" will be given special consideration.

7D. CORPORATE RESTRUCTURING

    . Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

7E. SPIN-OFFS

    . Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

7F. ASSET SALES

    . Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

7G. LIQUIDATIONS

    . Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

7H. APPRAISAL RIGHTS

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

    . Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

7I. GOING PRIVATE TRANSACTIONS

    . Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

    . Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

   . Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

   .   Cash-out value;

   . Whether the interests of continuing and cashed-out shareholders are balanced; and

   .   The market reaction to public announcement of transaction.

8. MUTUAL FUND PROXIES

8A. ELECTION OF TRUSTEES

Votes on trustee nominees are made on a CASE-BY-CASE basis, votes on the entire board of directors will examine the following factors: Votes should be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

2)  implement or renew a dead-hand or modified dead-hand poison pill

3) ignore a shareholder proposal that is approved by a majority of the votes cast

4) have failed to act on takeover offers where the majority of the shareholders have tendered their shares

8B. INVESTMENT ADVISORY AGREEMENT

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size.

    . Votes on investment advisory agreements should be evaluated on a CASE-BY-CASE basis.

8C. FUNDAMENTAL INVESTMENT

Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund.

    . Votes on amendments to a fund's fundamental investment restrictions should be evaluated on a CASE-BY-CASE basis.

8D. DISTRIBUTION AGREEMENTS

Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund's shares.

    . Votes on distribution agreements should be evaluated on a CASE-BY-CASE basis.

SHAREHOLDER PROPOSALS

9. CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION

9A. SHAREHOLDER MEETINGS/HOUSEKEEPING ISSUES

9A-1. ROTATE ANNUAL MEETING:

The argument in favor of rotating annual meeting location sites is to enable a greater number of shareholders to attend and participate in the meeting.

    . Vote FOR shareholder proposals to rotate the annual meeting of shareholders or change the date and time of the meeting.

9B. BOARD-RELATED ISSUES

9B-1. DECLASSIFY BOARD OF DIRECTORS:

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders' ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. In addition to these concerns, empirical evidence has suggested that such a structure is not in shareholders' best interests from a financial perspective. Studies performed by SEC economists and by academics support the view that classified boards are contrary to shareholder interests. For example, the SEC studied the impact of 649 antitakeover proposals, including classified boards, submitted between 1979 and 1985. Stocks within the group showed an average loss in value of 1.31 percent. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, we recommend against the adoption of classified boards.

    .  Vote FOR proposals to declassify the board the directors.

9B-2. SEPARATE CHAIRMAN AND CEO:

One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairman's duty to oversee management is obviously compromised when he is required to monitor himself. Generally we vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

    . Vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

9B-3. ADOPT CUMULATIVE VOTING:

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Cumulative voting therefore makes it easier for dissidents to be elected to a board.

..  Vote for shareholder proposals to permit cumulative voting.

9B-4. MAJORITY OF INDEPENDENT DIRECTORS:

We believe that a board independent from management is of vital importance to a company and its shareholders. Accordingly, we will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity within the last five years; past or current employment by a firm that is one of the company's paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's chairman or chief executive officer is also a board member, service with a non-profit that receives significant contributions from the company.

    . Vote FOR shareholder proposals that request that the board be comprised of a majority of independent directors.

    . Vote FOR shareholder proposals to strengthen the definition of independence for board directors.

9B-5. INDEPENDENT COMMITTEES:

Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. For example, the NYSE requires that the audit committees of listed companies to be entirely "independent." SEC proxy rules require disclosure of any members of a compensation committee who have significant business relationships with the company or interlocking directorships. We believe that initiatives to increase the independent representation of these committees or require that these committees be independent should be supported.

    . Vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

9B-6. ADOPT DIRECTOR TERM LIMITS:

Those who support term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

    . Vote AGAINST shareholder proposals to limit the tenure of outside directors.

9B-7. IMPLEMENT DIRECTOR SHARE OWNERSHIP REQUIREMENT:

Corporate directors should own some amount of stock of the companies on which they serve as board members. It is a simple way to align the interests of directors and shareholders. However, many highly qualified individuals such as academics and clergy, might not be able to meet this requirement. A preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on candidates. Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

    . Vote AGAINST shareholder proposals that seek to establish mandatory share ownership requirements for directors.

    . Vote FOR shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock.

9B-8. MAJORITY THRESHOLD VOTING REQUIREMENT FOR DIRECTORS:

Shareholders have expressed strong support for precatory shareholders on majority threshold voting. We believe shareholders should have a greater voice in regard to the election of directors and believes majority threshold voting represents a viable alternative to the current plurality system in the U.S.

.. Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

.. Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

9C. SHAREHOLDER RIGHTS & BOARD ACCOUNTABILITY

9C-1. REDUCE SUPERMAJORITY VOTE REQUIREMENTS:

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

.. Vote FOR proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

.. Vote FOR proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

9C-2. REMOVE ANTITAKEOVER PROVISIONS:

There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company's board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

..  Vote FOR shareholder proposals that seek to remove antitakeover provisions.

9C-3. SUBMIT POISON PILL (SHAREHOLDER RIGHTS PLAN) TO A VOTE:

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

.. vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

.. review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

..  Vote CASE-BY-CASE on proposals to amend an existing shareholder rights plan.

9C-4. CONFIDENTIAL VOTING:

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then resolicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

.. Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: IN THE CASE OF A CONTESTED ELECTION, MANAGEMENT IS PERMITTED TO REQUEST THAT THE DISSIDENT GROUP HONOR ITS CONFIDENTIAL VOTING POLICY. IF THE DISSIDENTS AGREE, THE POLICY REMAINS IN PLACE. IF THE DISSIDENTS DO NOT AGREE, THE CONFIDENTIAL VOTING POLICY IS WAIVED.

9C-5. WRITTEN CONSENT/SPECIAL MEETING:

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling. Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

.. Vote FOR shareholder proposals that provide for shareholder ability to take action by written consent and/or call a special meeting.

9C-6. ELECT AUDITORS/ ENSURE AUDITOR INDEPENDENCE:

These shareholder proposals request that the board allow shareholders to elect the company's auditor at each annual meeting. Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. We believe that shareholders should have the ability to ratify the auditor on an annual basis.

..  Vote FOR proposals that would allow shareholders to elect the auditors.

.. Vote FOR proposals that ask a company to adopt a policy on auditor independence

.. Vote FOR proposals that seek to limit the non-audit services provided by the company's auditor

.. Vote FOR shareholder proposals to allow shareholders to vote on auditor ratification.

9C-7. AUDITOR ROTATION:

To minimize any conflict of interest that may rise between the company and its auditor, we support the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, we also believe that the long tenure of audit firms at U.S. companies can be problematic.

.. Vote FOR shareholder proposals to rotate company's auditor every five years or more. We believe that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

9D. COMPENSATION ISSUES

9D-1. INCREASE DISCLOSURE OF EXECUTIVE COMPENSATION:

The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it often does not provide a complete picture of the company's compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management (1) has legitimate reasons for setting specific pay levels, and (2) is held accountable for its actions.

.. Vote FOR shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

9D-2. LIMIT EXECUTIVE COMPENSATION:

Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. A BUSINESS WEEK article cited by the AFL-CIO has stated that the average CEO of a major corporation made 42 times the pay of a typical American factory worker in 1980. By 1990, that ratio had more than doubled to 85 times the average factory wage. Eight years later the ratio was a "staggering" 419 times the average factory wage in 1998. According to the AFL-CIO, if this rate of growth were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

.. Vote FOR proposals to prepare reports seeking to compare the wages of a company's lowest paid worker to the highest paid workers.

.. Vote CASE-BY-CASE on proposals that seek to establish a fixed ratio between the company's lowest paid workers and the highest paid workers.

9D-3. PROHIBIT/REQUIRE SHAREHOLDER APPROVAL FOR OPTION REPRICING:

Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. We do not support repricing since it undermines the incentive purpose of the plan. The use of options as incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

..  Vote FOR shareholder proposals seeking to limit repricing.

.. Vote FOR shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

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9D-4. SEVERANCE AGREEMENTS/ GOLDEN PARACHUTES:

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a pay out during a change in control at usually two to three times base salary. Increasingly companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy, such disclosure is not required of tin parachutes.

.. Vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

9D-5. CASH BALANCE PLANS:

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other business lobbies are forming a Capitol Hill coalition to preserve the essential features of the plans and to overturn a recent IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

.. Vote FOR shareholder proposals calling for non-discrimination in retirement benefits.

.. Vote FOR shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

9D-6. PERFORMANCE-BASED OPTIONS/INDEXED OPTIONS:

We support compensating executives at a reasonable rate and believe that executive compensation should be strongly correlated to performance. We support option plans that provide challenging performance objectives and serve to motivate executives to excellent performance, and oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders. We support stock options as a significant component of compensation, but believes that there should be limits on grants to both individuals and the company's top executives, including: (1) no individual may be granted more than five percent of the total options granted in a single year, and (2) a company's group of executive officers may not be granted more than ten percent of the total options granted in the single year.

.. Vote FOR shareholder proposals to link executive pay to performance, including the use of indexed options and other indicators.

9D-7. LINK COMPENSATION TO NON-FINANCIAL FACTORS:

Proponents of these proposals feel that social criteria should be factored into the formulas used in determining compensation packages for executives. These shareholders are looking for companies to review current compensation practices and to include social performance criteria, such as increasing investment in order to revitalize "distressed areas," meeting environmental goals, and accounting for "poor corporate citizenship" when evaluating executive compensation. One of the companies cited by proponents as an example sets annual goals such as employee satisfaction, corporate responsibility, diversity and customer satisfaction as part of a written policy used in linking compensation with financial performance and non-financial bases for evaluation. Proponents believe that many of these factors such as poor environmental performance, workplace lawsuits, etc. are likely to have an impact

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on the company's financial performance in the future if they are not addressed adequately today. As a result, shareholders believe they should be considered along with traditional financial considerations when determining executive pay.

.. Vote FOR shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.

.. Vote FOR shareholder proposals seeking to link executive pay to non-financial factors.

9D-8. EXPENSING OF STOCK OPTIONS:

Beginning in 2002, companies came under intense pressure to expense stock options to reflect the true financial impact of the compensation arrangements on the company's bottom line. Although a number of companies have already moved to expense options, many have not. We believe that options expensing provides shareholders with a more accurate view of company performance.

..  Vote FOR shareholder proposals asking companies to expense stock options.

9E. STRATEGIC ISSUES

9E-1. SEEK SALE OF COMPANY/ASSETS:

These shareholder proposals generally call for the prompt sale of the company to the highest bidder. Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

.. We vote on a CASE-BY-CASE basis proposals that seek the sale of the company or company assets.

9E-2. HIRE ADVISOR/MAXIMIZE SHAREHOLDER VALUE:

These shareholder proposals recommend that the board engage the services of a nationally recognized investment banker to explore all alternatives to enhance shareholder value, including the possible sale or merger of the company. Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

.. We vote on a CASE-BY-CASE basis proposals that request the company hire an advisor to maximize shareholder value.

9E-3. CONVERT CLOSED-END FUND TO OPEN-END FUND:

Although, approval of these proposals would eliminate the discount at which the fund's shares trade. The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

.. Vote CASE-BY-CASE on shareholder proposals to convert a closed-end fund to an open-end fund.

10. SOCIAL & ENVIRONMENTAL PROPOSALS

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

       . the number and variety of shareholder resolutions on social and environmental issues has increased;

       . many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;

       . the proposals are more sophisticated - better written, more focused, and more sensitive to the feasibility of implementation; and

       . investors now understand that a company's response to social and environmental issues can have a serious economic consequences for the company and its shareholders.

In general, we vote for shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder and stakeholder value. We will vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining our vote on shareholder social, workforce--and environmental proposals, we also analyze the following factors:

   . whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

   .   the percentage of sales, assets and earnings affected;

   . the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

   . whether the issues presented should be dealt with through government or company-specific action;

   . whether the company has already responded in some appropriate manner to the request embodied in a proposal;

   . whether the company's analysis and voting recommendation to shareholders is persuasive;

   .   what other companies have done in response to the issue;

   .   whether the proposal itself is well framed and reasonable;

   . whether implementation of the proposal would achieve the objectives sought in the proposal; and

   . whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. We support shareholder proposals that improve the company's public image, and reduce exposure to liabilities.

10a. Diversity and Workplace Issues

Significant progress has been made in recent years in the advancement of women and racial minorities in the workplace and the establishment of greater protections against discriminatory practices in the workplace. However, discrimination on the basis of race, gender, religion, nationality, and sexual preference continues. Shareholder

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

proposals on diversity may target a company's board nomination procedures or seek greater disclosure on a company's programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

   . Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders.

   . Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost.

   . The presence of women, ethnic minorities and union members in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives.

   . Efforts to include women, minorities and union representatives on corporate boards can be made at reasonable costs.

   . Reports can be prepared "at reasonable expense" describing efforts to encourage diversified representation on their boards.

   . Board diversification increases the pool of the company's potential investors because more and more investors are favoring companies with diverse boards.

   . A commitment to diversity in the workforce can lead to superior financial returns.

10A-1. ADD WOMEN AND MINORITIES TO BOARD:

Board diversification proposals ask companies to put systems in place to increase the representation of women, minorities, union members or other underrepresented minority groups on boards of directors. In prior years, board diversification proposals requested that companies nominate board members from certain constituencies, appoint special committees to recommend underrepresented classes of board members, establish board positions reserved for representatives of certain groups, or simply "make greater efforts" to nominate women and ethnic minorities to their boards.

    . Vote FOR shareholder proposals that ask the company to take steps to nominate more women and minorities to the board.

    .  Vote FOR shareholder proposals asking for reports on board diversity.

    . Vote FOR shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

10A-2. PREPARE REPORT/PROMOTE EEOC-RELATED ACTIVITIES:

Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of women and ethnic minorities in jobs in which they have been historically underrepresented, such as sales and management. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies' filings to the public, unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

    . Vote FOR shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

    . Vote FOR shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

    . Vote FOR shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

    . Vote FOR shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

                                     C-32

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10A-3. REPORT ON PROGRESS TOWARD GLASS CEILING COMMISSION RECOMMENDATIONS:

In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing "an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder." The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. In recent years, shareholders have submitted proposals asking companies to report on progress made toward the Commission's recommendations.

    . Vote FOR shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission's recommendations.

    . Vote FOR shareholder proposals seeking to eliminate "glass ceiling" for women and minority employees.

10A-4. PROHIBIT DISCRIMINATION ON THE BASIS OF SEXUAL ORIENTATION:

Federal law does not ban workplace discrimination against gay and lesbian employees, and only a handful of states have enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation in their equal employment opportunity (EEO) statements, many still do not. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their gay and lesbian employees. In addition, proposals may seek disclosure on a company's general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of gay and lesbian employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of gay and lesbian employees.

    . Vote FOR shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation.

    . Vote for shareholder proposals seeking reports on a company's initiatives to create a workplace free of discrimination on the basis of sexual orientation.

    . Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

10A-5. REPORT ON/ELIMINATE USE OF RACIAL STEREOTYPES IN ADVERTISING:

Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

    . Vote FOR shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report.

10A-6. REPORT ON THE DISTRIBUTION OF STOCK OPTIONS BY GENDER AND RACE:

Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of companies.

    . Vote FOR shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

                                     C-33

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10B. CODES OF CONDUCT, LABOR STANDARDS & HUMAN RIGHTS

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company's labor practices in global markets. Efforts that seek greater disclosure on a company's labor practices and that seek to establish minimum standards for a company's operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

We generally support proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

10B-1. CODES OF CONDUCT AND VENDOR STANDARDS:

In recent years, an increasing number of shareholder proposals have been submitted that pertain to the adoption of codes of conduct or seek greater disclosure on a company's international workplace standards. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labor Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 175 member nations represented by workers, employers, and governments. The ILO's general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 180 member nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. The Global Sullivan Principles are a set of guidelines that support economic, social and political justice by companies where they do business; to support human rights and to encourage equal opportunity at all levels of employment.

    . Vote FOR shareholder proposals to implement human rights standards and workplace codes of conduct.

    . Vote FOR shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

    . Vote FOR shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).

    . Vote FOR shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

    . Vote FOR shareholder proposals that seek publication of a "Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

    . Vote FOR shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

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    .  Vote FOR shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee's wages and working conditions.

10B-2. PREPARE REPORT ON OPERATIONS IN BURMA/MYANMAR:

Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma, and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

    . Vote FOR shareholder proposals to adopt labor standards in connection with involvement in Burma.

    . Vote FOR shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

    .  Vote shareholder proposals to pull out of Burma on a CASE-BY-CASE basis.

10B-3. ADOPT/REPORT ON MACBRIDE PRINCIPLES:

The MacBride Principles, a set of nine fair employment guidelines for companies with operations in Northern Ireland, were created to remedy the under-representation of a minority (Catholics) in the workforce. Critics of the principles, most notably the British Government, point out that companies in Northern Ireland already are subject to Britain's Fair Employment Act (FEA) that has been credited with significantly improving the representation of Catholics in the workforce in that region. Some MacBride opponents say that by agreeing to abide by the Principles, companies may unintentionally run afoul of the FEA by engaging in reverse discrimination. Aware of the potential legal liability, shareholder proponents of the Principles word their MacBride resolutions to request only that firms, "take all lawful steps" to implement the MacBride Principles.

    . Vote FOR shareholder proposals to report on or to implement the MacBride Principles.

10B-4. ADOPT/REPORT ON CHINA PRINCIPLES:

Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of prison labor in manufacturing. In June 23, 1997 the Food and Allied Service Trades Department
(FAST) of the AFL-CIO released a report that identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People's Liberation Army (PLA), and hence ties to prison labor. The US Business Principles for Human Rights of Workers in China may help a company with operations in China avoid being blacklisted by U.S. states and municipalities, many of whom have limited their contracts with companies who fail to adopt similar principles in other countries recognized for committing gross human rights violations. Based on the country's human rights record, investors have asked companies to refrain from beginning new projects in the country until improvements are made. In addition, investors have asked for greater disclosure on the nature of a company's involvement in the country and on the impact of their involvement.

    . Vote FOR shareholder proposals requesting more disclosure on a company's involvement in China

    . Vote FOR shareholder proposals that ask a company to terminate a project or investment in China.

10B-5. PREPARE REPORT ON COMPANY ACTIVITIES AFFECTING INDIGENOUS PEOPLES'
RIGHTS:

In recent years, a number of US public companies have found their operations or expansion plans in conflict with local indigenous groups. Shareholders, concerned with the negative impact that the company's operations may have on the indigenous people's land and community, have sought reports detailing the impact of the company's actions and presence on these groups.

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    .  Vote FOR shareholder proposals to prepare reports on a company's impact on indigenous communities.

10C. ENVIRONMENT AND ENERGY

Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on an issue or seek to improve a company's environmental practices in order to protect the world's natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders say the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of this country, citing the findings of the Intergovernmental Panel on Climate Change. Shareholders argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost.

10C-1. ENVIRONMENTAL/SUSTAINABILITY REPORT:

Shareholders may request general environmental reports or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Companies have begun to report on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI is was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by the Coalition for Environmentally Responsible Economies (CERES) in partnership with the United Nations Environment Programme (UNEP).

    . Vote FOR shareholder proposals seeking greater disclosure on the company's environmental practices, and/or environmental risks and liabilities.

    . Vote FOR shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).

10C-2. GLOBAL WARMING/GREENHOUSE GAS EMISSIONS:

Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a "greenhouse effect" that traps the planet's heat. Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal. Shareholder proposals asking a company to issue a report to shareholders, "at reasonable cost and omitting proprietary information," on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company's role in global warming can be assembled at reasonable cost.

    . Vote FOR shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming and climate change risk.

    . Vote FOR shareholder proposals calling for the reduction of greenhouse gas.

    . Vote FOR shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

10C-3. INVEST IN CLEAN/RENEWABLE ENERGY:

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will

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reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

    . Vote FOR shareholder proposals seeking the preparation of a report on a company's activities related to the development of renewable energy sources.

    . Vote FOR shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

10C-4. DRILLING IN THE ARTIC NATIONAL WILDLIFE REFUGE:

The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska's North Slope. Legislation has been introduced in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for the development and production of oil. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, the majority of Alaska's North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

    . Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.

    . Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

10C-5. ADOPT/IMPLEMENT CERES PRINCIPLES:

The CERES Principles (Coalition for Environmentally Responsible Economies) require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public. CERES was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles, and later to be renamed the CERES Principles. CERES has been widely criticized by corporations for being duplicative with existing programs, vague, and difficult to implement. However, CERES is still regarded by many shareholder activists as being an important component of a company's approach to environmental issues.

      . Vote FOR shareholder proposals to study or implement the CERES principles.

10C-6. PHASE OUT CHLORINE-BASED CHEMICALS:

A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the negative environmental impact.

    . Vote FOR shareholder proposals to prepare a report on the phase-out of chorine bleaching in paper production.

    . Vote FOR shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

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10C-7. REPORT/REDUCE TOXIC EMISSIONS AND ASSESS COMMUNITY IMPACT:

Shareholder proposals asking companies to take steps to minimize their emissions of toxic chemicals or release of toxic waster into the environment can vary greatly. Some focus on reporting on the impact of these chemicals on the communities in which the company operates. Still others ask for a review of the company's efforts to minimize pollution.

    . Vote FOR shareholder proposals that seek to prepare a report on the company's procedures for reducing or preventing pollution and/or the impact of the company's pollution on the surrounding communities.

    . Vote FOR shareholder proposals calling on the company to establish a plan reduce toxic emissions.

10C-8. ADOPT A COMPREHENSIVE RECYCLING POLICY:

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company's negative impact on the environment and reducing costs over the long-term.

    . Vote FOR shareholder proposals requesting the preparation of a report on the company's recycling efforts.

    . Vote FOR shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

10C-9. NUCLEAR ENERGY:

Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences and with the difficulties involved in nuclear waste storage.

    . Vote FOR shareholder proposals seeking the preparation of a report on a company's nuclear energy procedures.

    . Vote CASE-BY-CASE on proposals that ask the company to cease the production of nuclear power.

10C-10. WATER USE:

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company's supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

    . Vote FOR shareholder proposals seeking the preparation of a report on a company's risks linked to water use.

10C-11 KYOTO PROTOCOL COMPLIANCE

With the Kyoto Protocol operational as of February 2005, ratifying countries have agreed to reduce their emissions of carbon dioxide and five other greenhouse gases. While some signatories have yet to release specific details of corporate regulations, the impact on multinationals operating in Kyoto-compliant countries is anticipated to be significant.

    . Vote FOR shareholder proposals asking companies to review and report on how companies will meet reduction targets of the Kyoto-compliant countries in which they operate.

10C-12 REPORT ON THE SUSTAINABILITY OF CONCENTRATED AREA FEEDING OPERATIONS

The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs have led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

    . Vote FOR requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

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10d. Weapons

Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

10D-1. REPORT ON HANDGUN SAFETY INITIATIVES:

Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company's contract instruction to distributors not to sell the company's weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company's involvement in promotion campaigns that could be construed as aimed at children.

    . Vote FOR shareholder proposals asking the company to report on its efforts to promote handgun safety.

    . Vote FOR shareholder proposals asking the company to stop the sale of handguns and accessories.

10D-2. PREPARE REPORT TO RENOUNCE FUTURE LANDMINE PRODUCTION:

Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to renounce the future development of landmines or components or to prepare a report on the feasibility of such a renouncement.

    . Vote FOR shareholder proposals seeking a report or the renouncement of future landmine production.

10D-3. PREPARE REPORT ON FOREIGN MILITARY SALES:

Every year, shareholders file proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals take various forms. One resolution simply calls on companies to report on their foreign military sales, providing information about any military products exported over the past three years, the company's basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on "offsets" e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

    . Vote FOR shareholder proposals to report on foreign military sales or offset agreements.

    . Vote CASE-BY-CASE on proposals that call for outright restrictions on foreign military sales.

10D-4. ADOPT ETHICAL CRITERIA FOR WEAPONS CONTRACTS:

Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution to incorporate environmental factors and sustainability issues related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining its business, communities, and environment for future generations.

    . Vote FOR shareholder proposals asking companies to review and amend, if necessary, the company's code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

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10E. CONSUMER ISSUES & PUBLIC SAFETY

10E-1. PHASE-OUT OR LABEL PRODUCTS CONTAINING GENETICALLY ENGINEERED
INGREDIENTS:

Shareholders ask companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until "long term safety testing" demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries are being asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders are asking supermarket companies to do the same for their own private label brands.

    . Vote FOR shareholder proposals to label products that contain genetically engineered products.

    . Vote FOR shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.

    . Vote FOR shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.

    . Vote FOR shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

10E-2. TOBACCO-RELATED PROPOSALS:

Shareholders file resolutions annually asking that companies with ties to the tobacco industry account for their marketing and distribution strategies, particularly as they impact smoking by young people. While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry one of their most prominent targets. Examples of tobacco proposals include: attempting to link executive compensation with teen smoking rates; the placement of company tobacco products in retail outlets; the impact of second hand smoke; and a review of advertising campaigns and their impact on children and minority groups.

    . Vote FOR shareholder proposals seeking to limit the sale of tobacco products to children.

    . Vote FOR shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

    . Vote FOR shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.

    . Vote FOR shareholder proposals seeking a report on a tobacco company's advertising approach.

    . Vote FOR shareholder proposals at insurance companies to cease investment in tobacco companies.

    . Vote FOR proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

    . Vote FOR proposals calling for tobacco companies to cease the production of tobacco products.

    . Vote FOR shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms "light," "ultra-light," "mild," and other similar words and/or colors.

    . Vote FOR shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, "Canadian Style" warnings, filter safety)

10E-3. ADOPT POLICY/REPORT ON PREDATORY LENDING PRACTICES:

Predatory lending involves charging excessive fees to sub prime borrowers without adequate disclosure. More specifically, predatory lending includes misleading sub prime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

    . Vote FOR shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

10E-4. DISCLOSURE ON CREDIT IN DEVELOPING COUNTRIES (LDCS) OR FORGIVE LDC DEBT:

Shareholders have asked banks and other financial services firms to develop and disclose lending policies for less developed countries. Proponents are concerned that, without such policies, lending to developing countries may

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contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LDC lending practices and responsible loan disclosure, we usually recommend voting for this type of proposal. In cases where it can be determined that companies have been proactive and responsible in developing policies, we recommend a vote against the proposal's adoption. We usually recommend against proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders. We may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage banks to change their policies.

    . Vote FOR shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.

    . Vote AGAINST shareholder proposals asking banks to forgive loans outright.

    . Vote CASE-BY-CASE on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

    . Vote FOR proposals to restructure and extend the terms of non-performing loans.

10E-5. ADOPT POLICY/REPORT ON DRUG PRICING:

Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs. According to proponents, the high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for about one-third of all prescription drug sales, but they often live on fixed incomes and are underinsured. Today about 20 million elderly people have little or no drug coverage in the U.S. and it is precisely this group, proponents argue, that faces that highest prescription drug costs. Proponents argue that the uninsured and underinsured pay substantially more for drugs than manufacturers' "favored" customers, such as HMOs and Federal agencies, and drug manufacturers are responsible for this discrepancy. Proponents also note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Proponents highlight this disparity, noting that pharmaceuticals sold to Canada are sold at a lower price than in the United States which has encouraged certain states and municipalities to re-import drugs from Canada, an action currently illegal under U.S. federal law. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage. Against the backdrop of the AIDS crisis in Africa, shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as TB and Malaria. Generally we support increased disclosure of economic and legal risks, as well as developing policies favorable to consumer welfare, however we recommend that shareholders do not encourage companies to enact plans that run counter to existing laws and regulations.

    .  Vote FOR shareholder proposals to prepare a report on drug pricing.

    .  Vote FOR shareholder proposals to adopt a formal policy on drug pricing.

    . Vote FOR shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs in third-world nations.

    . Vote FOR proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.

    . Vote AGAINST proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

10E-6. REPORT ON THE IMPACT OF HEALTH PANDEMICS ON COMPANY OPERATIONS

Sub-Saharan Africa is the most affected region in the world with regard to the HIV/AIDS epidemic. In 2003, an estimated 26.6 million people in this region were living with HIV and approximately 2.3 million people died of AIDS. With limited access to antiretroviral treatment for HIV/AIDS, the increasing death toll is expected to have profound social, political and economic impact on that region and the companies or industries with operations in Sub-Saharan Africa. In the past, shareholder proposals asked companies to develop policies to provide affordable HIV/AIDS, Malaria, and Tuberculosis drugs in third-world countries. However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including

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both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

    . Vote FOR shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, Malaria, and Tuberculosis, on their business strategies.

10E-7. ADULT ENTERTAINMENT:

Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company's image.

    . Vote FOR shareholder proposals that seek a review of the company's involvement with pornography.

10E-8. ABORTION/RIGHT TO LIFE ISSUES:

Shareholder proposals pertaining to abortion and right to life issues are rare. However, in the past shareholders have asked companies to stop manufacturing abortifacient drugs, to separate abortifacient drug operations from other operations, or to discontinue acute-care or physician management practices that involve support for abortion services. As long as abortion is legal, our position is that issues related to abortion should be a personal decision, not a corporate one. Therefore we recommend abstaining on anti-abortion and right-to-life proposals.

    .  ABSTAIN on shareholder proposals that address right to life issues.

10E-9. ANIMAL RIGHTS:

Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, we generally recommend voting for proposals on this issue. In cases where it can be determined that alternative testing methods are unreliable or are required by law, we recommend voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors farms and slaughter houses. We will generally vote in favor of such resolutions.

    . Vote FOR shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.

    . Vote FOR shareholder proposals that ask companies to adopt or/and report on company animal welfare standards.

    . Vote FOR shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.

10E-10. DISCLOSURE ON PLANT CLOSINGS:

Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community's largest employers. We usually recommend voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, we recommend against the proposal.

    . Vote FOR shareholder proposals seeking greater disclosure on plant closing criteria if such information has not been provided by the company.

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10E-11. REPORT ON THE FEASIBILITY OF REMOVING "HARMFUL" INGREDIENTS FROM
COSMETIC PRODUCTS:

Shareholders have targeted a large cosmetics company with proposals asking the company to report on the feasibility of removing parabens from their cosmetic products. Parabens are synthetic preservatives that can prevent microbial bacteria and fungal growth in products and have come under scrutiny following a few key studies that identify the alkyl hydroxy benzoate preservatives (methyl-, ethyl-, propyl-, and butylparaben) as estrogenic, or mimicking the hormone estrogen. Steroidal estrogen has been identified as a "known human carcinogen" by the U.S. Department of Health Public Health Service and has caused concern that other ingredients with estrogenic properties may also contribute to increased cancer risk. Proponents of these paraben-related proposals usually note that although parabens are not actually carcinogenic, they do exhibit estrogenic characteristics and, therefore, their safety in cosmetic products should be "reassessed."

    . Vote FOR shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all "harmful" ingredients used in company products.

10E-12 LAND PROCUREMENT AND DEVELOPMENT

Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

    . Vote FOR shareholder proposals requesting that companies report on or adopt policies for land procurement and use that in corporate social and environmental factors.

10E-13 VIOLENCE AND ADULT THEMES IN VIDEO GAMES

Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.

    . Vote FOR shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

10F. DONATIONS, GOVERNMENT RELATIONS & OUTSOURCING

10F-1. CONTROL OVER CHARITABLE CONTRIBUTIONS:

Shareholders have attempted to impose criteria on companies for the selection of recipients of corporate charitable contributions that would further specific objectives supported by the sponsors of the proposals. We believe that management is in a much better position than shareholders to decide what criteria are appropriate for corporate charitable contributions. Also, some of the proposals would require companies to poll their shareholders as part of the grant-making process. Since many companies have hundreds of thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be burdensome and expensive.

    . Vote AGAINST shareholder proposals giving criteria or to require shareholder ratification of grants.

    . Vote AGAINST shareholder proposals requesting that companies prohibit charitable contributions.

10F-2. NON-PARTISANSHIP/ POLITICAL CONTRIBUTIONS:

Proponents of resolutions calling for the abolishment of political contributions or making contributions to political campaigns are concerned with the increasing power of corporations in the country's political process. These resolutions seek to limit the involvement of corporations in the political process.

    . Vote FOR proposals calling for a company to disclose its political contributions, unless the terms of the proposal are unduly restrictive

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    .  Vote FOR proposals calling for a company to maintain a policy of non-partisanship and to limit political contributions.

    . Vote AGAINST proposals calling for a company to refrain from making any political contributions.

10F-3. DISCLOSURE ON PRIOR GOVERNMENT SERVICE:

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

    . Vote FOR shareholder proposals calling for the disclosure of prior government service of the company's key executives.

10F-4. REPORT ON RISKS OF OUTSOURCING:

Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company's brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

    . Vote FOR shareholders proposals asking for companies to report on the risks associated with outsourcing or off-shoring.

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                                    PART C

                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Trust Instrument of Registrant as amended and restated on August 14, 2000 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number 0001004402-00-000327).

(b) By-Laws of Registrant (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

(c) See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d) (1) Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

     (2) Investment Advisory Agreement between Registrant and Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(d) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

     (3) Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

     (4) Investment Advisory Agreement between Registrant and Mastrapasqua & Associates (Exhibit incorporated by reference as filed as Exhibit
         (d)(8) in post-effective amendment No. 81 via EDGAR on July 31, 2000, accession number 0001004402-00-000261).

     (5) Investment Advisory Agreement between Registrant and Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(9) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

     (6) Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit
         (d)(11) in post-effective amendment No. 99 via EDGAR on July 31, 2001, accession number 0001004402-01-500152).

     (7) Management Agreement between Registrant and King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 104 via EDGAR on October 30, 2001, accession number 0001004402-01-500264).

     (8) Investment Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Philadelphia International Advisors, LP (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 125 via EDGAR on January 27, 2003, accession number 0001004402-03-000044).

     (9) Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment
         No. 137 via EDGAR on October 30, 2003, accession number
         0001004402-03-000559).

     (10)Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

     (11)Management Agreement between Registrant and Auxier Asset Management (Exhibit incorporated by reference as filed as Exhibit (d) (19) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

     (12)Investment Advisory Agreement between Registrant and Windowpane Advisors LLC (Exhibit incorporated by reference as filed as Exhibit
         (d) (20) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

     (13)Sub-Advisory Agreement between Windowpane Advisors LLC and Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

     (14)Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (15)Sub-Advisory Agreements between Absolute Investment Advisers, LLC and each sub-adviser to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment
         No. 171 via EDGAR on May 6, 2005, accession number
         0001275125-05-000241).

     (16)Investment Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d) (25) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

     (17)Investment Advisory Agreement between Registrant and Dover Corporate Responsibility Management LLC (Exhibit incorporated by reference as filed as Exhibit (d) (26) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

     (18)Interim Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(25) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

     (19)Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit
         (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182.

     (20)Investment Advisory Agreement between Registrant and Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

     (21)Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated regarding Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

     (22)Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Walter Scott & Partners Limited regarding Brown Advisory International Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

     (23)Investment Advisory Agreement between Registrant and Alex. Brown Investment Management regarding Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (d)(23) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

     (24)Form of Investment Advisory Agreement between Registrant and Third Millennium Investment Advisors, LLC regarding Third Millennium Russia Fund to be filed by further amendment.

     (25)Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Mohican Financial Management, LLC, regarding Absolute Strategies Fund to be filed by further amendment.


     (26)Form of Investment Advisory Agreement between Registrant and Liberty Street Advisors, LLC regarding Liberty Street Horizon Fund Exhibit is filed herewith as Exhibit (d)(26).

     (27)Form of Sub-Advisory Agreement between Liberty Street Advisors, LLC and Horizon Asset Management, Inc. regarding Liberty Street Horizon Fund Exhibit filed herewith as Exhibit (d)(27).


     (28)Sub-Advisory Agreement between Absolute Investment Adviser, LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

(e) (1) Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 120 via EDGAR on December 6, 2002, accession number 0001004402-02-000540).

     (2) Distribution Agreement between Registrant and Foreside Fund Services, LLC dated November 24, 2003 as amended and restated October 1, 2004 and August 8, 2005 (Exhibit (e)(2)) in post-effective amendment
         No. 195 via EDGAR on September 15, 2006 accession number
         0001275125-06-000394.)

(f)      None.

(g) (1) Custodian Agreement between Registrant and Brown Investment Advisory & Trust Company relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 130 via EDGAR on July 15, 2003, accession number
         0001004402-03-000431).

     (2) Global Custodial Services Agreement between Forum Funds and Citibank, N.A (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).


(h) (1) Form of Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. is filed herewith as Exhibit (h)(1).

     (2) Shareholder Service Plan of Registrant dated March 18, 1998 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed as Exhibit (9)(d) in post-effective amendment No. 65 via EDGAR on September 30, 1998, accession number 0001004402-98-000530).

     (3) Shareholder Service Plan of Registrant dated July 1, 2000 relating to Mastrapasqua Growth Value Fund (Exhibit incorporated by reference as filed as Exhibit (h)(7) in post-effective amendment No. 82 via EDGAR on August 14, 2000, accession number 0001004402-00-000283).

     (4) Shareholder Service Plan of Registrant dated March 29, 2001, relating to Winslow Green Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(12) in post-effective amendment No. 91 via EDGAR on April 3, 2001, accession number 0001004402-01-000118).

     (5) Shareholder Service Plan of Registrant dated November 24, 2003 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 142 via EDGAR on February 26, 2004, accession number
         0001275125-04-000027).

     (6) Shareholder Service Plan of Registrant dated September 14, 2004 relating to Jordan Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (h) (10) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number 0001275125-04-000313).

     (7) Shareholder Service Plan of Registrant dated September 22, 2004 relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

     (8) Contractual Fee Waiver Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund dated February 28, 2007 is filed herewith as Exhibit (h)(8).

     (9) Contractual Fee Waiver Agreement between Registrant and Winslow Management Company dated April 23, 2007, LLC is filed herewith as Exhibit (h)(9).

     (10)Contractual Fee Waiver Agreement between Registrant and D.F. Dent and Company, Inc. regarding DF Dent Premier Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(15) in post-effective amendment No. 193 via EDGAR on July 31, 2006 accession number 0001275125-06-000276).

     (11)Contractual Fee Waiver Agreement between Registrant and AH Lisanti Capital Growth, LLC regarding Adams Harkness Small Cap Growth Fund to be filed by further amendment.

     (12)Contractual Fee Waiver Agreement between Registrant and Auxier Asset Management LLC regarding Auxier Focus Fund dated October 16, 2006 (Exhibit incorporated by reference as filed as Exhibit (h)(17) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

     (13)Contractual Fee Waiver Agreement between Registrant and Absolute Investment Advisers, LLC regarding Absolute Strategies Fund is filed herewith as Exhibit (h)(13).

     (14)Contractual Fee Waiver Agreement between Registrant and Dover Corporate Responsibility Management LLC regarding Dover Responsibility Fund dated March 1, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(16) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

     (15)Contractual Fee Waiver Agreement between Registrant and Brown Investment Advisory Incorporated regarding Brown Advisory Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (h)(20) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182)

     (16)Form of Contractual Fee Waiver Agreement between Registrant and Alex. Brown Investment Management regarding Flag Investors Equity Opportunity Fund and Flag Investors Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number 0001275125-06-000394.)

     (17)Form of Contractual Fee Waiver Agreement between Registrant and Third Millennium Investment Advisors, LLC regarding Third Millennium Russia Fund to be filed by further amendment.

     (18)Form of Contractual Fee Waiver Agreement between Registrant and Liberty Street Advisors, Inc. is filed herewith as Exhibit (h)(18).

     (19)Compliance Services Agreement between Registrant and Foreside Compliance Services, LLC dated October 1, 2004 as amended and restated June 1, 2005 and August 8, 2006 (Exhibit (h)(22) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number 0001275125-06-000394.)


(i)      Opinion and Consent of Counsel filed as Exhibit (i).


(j)      Consent of Independent Auditors is filed herewith as Exhibit (j).


(k)      None.

(l) Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).


(m) (1) Rule 12b-1 Plan adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Intermediate Income Fund, Dover Responsibility Fund, Golden Large Core Value Fund, Golden Small Core Value Fund, Merk Hard Currency Fund, Shaker Fund, SteepleView Fund, Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund is filed herewith as Exhibit (m)(1).


(n) (1) Rule 18f-3 Plan dated August 1, 2002 (as amended February 13, 2006) adopted by Registrant for Brown Advisory Small-Cap Growth Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund, Brown Advisory International Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Real Estate Fund, Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(2) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

     (2) Rule 18f-3 Plan dated September 14, 2004 adopted by Registrant for Auxier Focus Fund (Investor, A and C Shares) (Exhibit incorporated by reference as filed as Exhibit n(3) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number
         0001275125-04-000313).

     (3) Rule 18f-3 Plan adopted by Registrant for Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (n)(5) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (4) Rule 18f-3 Plan adopted by Registrant for Merk Hard Currency Fund (Exhibit incorporated by reference as filed as Exhibit (n)(6) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (5) Rule 18f-3 Plan adopted by Registrant for Dover Responsibility Fund (Exhibit incorporated by reference as filed as Exhibit (n)(7) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (6) Rule 18f-3 Plan adopted by Registrant for Golden Large Core Value Fund and Golden Small Core Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 179 via EDGAR on August 12, 2005, accession number 0001275125-05-000389).

     (7) Rule 18f-3 Plan adopted by Registrant for Winslow Green Growth Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).

     (8) Rule 18f-3 Plan adopted by Registrant for Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

     (9) Rule 18f-3 Plan adopted by Registrant for Third Millennium Russia Fund to be filed by further amendment.

     (10)Rule 18f-3 Plan adopted by Registrant for Liberty Street Horizon Fund to be filed by further amendment.

(p) (1) Code of Ethics adopted by Registrant (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number
         0001275125-05-000362).

     (2) Code of Ethics adopted by Brown Investment Advisory Incorporated (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

     (3) Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number
         0001004402-00-000327).

     (4) Code of Ethics adopted by Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 82 via EDGAR on August 14, 2000, accession number 0001004402-00-000283).

     (5) Code of Ethics adopted by Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).


     (6) Code of Ethics adopted by Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(9) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

     (7) Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 98 via EDGAR on June 28, 2001, accession number 0001004402-01-500127).

     (8) Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post effective amendment No.166 via EDGAR on February 28, 2005, accession number 0001275125-05-000122).

     (9) Code of Ethics adopted by Philadelphia International Advisors, LP (Exhibit incorporated by reference as filed as Exhibit (p)(12) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

     (10)Code of Ethics adopted by Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

     (11)Code of Ethics adopted by AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

     (12)Code of Ethics adopted by Citigroup Global Transaction Services, Fund Services (Exhibit incorporated by reference as filed as Exhibit
         (p) (1) in post-effective amendment No. 147 via EDGAR on July 30, 2004, accession number 0001275125-04-000225).

     (13)Code of Ethics adopted by Walter Scott & Partners Limited (Exhibit incorporated by reference as filed as Exhibit (p)(16) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

     (14)Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

     (15)Code of Ethics adopted by Windowpane Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(18) in post-effective amendment No. 162 via EDGAR on February 23, 2005, accession number 0001275125-05-00085).

     (16)Code of Ethics adopted by Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (17)Code of Ethics adopted by Forum Investment Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

     (18)Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(23) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (19)Code of Ethics adopted by Aronson+Johnson+Ortiz, LP (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (20)Code of Ethics adopted by Bernzott Capital Advisors (Exhibit incorporated by reference as filed as Exhibit (p)(25) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (21)Code of Ethics adopted by Contravisory Research & Management Corp. (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (22)Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(28) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

     (23)Code of Ethics adopted by Kinetics Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (24)Code of Ethics adopted by Loomis, Sayles & Company, L.P. (Exhibit incorporated by reference as filed as Exhibit (p)(30) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (25)Code of Ethics adopted by Metropolitan West Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(31) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (26)Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (27)Code of Ethics adopted by TWIN Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(36) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (28)Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(37) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (29)Code of Ethics adopted by Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number
         0001275125-05-000215).

     (30)Code of Ethics adopted by Dover Corporate Responsibility Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(39) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

     (31)Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043).

     (32)Code of Ethics adopted by Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit (p) (41) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

     (33)Code of Ethics adopted by Alex. Brown Investment Management (to be filed by further amendment).

     (34)Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(42) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number
         0001275125-05-000327).

     (35)Code of Ethics of Third Millennium to be filed by further amendment.

     (36)Code of Ethics of Mohican Financial Management, LLC is filed herewith as Exhibit (p)(36).

     (37)Code of Ethics of Liberty Street Advisors, Inc. is filed herewith as Exhibit (p)(37).

     (38)Code of Ethics adopted by Kovitz Financial Group, LLC to be filed by further amendment.


Other Exhibits:

(A) Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and
    J. Michael Parish, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (A) in post-effective amendment
    No. 207 via EDGAR on April 26, 2007, accession number 0001193125-07-091905).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

   None

ITEM 25. INDEMNIFICATION

   In accordance with Section 3803 of the Delaware Business Trust Act,
   Section 10.02 of Registrant's Trust Instrument provides as follows:

   "10.02. INDEMNIFICATION

   (a) Subject to the exceptions and limitations contained in Section (b) below:

      (i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

      (ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

   (b) No indemnification shall be provided hereunder to a Covered Person:

      (i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

      (ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

        (A) By the court or other body approving the settlement;

        (B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

        (C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

   (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

   (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

   (e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

   (f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

   With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Austin Investment Management, Inc.; Auxier Asset Management, LLC, H.M. Payson & Co.; and King Investment Advisors, Inc. include language similar to the following:

   "SECTION 4. STANDARD OF CARE. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."

   With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Alex. Brown Investment Management; Absolute Investment Advisers, LLC; AH Lisanti Capital Growth, LLC; Brown Investment Advisory Incorporated; D.F. Dent and Company, Inc.; Golden Capital Management, LLC; Mastrapasqua & Associates; Merk Investments, LLC; Polaris Capital Management, Inc.; Spears, Grisanti & Brown, LLC; Windowpane Advisors, LLC; and Winslow Capital Management, LLC provide similarly as follows:

   "SECTION 5. STANDARD OF CARE. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply."

   With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

   "(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act ("Distributor Indemnitees") free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor ("Distributor Claims").

   After receipt of the Distributor's notice of termination under
   Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

   (b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

   (c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the "Trust Indemnitees"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

      (i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

      (ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in
   Section 7 of this Agreement ("Trust Claims").

   (d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

   (e) The Trust's and the Distributor's obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

   (f) The provisions of this Section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

   (g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

   (h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

   (i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Winslow Management Company, LLC

   The following chart reflects the directors and officers of Winslow, including their business connections, which are of a substantial nature. The address of Winslow is 99 High Street, 12th Floor, Boston, Massachusetts 02104 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

   Name                   Title                     Business Connection
   ----                   ------------------------  ------------------------
   Jack W. Robinson       President and Chief       Winslow, Adams Harkness
                          Investment Officer        Financial Group
   Elizabeth Cluett Thors Partner                   Winslow
   Matthew W. Patsky      Partner                   Winslow

(b) AH Lisanti Capital Growth, LLC

   The following chart reflects the directors and officers of AH Lisanti, including their business connections, which are of a substantial nature. The address of AH Lisanti is 623 5th Avenue, New York, NY 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

   Name         Title                     Business Connection
   ----         ------------------------  ----------------------------------
   Mary Lisanti President                 AH Lisanti
   John Adams   Chairman                  AH Lisanti, Canaccord Adams Inc.
   Kevin Dunn   Director                  AH Lisanti, Canaccord Adams Inc.

(c) Austin Investment Management, Inc.

   The following chart reflects the director and officer of Austin, including his business connections, which are of a substantial nature. The address of Austin is 375 Park Avenue, New York, New York 10152.

   Name          Title                          Business Connection
   ----          -----------------------------  ---------------------------
   Peter Vlachos Director, President,           Austin
                 Treasurer, Secretary

(d) Auxier Asset Management LLC

   The following chart reflects the directors and officers of Auxier, including their business connections, which are of a substantial nature. The address of Auxier is 5000 S.W. Meadows Road, Suite 410, Lake Oswego, OR 97035-2224 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

   Name             Title                          Business Connection
   ----             -----------------------------  ------------------------
   James J. Auxier  Chief Executive Officer        Auxier
   Shauna C. Tweedy Chief Financial Officer        Auxier

(e) Brown Investment Advisory Incorporated

   The following chart reflects the directors and officers of Brown, including their business connections, which are of a substantial nature. The address of Brown, Brown Investment Advisory & Trust Company and Brown Advisory Holdings, Incorporated is 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                Title                        Business Connection
----                ---------------------------- -----------------------------
Michael D. Hankin   President & Director         Brown

                    Director and Chief Executive Brown Investment Advisory and
                    Officer, Trustee             Trust Company
                    Director, President          Brown Advisory
                    and Chief Executive          Holdings,
                    Officer                      Incorporated

David M. Churchill  Treasurer & Director         Brown
                    Treasurer and Chief          Brown Investment
                    Financial Officer            Advisory and Trust
                                                 Company
                    Treasurer and Chief          Brown Advisory
                    Financial Officer            Holdings,
                                                 Incorporated

Christopher Laia    Secretary                    Brown
                    Secretary                    Brown Investment
                                                 Advisory and Trust
                                                 Company
                    Secretary                    Brown Advisory
                                                 Holdings,
                                                 Incorporated

Patrick J. Ventura  Chief Compliance             Brown
                    Officer

(f) Cardinal Capital Management, L.L.C.

   The following chart reflects the directors and officers of Cardinal, including their business connections, which are of a substantial nature. The address of Cardinal is One Fawcett Place, Greenwich, Connecticut 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

   Name                  Title                            Business Connection
   ----                  -------------------------------  -------------------
   Amy K. Minella        Managing Partner                      Cardinal
   Eugene Fox            Managing Director                     Cardinal
   Robert B. Kirkpatrick Managing Director                     Cardinal
   Thomas J. Spelman     Managing Director/Chief               Cardinal
                         Financial Officer/Chief
                         Compliance Officer

(g) D.F. Dent and Company, Inc.

   The following chart reflects the directors and officers of D.F. Dent, including their business connections, which are of a substantial nature. The address of D.F. Dent is 2 East Read Street, Baltimore, Maryland 21201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

   Name                  Title                            Business Connection
   ----                  -------------------------------  -------------------
   Daniel F. Dent        President and Treasurer               D.F. Dent
   Sutherland C. Ellwood Vice President                        D.F. Dent
   Thomas F. O'Neil      Vice President and Secretary          D.F. Dent
   Linda W. McCleary     Vice President                        D.F. Dent

(h) Golden Capital Management, LLC

   The following chart reflects the directors and officers of Golden Capital Management, LLC including their business connections, which are of a substantial nature. The address of Golden Capital Management, LLC is Five Resource Square, 10715 David Taylor Drive, Suite 150, Charlotte, North Carolina 28262 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                   Title                          Business Connection
----                   -----------------------------  -------------------------
Greg Golden            Principal, President & CEO     Golden Capital Management
Jeff C. Moser          Principal, Managing Director   Golden Capital Management
Jonathan Cangalosi     Managing Director              Golden Capital Management
Lynette Alexander      Managing Director & CCO        Golden Capital Management
Robi Elnekave          Managing Director              Golden Capital Management

(i) H.M. Payson & Co.

   The following chart reflects the directors and officers of H.M. Payson & Co., including their business connections, which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

Name                   Title                          Business Connection
----                   -----------------------------  ------------------------
John C. Downing        Managing Director, Treasurer   H.M. Payson & Co.
Thomas M. Pierce       Managing Director              H.M. Payson & Co.
Peter E. Robbins       Managing Director              H.M. Payson & Co.
John H. Walker         Managing Director, President   H.M. Payson & Co.
Teresa M. Esposito     Managing Director              H.M. Payson & Co.
John C. Knox           Managing Director              H.M. Payson & Co.
Harold J. Dixon        Managing Director              H.M. Payson & Co.
Michael R. Currie      Managing Director              H.M. Payson & Co.
William O. Hall, III   Managing Director              H.M. Payson & Co.

(j) King Investment Advisors, Inc.

   The following chart reflects the directors and officers of King, including their business connections, which are of a substantial nature. The address of King is 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name               Title                         Business Connection
----               ----------------------------- ------------------------------
Roger E. King      Chairman and President        King
John R. Servis     Director                      King
                   Owner, Commercial Real Estate John R. Servis Properties
                                                  602 Hallie, Houston, TX 77024
Pat H. Swanson     Compliance Officer            King
Jane D. Lightfoot  Secretary/Treasurer           King



(k) Philadelphia International Advisors, LP

   The following chart reflects the directors and officers of PIA, including their business connections, which are of a substantial nature. The address of PIA is One Liberty Place, 1650 Market Street, Philadelphia, PA 19103 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                          Title                    Business Connection
----                          -----------------------  -----------------------
Andrew B. Williams, CFA       Chief Investment         PIA
                              Officer and
                              Lead Portfolio Manager
                              Treasurer                Treasurer, Germantown
                                                       Friends' School
                                                       31 West Coulter Street
                                                       Philadelphia, PA 19144

Robert C. Benthem de Grave    Portfolio Manager        PIA
Frederick B. Herman, III, CFA Portfolio Manager        PIA
Peter W. O'Hara, CFA          Portfolio Manager        PIA
Christopher S. Delpi, CFA     Director of Research     PIA
James S. Lobb                 Managing Director of     PIA
                                Sales & Service
                              Board Member             Riddle Memorial
                                                       Hospital 1068 West
                                                       Baltimore Pike Media,
                                                       PA 19063

Scott E. Decatur, PhD         Director of              PIA
                                Quantitative Research
Thomas R. Angers, CFA         Research Analyst         PIA
Wei Huang, PhD                Research Analyst         PIA
Kent E. Weaver, Jr., CFA      Director of Client       PIA
                              Service/CCO

(l) Polaris Capital Management, Inc.

   The following chart reflects the directors and officers of Polaris, including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                   Title                         Business Connection
----                   ----------------------------  -------------------------
Bernard R. Horn, Jr.   President, Portfolio Manager  Polaris
Edward E. Wendell, Jr. Treasurer                     Polaris
                       President                     Boston Investor Services,
                                                     Inc.


(m) Grisanti Brown & Partners, LLC


   The following chart reflects the directors and officers of Spears, Grisanti & Brown, LLC, including their business connections, which are of a substantial nature. The address of Shaker is 45 Rockefeller Plaza, 17th Floor, New York, New York, 10111 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.


Name                      Title                     Business Connection
----                      ------------------------  --------------------------
Vance C.Brown             Principal                 Spears, Grisanti & Brown
Christopher C. Grisanti   Principal                 Spears, Grisanti & Brown


(n) Windowpane Advisors, LLC

   The following chart reflects the directors and officers of Windowpane, including their business connections, which are of a substantial nature. The address of Windowpane is 60 W. Broadway, Suite 1010, San Diego, California 92101-3355 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                         Title                        Business Connection
----                         ---------------------------  --------------------
Michael Stolper              Managing Member              Windowpane
Barbara Ann Malone           Managing Member              Windowpane

(o) Hellman, Jordan Management Co., Inc.

   The following chart reflects the directors and officers of Hellman, including their business connections, which are of a substantial nature. The address of Hellman is 75 State Street, Boston, Massachusetts 02109 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                         Title                        Business Connection
----                         ---------------------------  --------------------
Gerald R. Jordan, Jr.        Chairman                     Hellman
Gerald Reid Jordan           President                    Hellman
Nicholas Gleysteen           Senior Vice President        Hellman
Susan G. Lynch               Vice President               Hellman
Luke Murphy                  Vice President               Hellman
Ethan T. Brown               Vice President               Hellman

(p) Walter Scott & Partners Limited

   The following chart reflects the directors and officers of Walter Scott, including their business connections, which are of a substantial nature. The address of Walter Scott is One Charlotte Square, Edinburgh, Scotland EH2 4DZ and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                        Title                          Business Connection
----                        ------------------------------ -------------------
Walter G. Scott             Chairman                       Walter Scott
John Clark                  Director                       Walter Scott
Marilyn R. Harrison         Director                       Walter Scott
Kenneth J. Lyall            Director                       Walter Scott
James D. Smith              Director                       Walter Scott
Pamela J. Maxton            Director                       Walter Scott
Alistair Lyon-Dean          Secretary and Chief Compliance
                             Officer                       Walter Scott
Alan McFarlane              Managing Director              Walter Scott
Sharon F. Bentley-Hamlyn    Director                       Walter Scott
Rodger H. Nisbet            Director                       Walter Scott

(q) Absolute Investment Advisers, LLC

   The following chart reflects the directors and officers of Absolute, including their business connections, which are of a substantial nature. The address of Absolute is 94 Station St., Suite 202, Hingham, MA 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                         Title                     Business Connection
----                         ------------------------  -----------------------
Anthony R. Bosch             Principal                 Absolute
Brian D. Hlidek              Principal                 Absolute
James P. Compson             Principal                 Absolute
Christian E. Aymond          Principal                 Absolute
Alexander H. Petro           Principal                 Absolute
Fort Hill Capital Management Direct Owner              Absolute

(r) Aronson+Johnson+Ortiz, LP

   The following chart reflects the directors and officers of Aronson, including their business connections, which are of a substantial nature. The address of Aronson is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                      Business Connection
----                      -------------------------- -------------------------
Theodore R. Aronson       Managing Principal;        Aronson;
                           Limited Partner;
                          Member of Aronson+         Member of
                          Johnson+ Ortiz, LLC         Aronson+Johnson+Ortiz,
                                                      LLC
Martha E. Ortiz           Principal; Limited Partner Aronson
Kevin M. Johnson          Principal; Limited Partner Aronson
Paul E. Dodge             Principal; Limited Partner Aronson
Stefani Cranston          Principal; Limited Partner Aronson
Gina Maria N. Moore       Principal; Limited Partner Aronson
Gregory J. Rogers         Principal; Limited Partner Aronson
Aronson+Johnson+Ortiz,    General Partner            Aronson
 LLC
Joseph F. Dietrick        Chief Compliance Officer;  Aronson
                           Chief Legal Officer
Douglas D. Dixon          Principal; Limited Partner Aronson
Robert B. Wenzinger       Principal; Limited Partner Aronson

(s) Bernzott Capital Advisors

   The following chart reflects the directors and officers of Bernzott, including their business connections, which are of a substantial nature. The address of Bernzott is 888 W. Ventura Blvd., Suite B, Camarillo, California 93010-8383 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                        Title                        Business Connection
----                        ---------------------------  ---------------------
Kevin Bernzott              Chairman; CEO;               Bernzott
                             Compliance Officer
Peter F. Banks              President;                   Bernzott
                             Chief Investment Officer
Dale A. Eucker              Director                     Bernzott
Randall A. Schouten         Director                     Bernzott
Priscilla A. Olsen          Director                     Bernzott
Peter D. Demartino          Director                     Bernzott
Thomas A. Derse             Chief Financial Officer      Bernzott
Kathleen A. Loretto         Director                     Bernzott
Bernzott Capital Advisors   Shareholder                  Bernzott
Profit Sharing Plan
Margaret A. Schouten        Director                     Bernzott

(t) Contravisory Research & Management Corp.

   The following chart reflects the directors and officers of Contravisory, including their business connections, which are of a substantial nature. The address of Contravisory is 99 Derby Street, Suite 302, Hingham, Massachusetts 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                           Title                  Business Connection
----                           ---------------------  ------------------------
George E. Noonan, Jr.          President              Contravisory
William M. Noonan              Vice President         Contravisory
Philip A. Noonan               Vice President         Contravisory

(u) Horizon Asset Management, Inc.

   The following chart reflects the directors and officers of Horizon, including their business connections, which are of a substantial nature. The address of Horizon is 470 Park Avenue South, 4th Floor South, New York, New York 10016 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                          Business Connection
----                      -----------------------------  ---------------------
Denise M. Kashey          Director                       Horizon
Steven Bregman            Director; President            Horizon
Peter Doyle               Director; Vice President;
                           Secretary                     Horizon
Thomas C. Ewing           Director                       Horizon
Andrew M. Fishman         Director of Compliance;
                           General Counsel               Horizon
John Meditz               Vice Chairman; Director        Horizon
Murray Stahl              Chairman; Treasurer            Horizon

(v) Kinetics Asset Management, Inc.

   The following chart reflects the directors and officers of Kinetics, including their business connections, which are of a substantial nature. The address of Kinetics is 16 New Broadway, Sleepy Hollow, New York 10591 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                          Business Connection
----                      -----------------------------  ---------------------
Bruce P. Abel             Director; Secretary            Kinetics
Lawrence P. Doyle         Chairman                       Kinetics
Peter Doyle               President; CEO; Director;      Kinetics
                           Chief Investment Strategist

Name                      Title                          Business Connection
----                      -----------------------------  ---------------------
Andrew M. Fishman         Director of Compliance         Kinetics
Leonid Polyakov           Director; CFO                  Kinetics
James G. Doyle            Director; Chief Counsel        Kinetics
Frank Costa               Shareholder                    Kinetics
Kinetics Voting Trust     Trust is Shareholder           Kinetics
Susan C. Conway           Shareholder                    Kinetics
Karen & Larry Doyle       Shareholder                    Kinetics
 Irrevocable Trust
Karen Doyle Trust         Shareholder                    Kinetics
Lawrence Doyle Trust      Shareholder                    Kinetics

(w) Loomis, Sayles & Company, L.P.

   The following chart reflects the directors and officers of Loomis, including their business connections, which are of a substantial nature. The address of Loomis is One Financial Center, Boston, Massachusetts 02111-2621 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                           Title                               Business Connection
----                           ----------------------------------  -------------------------------
Loomis, Sayles & Company,      General Partner of Registrant       Loomis
 Inc. ("LSCI")
IXIS Asset Management North    Limited Partner of Registrant;      Loomis; Shareholder of IXIS AM
 America, L.P. ("IXIS AM NA")   Shareholder (IXIS AM Holdings)      Holdings
Robert J. Blanding             Chief Executive Officer of          Loomis
                                Registrant;
                                Director of General Partner
Kevin P. Charleston            Chief Financial Officer of          Loomis
                                Registrant;
                                Director of General Partner
Daniel J. Fuss                 Director of General Partner         Loomis
John F. Gallagher              Director of General Partner         Loomis
Lauriann C. Kloppenburg        Director of General Partner         Loomis
Peter S. Voss                  Director of General Partner         Loomis
John R. Gidman                 Director of General Partner         Loomis
Donald P. Ryan                 Chief Compliance Officer of         Loomis
                                Registrant
Jaehoon Park                   Director of General Partner         Loomis
Jean S. Loewenberg             Chief Legal Officer of Registrant;  Loomis
                                Director of General Partner
Mark E. Smith                  Director of General Partner         Loomis
IXIS Asset Management          Shareholder                         LSCI
 Holdings, LLC ("IXIS AM
 Holdings")
IXIS Asset Management US,      General Partner                     IXIS AM NA
 LLC ("IXIS AM US LLC")
IXIS Asset Management US       Limited Partner; Member             IXIS AM NA;
 Corporation ("IXIS AM US")                                         IXIS AM US LLC
IXIS Asset Management          Shareholder of Common Stock         IXIS AM US
 ("IXIS AM")
Caisse Nationale Des Caisses   Shareholder                         IXIS AM GROUP;
 D'Epargne ("CNCE")                                                 IXIS AM US
Caisse Des Depots ET           Shareholder                         CNCE
 Consignations ("CDC")
IXIS Asset Management Group    Shareholder                         IXIS AM
 ("IXIS AM GROUP")

(x) Metropolitan West Asset Management, LLC

   The following chart reflects the directors and officers of Metropolitan, including their business connections, which are of a substantial nature. The address of Metropolitan is 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025-6552 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                     Business Connection
----                      ------------------------  --------------------------
Metropolitan West         Member                    Metropolitan
 Financial, LLC
Tad Rivelle               Member                    Metropolitan
Laird R. Landmann         Member                    Metropolitan
Scott B. Dubchansky       Member                    Metropolitan
Richard S. Hollander      Director; Member of       Metropolitan; Member of
                           MW Holdings, LLC          MW Holdings, LLC
Lara E. Mulpagano         Chief Operating Officer   Metropolitan
Stephen M. Kane           Member                    Metropolitan
Joseph D. Hattesohl       Chief Financial Officer   Metropolitan
David B. Lippman          Member                    Metropolitan
Anthony C. Scibelli       Member                    Metropolitan
Patrick A. Moore          Member                    Metropolitan
Keith T. Kirk             Chief Compliance Officer  Metropolitan
MW Holdings, LLC          Interest Owner            Metropolitan West
                                                    Financial, LLC

(y) SSI Investment Management, Inc.

   The following chart reflects the directors and officers of SSI, including their business connections, which are of a substantial nature. The address of SSI is 357 N Canon Drive, Beverly Hills, California 90210 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                          Business Connection
----                      -----------------------------  ---------------------
John D. Gottfurcht        President                      SSI
Amy J. Gottfurcht         Chairman; CEO; Secretary       SSI
George M. Douglas         Vice President;
                           Chief Investment Officer      SSI
Syed F. Mehdi             CCO;
                           Vice President Human
                          Resources                      SSI
David W. Rosenfelder      Vice President;
                           Senior Portfolio Analyst      SSI

(z) TWIN Capital Management, Inc.

   The following chart reflects the directors and officers of TWIN, including their business connections, which are of a substantial nature. The address of TWIN is 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317-3153 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                        Business Connection
----                      ---------------------------  -----------------------
Geoffrey Gerber           President; CIO               TWIN
James D. Drake            Controller;                  TWIN
                           Chief Compliance Officer

(aa)Yacktman Asset Management Co.

   The following chart reflects the directors and officers of Yacktman, including their business connections, which are of a substantial nature. The address of Yacktman is 1110 Lake Cook Road, Suite 385, Buffalo Grove, Illinois 60089 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                        Business Connection
----                      ---------------------------  -----------------------
Donald A. Yacktman        President; Secretary;        Yacktman
                          Treasurer;
                           Chief Compliance Officer
Ronald W. Ball            Senior Vice President        Yacktman
Stephen A. Yacktman       Vice President               Yacktman

(bb)Merk Investments, LLC

   The following chart reflects the directors and officers of Merk, including their business connections, which are of a substantial nature. The address of Merk is 555 Bryant Avenue, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                        Business Connection
----                      ---------------------------  -----------------------
Axel Merk                 President                    Merk
Kimberly Schuster         Chief Compliance Officer     Merk

(cc)Dover Corporate Responsibility Management LLC

   The following chart reflects the directors and officers of Dover, including their business connections, which are of a substantial nature. The address of Dover is 140 Greenwich Avenue, Greenwich, CT 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                        Business Connection
----                      ---------------------------  -----------------------
Richard M. Fuscone        Chairman                     Dover
Michael P. Castine        President                    Dover
Christopher J. Wolfe      Director of Research         Dover

(dd)Alex. Brown Investment Management

   The following chart reflects the directors and officers of Alex. Brown, including their business connections, which are of a substantial nature. The address of Alex. Brown is 1 South Street, Baltimore, MD 21202 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                          Business Connection
----                      ---------------------------  -----------------------
Lee S. Owen               Co-President                 Alex. Brown
Bruce E. Behrens          Co-President                 Alex. Brown
James D. Brown            Director                     Alex. Brown
Robert H. Vernon          Director                     Alex. Brown
Hobart C. Buppert         Director, Portfolio Manager  Alex. Brown
Nancy I. Denney           Chief Compliance Officer     Alex. Brown

(ee)Third Millennium Investment Advisors, LLC

   The following chart reflects the directors and officers of Third Millennium Investment Advisors, LLC, including their business connections, which are of a substantial nature. The address of Third Millennium Investment Advisors, LLC is 1185 Avenue of the Americas, New York, New York 10036 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                        Business Connection
----                      ---------------------------  -----------------------
John Thomas Connor        Managing Member              Third Millennium
John Pasco                Member                       Third Millennium
James Laurence Melcher    Member                       Third Millennium
Peter Leonard Smith       Chief Compliance Officer     Third Millennium
Susan Connor              Member                       Third Millennium

(ff)Liberty Street Advisors, LLC

   The following chart reflects the directors and officers of Liberty Street Advisors, LLC, including their business connections, which are of a substantial nature. The address of Liberty Street Advisors, LLC is 55 Liberty Street, New York, New York 10005, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                      Title                        Business Connection
----                      ---------------------------  -----------------------
James Celico              Chief Financial Officer      Liberty Street
Raymond Hill              Chairman                     Liberty Street
Timothy Reick             CEO and Chief Compliance
                            Officer                    Liberty Street

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Foreside Fund Services, LLC, Registrant's underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Funds                    Wintergreen Fund. Inc.
American Beacon Mileage Funds            Henderson Global Funds
American Beacon Select Funds             Ironwood Series Trust
Bridgeway Funds, Inc.                    Monarch Funds
Century Capital Management Trust         Sound Shore Fund, Inc.
Forum Funds

(b) The following are officers of Foreside Fund Services, LLC, the Registrant's underwriter. Their business address is Two Portland Square, First Floor, Portland, Maine 04101.

Name               Position with Underwriter      Position with Registrant
----               -----------------------------  ----------------------------
Simon D. Collier   Principal Executive Officer    President (Principal
                                                    Executive Officer)
Carl A. Bright     President & Treasurer          None
Nanette K. Chern   Vice President, Secretary &    Anti-Money Laundering
                     Chief Compliance Officer       Compliance Officer
Richard J. Berthy  Vice President & Assistant     None
                     Treasurer
Mark A. Fairbanks  Vice President, Assistant      None
                     Secretary & Deputy Chief
                     Compliance Officer

(c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

   The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 26 hereof.

ITEM 29. MANAGEMENT SERVICES

   Not Applicable.

ITEM 30. UNDERTAKINGS

   None.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portland, and State of Maine
April 30, 2007.



                                              FORUM FUNDS

                                              By: /s/ Simon D. Collier
                                                  -----------------------------
                                                  Simon D. Collier, President



Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on April 30, 2007.



(a) Principal Executive Officer

    /s/ Simon D. Collier
    ---------------------------------
    Simon D. Collier
    President

(b) Principal Financial Officer

    /s/ Trudance L.C. Bakke
    ---------------------------------
    Trudance L.C. Bakke
    Principal Financial Officer and Treasurer

(c) A majority of the Trustees

    John Y. Keffer, Trustee
    James C. Cheng, Trustee
    J. Michael Parish, Trustee
    Costas Azariadis, Trustee

By: /s/ Trudance L.C. Bakke
    ---------------------------------
    Trudance L.C. Bakke
    Attorney in fact*

--------

* Pursuant to powers of attorney previously filed as Other Exhibits (A) to this Registration Statement.

                                 EXHIBIT LIST

EXHIBITS




(d)(26) Form of Investment Advisory Agreement between Liberty Street Advisors and Registrant

(d)(27) Form of Sub-Advisory Agreement Between Liberty Street Advisors and Horizon Asset Management

(h)(1)  Form of Accounting, Administration and Transfer Agency Services
        Agreement

(h)(8)  Contractual Fee Waiver for King Investment Advisors, Inc.

(h)(9)  Contractual Fee Waiver for Winslow Management Company, LLC

(h)(13) Contractual Fee Waiver for Absolute Investment Advisers, LLC

(h)(18) Form of Contractual Fee Waiver for Liberty Street Advisors, Inc.

(i)     Consent of Counsel

(j)     Consent of Independent Auditor

(m)(1)  Rule 12b-1 Plan for Liberty Street Horizon Fund

(p)(36) Code of Ethics for Mohican Financial Management, LLC

(p)(37) Code of Ethics for Liberty Street Advisors, Inc.